=====================================================================





                          PUT/CALL, REGISTRATION RIGHTS

                                       AND

                              STANDSTILL AGREEMENT





                         Dated as of January 1, 1998


                                      among



                              MARATHON OIL COMPANY,


                                USX CORPORATION,


                                  ASHLAND INC.


                                       and


                         MARATHON ASHLAND PETROLEUM LLC
=====================================================================

                                                               Contents, p. 1

                             TABLE OF CONTENTS

                                                                         Page

                                 ARTICLE I
   Certain Definitions; Adjustable Amounts;Representations and Warranties


         SECTION 1.01.  Definitions........................................2
         SECTION 1.02.  Adjustable Amounts................................17
         SECTION 1.03.  Representations and Warranties....................18

                                 ARTICLE II
                         Special Termination Right

         SECTION 2.01.  Special Termination Right.........................20
         SECTION 2.02.  Special Termination Price.........................20
         SECTION 2.03.  Method of Exercise................................21

                                ARTICLE III
                            Marathon Call Right

         SECTION 3.01.  Marathon Call Right...............................21
         SECTION 3.02.  Marathon Call Price...............................21
         SECTION 3.03.  Method of Exercise................................22
         SECTION 3.04.  Limitation on Marathon's Ability To Exercise
                         its Marathon Call Right..........................22

                                 ARTICLE IV
                             Ashland Put Right

         SECTION 4.01.  Ashland Put Right.................................22
         SECTION 4.02.  Ashland Put Price.................................23
         SECTION 4.03.  Method of Exercise................................26
         SECTION 4.04.  Ashland Put Price Election Notice.................26
         SECTION 4.05.  Limitation on Ashland's Ability To Exercise
                         its Ashland Put Right............................27

                                                               Contents, p. 2

                                 ARTICLE V
          Termination of Certain Distributions; Revocable Proxies
         SECTION 5.01.  Termination of Certain Distributions..............27
         SECTION 5.02.  Revocable Proxies.................................30

                                 ARTICLE VI
            Determination of the Appraised Value of the Company
         SECTION 6.01.  Determination of Appraised Value of the
                         Company..........................................31

                                ARTICLE VII
            Determination of the Fair Market Value of Securities

         SECTION 7.01.  General...........................................35
         SECTION 7.02.  Determination of Fair Market Value of
                         Marathon Debt Securities.........................35
         SECTION 7.03.  Determination of Fair Market Value of
                         Actively Traded Marathon Equity Securities.......35
         SECTION 7.04.  Determination of Fair Market Value of Non-
                         Actively Traded Marathon Equity Securities.......39

                                ARTICLE VIII
                   Certain Matters Relating to Securities

         SECTION 8.01.  Certain Requirements with Respect to
                         Marathon Debt Securities.........................42
         SECTION 8.02.  Procedures with Respect to the Issuance of
                         Securities.......................................42
         SECTION 8.03.  Holding Period....................................45
         SECTION 8.04.  Manner of Sale of Marathon Equity
                         Securities.......................................45

                                 ARTICLE IX
           Closing; Conditions to Closing; Consequences of Delay

         SECTION 9.01.  Closing...........................................46
         SECTION 9.02.  Conditions to Closing.............................49
         SECTION 9.03.  Consequences of a Delayed Closing of the
                         Marathon Call Right or the Ashland Put Right
                         Where Ashland Is at Fault........................54

                                                               Contents, p. 3

         SECTION 9.04.  Consequences of a Delayed Closing of the
                         Marathon Call Right or the Ashland Put Right
                         Where Marathon or USX Is at Fault................55
         SECTION 9.05.  Consequences of a Delayed Closing of the
                         Marathon Call Right or the Ashland Put Right
                         Where No Party Is at Fault.......................57
         SECTION 9.06.  Consequences of Delayed Second or Third
                         Scheduled Installment Payment....................58
         SECTION 9.07.  Consequences of a Delayed Closing of the
                         Special Termination Right Where Terminating
                         Member Is at Fault...............................58
         SECTION 9.08.  Consequences of a Delayed Closing of the
                         Special Termination Right Where Non-
                         Terminating Member Is at Fault...................60
         SECTION 9.09.  Consequences of Delayed Closing of Special
                         Termination Right Where No Party Is at
                         Fault............................................62

                                 ARTICLE X
                            Registration Rights

         SECTION 10.01.  Registration upon Request........................63
         SECTION 10.02.  Covenants of the Issuer..........................67
         SECTION 10.03.  Fees and Expenses................................72
         SECTION 10.04.  Indemnification and Contribution.................73
         SECTION 10.05.  Underwriting Agreement; Purchase
                          Agreement.......................................77
         SECTION 10.06.  Undertaking To File Reports......................78

                                 ARTICLE XI
                                 Covenants

         SECTION 11.01.  Cooperation; Commercially Reasonable Best
                          Efforts.........................................78
         SECTION 11.02.  Antitrust Notification; FTC or DOJ
                          Investigation...................................78
         SECTION 11.03.  Governmental Filings re:  Ashland LOOP/LOCAP
                          Interest........................................80
         SECTION 11.04.  Designated Sublease Agreements...................81

                                                               Contents, p. 4

                                ARTICLE XII
                            Standstill Agreement

         SECTION 12.01.  Restrictions of Certain Actions by Marathon
                          and USX.........................................83
         SECTION 12.02.  Restrictions of Certain Actions by
                          Ashland.........................................86

                                ARTICLE XIII
                              Indemnification

         SECTION 13.01.  Indemnification re:  Ashland Representatives'
                          Revocable Proxies and the Ashland LOOP/LOCAP
                          Revocable Proxy.................................88
         SECTION 13.02.  Indemnification re:  Marathon Representatives
                          Revocable Proxies...............................89
         SECTION 13.03.  Indemnification re:  Transfer of Economic
                          Interests in the Ashland LOOP/LOCAP Interest
                          to Marathon, the Company or a Person
                          Designated by Marathon..........................89
         SECTION 13.04.  Procedures Relating to Indemnification Under
                          This Article XIII...............................90

                                ARTICLE XIV
 Company Competitive Businesses; Detrimental Activities; Limitations on the

         Company Entering into Valvoline's Business
         SECTION 14.01.  Competitive Businesses...........................90
         SECTION 14.02.  Detrimental Activities...........................94
         SECTION 14.03.  Limitations on the Company Entering into the
                          Valvoline Business..............................96
         SECTION 14.04.  Purchase Price of Competitive Business
                          Assets.........................................103

                                                               Contents, p. 5

                                 ARTICLE XV
                            Survival; Assignment

         SECTION 15.01.  Survival and Assignment re:  Marathon and
                          USX...........................................106
         SECTION 15.02.  Survival and Assignment re:  Ashland...........107
         SECTION 15.03.  Survival and Assignment re:  the
                          Company.......................................109
         SECTION 15.04.  Assignment and Assumption Agreements...........109
         SECTION 15.05.  Consequences of Unpermitted Assignments........110

                                ARTICLE XVI
                       Dispute Resolution Procedures

         SECTION 16.01.  General........................................110
         SECTION 16.02.  Dispute Notice and Response....................110
         SECTION 16.03.  Negotiation Between Chief Executive
                          Officers......................................110
         SECTION 16.04.  Right to Equitable Relief Preserved............111

                                ARTICLE XVII
                               Miscellaneous

         SECTION 17.01.  Notices........................................111
         SECTION 17.02.  Merger and Entire Agreement....................113
         SECTION 17.03.  Parties in Interest............................113
         SECTION 17.04.  Counterparts...................................113
         SECTION 17.05.  Amendment; Waiver..............................113
         SECTION 17.06.  Severability...................................113
         SECTION 17.07.  GOVERNING LAW..................................114
         SECTION 17.08.  Enforcement....................................114
         SECTION 17.09.  Table of Contents, Headings and Titles.........115
         SECTION 17.10.  Use of Certain Terms; Rules of Construction....115
         SECTION 17.11.  Holidays.......................................115
         SECTION 17.12.  Third Parties..................................115
         SECTION 17.13.  Liability for Affiliates.......................115
         SECTION 17.14.  Schedules......................................116

                                                               Contents, p. 6

         APPENDIX A Certain Definitions

         SCHEDULE 1.03(c)  Conflicts
         SCHEDULE 1.03(d)  Consents
         SCHEDULE 14.01(a) Competitive Businesses

                           PUT/CALL, REGISTRATION RIGHTS AND STANDSTILL AGREEMENT dated as of January 1, 1998 by and among MARATHON OIL COMPANY, an Ohio corporation ("Marathon"), USX CORPORATION, a Delaware corporation ("USX"), ASHLAND INC., a Kentucky corporation ("Ashland"), and MARATHON ASHLAND PETROLEUM LLC, a Delaware limited liability company (the "Company").


                           Preliminary Statement

                  WHEREAS Marathon and Ashland have previously entered into a Master Formation Agreement dated as of December 12, 1997, relating to the formation of the Company, which will own and operate certain of Marathon's and Ashland's respective petroleum supply, refining, marketing, and transportation businesses;

                  WHEREAS Marathon and Ashland have previously entered into an Asset Transfer and Contribution Agreement dated as of December 12, 1997, pursuant to which, among other things, Marathon and Ashland will transfer their respective Businesses (as defined below) to the Company;

                  WHEREAS Marathon, USX and Ashland have previously entered into a Parent Agreement dated as of December 12, 1997;

                  WHEREAS Marathon and Ashland have entered into an LLC Agreement dated as of the date hereof in order to establish the rights and responsibilities of each of them with respect to the governance, financing and operation of the Company;

                  WHEREAS Marathon and Ashland have agreed that under certain circumstances, Ashland will sell to Marathon and Marathon will purchase from Ashland all of Ashland's Membership Interests and the Ashland LOOP/LOCAP Interest (each as defined below), upon the terms and subject to the conditions set forth herein;

                  WHEREAS Marathon and Ashland have agreed that if Marathon or Ashland elects to terminate the Term of the Company pursuant to Section
2.03 of the LLC Agreement, then the non-terminating Member shall have the right to purchase from the terminating Member all of the terminating Member's Membership Interests, upon the terms and subject to the conditions set forth herein;

                  WHEREAS Marathon and USX have agreed that Marathon and USX will grant Ashland certain registration rights with respect to any Securities (as defined below) that Marathon or USX issues to Ashland pursuant to this Agreement in connection with the purchase by Marathon of Ashland's Membership Interests and the Ashland LOOP/LOCAP Interest, upon the terms and subject to the conditions set forth herein;

                  WHEREAS Marathon and USX have agreed to certain restrictions with respect to actions relating to Ashland Voting Securities (as defined below), upon the terms and subject to the conditions set forth herein;

                  WHEREAS Ashland has agreed to certain restrictions with respect to actions relating to USX Voting Securities (as defined below), upon the terms and subject to the conditions set forth herein; and
                  WHEREAS Marathon, USX and Ashland have agreed to certain restrictions with respect to certain of their business activities, upon the terms and subject to the conditions set forth herein.


                  NOW, THEREFORE, the parties hereto hereby agree as follows:


                                 ARTICLE I

                  Certain Definitions; Adjustable Amounts;
                       Representations and Warranties

                  SECTION 1.01. Definitions. Defined terms used in this Agreement shall have the meanings ascribed to them by definition in this Agreement or in Appendix A. In addition, when used herein the following terms have the following meanings:

                  "Actively Traded Marathon Equity Securities" means Marathon Equity Securities for which there is an active trading market on the National Market System of the NASDAQ or on a National Securities Exchange during the period commencing 30 days prior to the Closing Date or applicable Installment Payment Date and ending on the Closing Date or such Installment Payment Date.

                  "Adjustable Amount" has the meaning set forth in Section 1.02.

                  "Adjustable  Amounts Notice" has the meaning set forth in
Section 1.02.

                  "Adjustment Year" has the meaning set forth in Section 1.02.

                  "Agreement" means this Put/Call, Registration Rights, and Standstill Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "Appraised Value Determination Date" has the meaning set forth in Section 6.01(c).

                  "Appraised Value of the Company" has the meaning set forth in Section 6.01(c).

                  "Ashland  Designated   Sublease   Agreements"  means  the
Ashland Sublease Agreements attached as Exhibits L-1, L-2, L-3 and L-4 to the Asset Transfer and Contribution Agreement.

                  "Ashland Exercise Period Distributions" has the meaning set forth in Section 5.01(a)(i).

                  "Ashland LOOP/LOCAP Interest" means (i) the 4.0% interest in LOOP LLC owned by Ashland on the date hereof pursuant to the limited liability company agreement of LOOP LLC dated as of October 18, 1996, among Ashland, Marathon Pipe Line Company, Murphy Oil Corporation, Shell Oil Company and Texaco Inc. and (ii) the 86.20 shares of common stock of LOCAP, Inc. owned by Ashland, which shares on the date hereof represent an 8.6%
interest  in  LOCAP,   Inc.;   provided
that in the event there is a reclassification of the LOOP, LLC membership interests or the common stock of LOCAP, Inc. into one or more different types or classes of securities, the "Ashland LOOP/LOCAP Interest" shall instead include such different types or classes of securities.

                  "Ashland LOOP/LOCAP Irrevocable Proxy" has the meaning set forth in Section 9.02(e).

                  "Ashland LOOP/LOCAP Revocable Proxy" has the meaning set forth in Section 5.02(c).

                  "Ashland  Material Adverse Effect" means, for purposes of
Section 1.03, either (i) a material adverse effect on the ability of Ashland to perform its obligations under this Agreement or (ii) an effect on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of Ashland's Business which results in a Loss of two million dollars ($2,000,000) or more, or, if such Loss is not susceptible to being measured in monetary terms, is otherwise materially adverse to Ashland's Business; provided that any such effect relating to or resulting from any change in the price of petroleum or petroleum byproducts, general economic conditions or local, regional, national or international industry conditions (including changes in financial or market conditions) shall be deemed not to constitute an Ashland Material Adverse Effect.

                  "Ashland   Membership   Interests"   means  the   initial
Membership Interests of Ashland on the date hereof, together with any additional Membership Interests that Ashland may hereafter acquire.

                  "Ashland Put Exercise  Date" has the meaning set forth in
Section 4.03.

                  "Ashland Put Exercise Notice" has the meaning set forth in Section 4.03.

                  "Ashland  Put Price" has the meaning set forth in Section
4.01.

                  "Ashland Put Price Election Date" has the meaning set forth in Section 4.04(b).

                  "Ashland Put Price Election Notice" has the meaning set forth in Section 4.04(a).

                  "Ashland  Put Right" has the meaning set forth in Section
4.01.

                  "Ashland  Representatives   Revocable  Proxies"  has  the
meaning set forth in Section 5.02(a).

                  "Ashland Special Termination Right" means the Special Termination Right granted to Ashland pursuant to Section 2.01.

                  "Ashland Voting Securities" means the securities of Ashland (i) having the power under ordinary circumstances to elect at least a majority of the board of directors of Ashland (whether or not any senior class of stock has voting power by reason of any contingency) or (ii) convertible into or exchangeable for securities of Ashland having the power under ordinary circumstances to elect at least a majority of the board of directors of Ashland (whether or not any senior class of stock has voting power by reason of any contingency).

                  "Average Annual Level" means for any twelve-month period ending on December 31 of any calendar year, the average of the level of the Price Index ascertained by adding the twelve monthly levels of the Price Index during such twelve-month period and dividing the total by twelve.

                  "Base Level" has the meaning set forth in the LLC Agreement.

                  "Base   Rate"   means   a  rate   of   interest   closely
approximating that of comparable term senior debt securities or debt obligations priced to trade at par issued by USX or issued by Marathon and fully guaranteed by USX, or issued by a firm of comparable credit standing.

                  "Blackout  Period"  has the  meaning set forth in Section
10.01(b).

                  "Bulge Bracket Investment Banking Firm" means an investment banking firm that is listed as one of the top 10 investment banking firms for all domestic equity issues in terms of the aggregate dollar amount of such issues (with full credit given to the lead manager) as reported in the latest issue of Investment Dealers' Digest or a publication (or otherwise) of similar national repute which provides rankings of investment banking firms by size of domestic issues.

                  "Bulk  Motor Oil  Business"  has the meaning set forth in
Section 14.03(h).

                  "Cash"  means  United  States   dollars  or   immediately
available funds in United States dollars.

                  "Closing" has the meaning set forth in Section 9.01(a).

                  "Closing Date" has the meaning set forth in Section 9.01(a).

                  "Commission" means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

                  "Company Competitive Business" has the meaning set forth in Section 14.01(a).

                  "Company Competitive Business Assets" has the meaning set forth in Section 14.01(d).

                  "Company Competitive Third Party" has the meaning set forth in Section 14.01(d).

                  "Company  Material Adverse Effect" means, for purposes of
Section 1.03, an effect on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of the Company's Business which results in a Loss of two million dollars ($2,000,000) or more, or, if such Loss is not susceptible to being measured in monetary terms, is otherwise materially adverse to the Company's Business; provided that any such effect relating to or resulting from any change in the price of petroleum or petroleum byproducts, general economic conditions or local, regional, national or international industry conditions (including changes in financial or market conditions) shall be deemed not to constitute a Company Material Adverse Effect.

                  "Competitive Business Purchase Price" has the meaning set forth in Section 14.04.

                   "Confidential Information" has the meaning set forth in Section 14.02(b).

                  "Confidentiality  Agreement" has the meaning set forth in
Section 14.02(b).

                  "Delayed  Closing  Date"  has the  meaning  set  forth in
Section 9.03(b).

                  "Delayed Closing Date Interest Period" has the meaning set forth in Section 9.03(b).

                  "Delayed Installment Payment Date" has the meaning set forth in Section 9.06.

                  "Delayed Installment Payment Date Interest Period" has the meaning set forth in Section 9.06.

                  "Demand  Registration"  has  the  meaning  set  forth  in
Section 10.01(a).

                  "Designated   Sublease   Agreements"  means  the  Ashland
Designated Sublease Agreements and the
Marathon Designated Sublease Agreements.

                  "Disclosing Party" has the meaning set forth in Section 14.02(b).

                  "Dispute" has the meaning set forth in Section 16.01.

                  "Dispute Notice" has the meaning set forth in Section 16.02.

                  "Distributable Cash" has the meaning set forth in the LLC Agreement.

                  "Escrow Account" has the meaning set forth in Section 5.01(a)(ii)(B).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exercise Date" means the Special Termination Exercise Date, the Marathon Call Exercise Date or the Ashland Put Exercise Date, as applicable.

                  "Exercise  Period  Distributions"  means Ashland Exercise
Period  Distributions  or  Marathon  Exercise  Period   Distributions,   as
applicable.

                  "Fair Market  Value" has the meaning set forth in Section
7.01.


                  "14.01(d) Presentation Meeting" has the meaning set forth in Section 14.01(d).

                  "14.01(d) Scheduled Closing Date" has the meaning set forth in Section 14.01(d).

                  "14.03(d)  Offer  Notice"  has the  meaning  set forth in
Section 14.03(d).

                  "14.03(d) Purchase Election Notice" has the meaning set forth on Section 14.03(d).

                  "14.03(d) Scheduled Closing Date" has the meaning set forth in Section 14.03(d).

                  "14.03(f)  Offer  Notice"  has the  meaning  set forth in
Section 14.03(f)(i).

                  "14.03(f) Purchase Election Notice" has the meaning set forth in Section 14.03(f)(i).

                  "14.04 Appraisal Process Commencement Date" has the meaning set forth in Section 14.04.

                  "14.04  Appraisal  Report"  has the  meaning set forth in
Section 14.04.

                  "14.04 Initial Opinion Values" has the meaning set forth in Section 14.04.

                  "14.04 Subsequent Appraisal Process Commencement Date" has the meaning set forth in Section 14.04.

                  "14.04 Third Opinion  Value" has the meaning set forth in
Section 14.04.

                  "Fully  Distributed  Sale" has the  meaning  set forth in
Section 8.04.

                  "Holding Period" has the meaning set forth in Section 8.03.

                  "Installment  Payment"  has  the  meaning  set  forth  in
Section 4.02(b).

                  "Installment Payment Date" means a Scheduled Installment Payment Date or a Delayed Installment Payment Date, as applicable.

                  "Investment Grade Rating" means a rating of BBB- or higher by S&P or Baa3 or higher by Moody's or the equivalent of such rating by S&P and Moody's.

                  "Issuer" has the meaning set forth in Section 10.01(a).

                  "Issuer Material Adverse Effect" means either (i) a material adverse effect on the ability of the Issuer to perform its obligations under this Agreement or (ii) a material adverse effect on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of the Issuer and its subsidiaries, taken as a whole; provided, however, that any such effect relating to or resulting from any change in the price of petroleum or petroleum byproducts, general economic conditions or local, regional, national or international industry conditions (including changes in financial or market conditions) or any change in applicable tax laws or regulations shall be deemed not to constitute an Issuer Material Adverse Effect.

                  "LIBOR Rate" means, for any one-month period or portion thereof, the per annum rate (rounded to the nearest 1/10,000 of 1%) for U.S. dollar deposits for such one-month period which appears on Bloomberg Page DG522a Equity GPGX as of 11:00 a.m. London time on the second London business day preceding the first day of such one-month period. "Bloomberg Page DG522a Equity GPGX" means the display page designated "DG522a Equity GPGX" on the Bloomberg, L.P. quotation service (or replacement page or successor service for displaying comparable rates).

                  "Losses" has the meaning set forth in Section 10.04.

                  "Long Term Debt" means Indebtedness with a maturity of one year or longer.

                  "Maralube  Express Business" has the meaning set forth in
Section 14.03(d)(i).

                  "Marathon Call Exercise Date" has the meaning set forth in Section 3.03.

                  "Marathon Call Exercise Notice" has the meaning set forth in Section 3.03.

                  "Marathon  Call  Price"  has the  meaning  set  forth  in
Section 3.01.

                  "Marathon  Call  Right"  has the  meaning  set  forth  in
Section 3.01.

                  "Marathon Debt  Securities"  has the meaning set forth in
Section 8.01.

                  "Marathon   Designated  Sublease  Agreements"  means  the
Marathon Sublease Agreements attached as Exhibits E-1, E-2 and E-3 to the Asset Transfer and Contribution Agreement.

                  "Marathon Equity Securities" means any of (i) the class of common stock of USX designated as USX-Marathon Group Common Stock, par value $1.00 per share, (ii) the class of common equity securities of Marathon or, if USX has transferred all of the assets and liabilities of the Marathon Group to a Marathon Group Subsidiary (as such term is defined in the Certificate of Incorporation of USX) pursuant to Section 2(a) of Division I of Article Fourth of the Certificate of Incorporation of USX and the Board of Directors of USX has declared that all of the outstanding shares of USX-Marathon Group Common Stock be exchanged for shares of common stock of the Marathon Group Subsidiary, the Marathon Group Subsidiary; provided, that so long as Marathon shall be a subsidiary of USX, such common equity securities shall constitute Marathon Equity Securities only if such class accounts for USX's primary ownership interest in Marathon, or
(iii) the common equity securities of USX (but only if a single class of common equity securities of USX exists), in each case (1) registered pursuant to Section 12 of the Exchange Act and (2) issued to Ashland pursuant to Section 4.02(c); provided that in the event there is a reclassification of any of the foregoing classes of common stock into one or more different types or classes of securities, "Marathon Equity Securities" shall instead include such different types or classes of securities.

                  "Marathon Exercise Period Distributions" has the meanings set forth in Section 5.01(b)(i).

                  "Marathon Material Adverse Effect" means, for purposes of
Section 1.03, either (i) a material adverse effect on the ability of Marathon to perform its obligations under this Agreement or (ii) an effect on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of Marathon's Business which results in a Loss of two million dollars ($2,000,000) or more, or, if such Loss is not susceptible to being measured in monetary terms, is otherwise materially adverse to Marathon's Business; provided that any such effect relating to or resulting from any change in the price of petroleum or petroleum byproducts, general economic conditions or local, regional, national or international industry conditions (including changes in financial or market conditions) shall be deemed not to constitute a Marathon Material Adverse Effect.

                  "Marathon   Membership   Interests"   means  the  initial
Membership Interests of Marathon on the date hereof, together with any additional Membership Interests that Marathon may hereafter acquire.

                  "Marathon Representatives Revocable Proxies" has the meaning set forth in Section 5.02(b).

                  "Marathon Special Termination Right" means the Special Termination Right granted to Marathon pursuant to Section 2.01.

                  "Market Value of the Company" has the meaning set forth in Section 6.01(c).

                  "Maximum  Offering  Size"  has the  meaning  set forth in
Section 10.01(e).

                  "Mid-Level Employee" has the meaning set forth in Section 14.02(a)(ii).

                  "Minimum Lube Oil Purchase Amount" has the meaning set forth in Section 14.03(h).

                  "Moody's" means Moody's Investors Service Inc. and any successor thereto.

                  "National   Securities   Exchange"   means  a  securities
exchange registered as a national securities exchange under Section 6 of the Exchange Act.

                  "9.04(b) Post-Scheduled Closing Date Distribution Amount" has the meaning set forth in Section 9.04(b).

                  "9.08(b) Post-Scheduled Closing Date Distribution Amount" has the meaning set forth in Section 9.08(b).

                  "Non-Terminating  Member"  has the  meaning  set forth in
Section 2.01(a).

                  "Offering Memorandum" means any offering memorandum prepared in connection with a sale of Securities effected in accordance with Section 4(2) or Rule 144A under the Securities Act, including all amendments and supplements to such offering memorandum, all exhibits thereto and all materials incorporated by reference in such offering memorandum.

                  "Other  Holders"  has the  meaning  set forth in  Section
10.01(e).

                  "Packaged Motor Oil Business" has the meaning set forth in Section 14.03(h).

                  "Percentage Interest" has the meaning set forth in the LLC Agreement.

                  "Permitted Investments" means any of the following: (i) any investment in direct obligations of the United States of America or any agency thereof or obligations Guaranteed by the United States of America or any agency thereof; (ii) investments in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital, surplus and undivided profits aggregating in excess of $250,000,000 (or the foreign currency equivalent thereof) and whose Long Term debt is rated "A" (or higher) by Moody's or S&P; (iii) repurchase agreements having terms of not more than 30 days that are (A) collateralized by underlying securities of the types described in clause (i) above having a fair market value at the time the Company enters into such repurchase agreements of at least 102% of the principal amount of such repurchase agreements and (B) entered into with a bank meeting the qualifications described in clause (ii) above; (iv) investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of any of the parties hereto) organized and in existence under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of both "P-1" (or higher) according to Moody's and "A-1" (or higher) according to S&P; and (v) investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by S&P or "A" by Moody's.

                  "Price Index" has the meaning set forth in the LLC Agreement.

                  "Private Label Packaged Motor Oil Business" has the meaning set forth in Section 14.03(h).

                  "Qualifying Public Offering" has the meaning set forth in
Section 8.04.

                  "Quick  Lube  Business"  has the  meaning  set  forth  in
Section 14.03(h).

                  "Registration Statement" means any registration statement under the Securities Act which permits the public offering of Securities, including the prospectus included therein, all amendments and supplements to such registration statement or prospectus, including post-effective amendments, all exhibits thereto and all materials incorporated by reference in such registration statement.

                  "Representatives"  has the  meaning  set forth in Section
14.02(b).

                  "Response" has the meaning set forth in Section 16.02.

                  "Required  Disclosure"  has  the  meaning  set  forth  in
Section 7.03(a).

                  "Required  Disclosure  Date" has the meaning set forth in
Section 7.03(a).

                  "Scheduled  Closing  Date" has the  meaning  set forth in
Section 9.01(a).

                  "Scheduled Installment Payment Date" has the meaning set forth in Section 4.02(b).

                  "Securities"   means  Marathon  Debt  Securities   and/or
Marathon Equity Securities.

                  "Securities Act" means the Securities Act of 1933.

                  "Securities  Document"  has  the  meaning  set  forth  in
Section 8.02.

                  "Senior Employee" has the meaning set forth in Section 14.02(a)(ii).

                  "S&P"  means  Standard  &  Poor's   Corporation  and  any
successor thereto.

                  "7.03(b) Appraisal Process Commencement Date" has the meaning set forth in Section 7.03(b).

                  "7.03(b)  Appraisal  Report" has the meaning set forth in
Section 7.03(b).

                  "7.03(b)  Discount  Amount"  has the meaning set forth in
Section 7.03(b).

                  "7.03(b) Initial Opinion Values" has the meaning set forth in Section 7.03(b).

                  "7.03(b) Subsequent Appraisal Process Commencement Date" has the meaning set forth in Section 7.03(b).

                  "7.03(b) Third Opinion Value" has the meaning set forth in Section 7.03(b).

                  "7.04  Appraisal  Process   Commencement  Date"  has  the
meaning set forth in Section 7.04(b).

                  "7.04  Appraisal  Report"  has the  meaning  set forth in
Section 7.04(b).

                  "7.04  Discount  Amount"  has the  meaning  set  forth in
Section 7.04(b).

                  "7.04 Initial Opinion Values" has the meaning set forth in Section 7.04(b).

                  "7.04 Subsequent Appraisal Process Commencement Date" has the meaning set forth in Section 7.04(b).

                  "7.04 Third  Opinion  Value" has the meaning set forth in
Section 7.04(b).

                  "6.01  Appraisal  Process   Commencement  Date"  has  the
meaning set forth in Section 6.01(b).

                  "6.01  Appraisal  Report"  has the  meaning  set forth in
Section 6.01(b).

                  "6.01 Initial Opinion Values" has the meaning set forth in Section 6.01(b).

                  "6.01 Subsequent Appraisal Process Commencement Date" has the meaning set forth in Section 6.01(b).

                  "6.01 Third  Opinion  Value" has the meaning set forth in
Section 6.01(b).

                  "Special Termination Exercise Date" has the meaning set forth in Section 2.03.

                  "Special Termination Exercise Notice" has the meaning set forth in Section 2.03.

                  "Special  Termination Price" has the meaning set forth in
Section 2.01(a).

                  "Special  Termination Right" has the meaning set forth in
Section 2.01(a).

                  "Tax  Liability"  has the  meaning  set  forth in the LLC
Agreement.

                  "Tax    Liability    Distributions"    means   the   cash
distributions to which a Member is entitled pursuant to Section 5.01(a) of the LLC Agreement.

                  "Terminating Member" has the meaning set forth in Section 2.01(a).

                  "Terminating Member's Membership Interests" means, if Ashland is the Terminating Member, the Ashland Membership Interests and, if Marathon is the Terminating Member, the Marathon Membership Interests.

                  "Terminating Member's Percentage Interest" means, if Ashland is the Terminating Member, the Ashland Percentage Interest and, if Marathon is the Terminating Member, the Marathon Percentage Interest.

                  "Termination Notice" has the meaning set forth in Section 2.01(a).

                  "Trading Day" means any day on which the New York Stock Exchange is open for business.

                  "Underwritten Public Offering" means an underwritten public offering of Securities pursuant to an effective Registration Statement under the Securities Act.

                  "USX  Material  Adverse  Effect"  means,  for purposes of
Section 1.03, a material adverse effect on the ability of USX to perform its obligations under this Agreement.

                  "USX Voting Securities" means the securities of USX (i) having the power under ordinary circumstances to elect at least a majority of the board of directors of USX (whether or not any senior class of stock has voting power by reason of any contingency) or (ii) convertible into or exchangeable for securities of USX having the power under ordinary circumstances to elect at least a majority of the board of directors of USX (whether or not any senior class of stock has voting power by reason of any contingency); provided, that each class of common equity securities of USX, and any securities of USX convertible into or exchangeable for any such class, shall constitute USX Voting Securities regardless of whether such class has the power under ordinary circumstances to elect at least a majority of the board of directors of USX.

                  "Valvoline" has the meaning set forth in Section 14.03(h).

                  "Valvoline Business" has the meaning set forth in Section 14.03(h).

                  "Valvoline Competitive Business Assets" has the meaning set forth in Section 14.03(d).

                  "Valvoline Competitive Third Party" has the meaning set forth in Section 14.03(d).

                  "Weighted  Average  Price" has the  meaning  set forth in
Section 7.03(a).

                  SECTION 1.02. Adjustable Amounts. Within 30 days following the date on which the United States Department of Labor Bureau of Labor Statistics for all Urban Areas publishes the Price Index for (a) the month of December, 2002 and (b) thereafter, the month of December in each five year anniversary of the year 2002 (the year 2002 and each such five year anniversary being an "Adjustment Year"), the Company shall determine whether the Average Annual Level for the applicable Adjustment Year exceeds the Base Level. If the Company determines that the Average Annual Level for such Adjustment Year exceeds the Base Level, then the Company shall increase or decrease each of the following amounts (each, an "Adjustable Amount") to an amount calculated by multiplying the relevant Adjustable Amount by a fraction whose numerator is the Average Annual Level for such Adjustment Year and whose denominator is the Base Level: (i) the two million dollars ($2,000,000) amount set forth in the definition of "Ashland Material Adverse Effect"; (ii) the two million dollars ($2,000,000) amount set forth in the definition of "Company Material Adverse Effect"; (iii) the two million dollars ($2,000,000) amount set forth in the definition of "Marathon Material Adverse Effect"; (iv) the $250 million amount set forth in clause (ii) of the definition of "Permitted Investments" in Section 1.01; and (v) the $100 million and $25 million amounts set forth in Section 10.01(a); provided that in no event shall any Adjustable Amount be decreased below the initial amount thereof set forth herein. Within five Business Days after making such determinations, the Company shall distribute to each Member a notice (an "Adjustable Amounts Notice") setting forth: (A) the amount by which the Average Annual Level for such Adjustment Year exceeded the

Base Level and (B) the calculations of any adjustments made to the Adjustable Amounts pursuant to this Section 1.02. Any adjustment made to the Adjustable Amounts pursuant to this Section 1.02 shall be effective as of the date on which the Company delivers to the Members the related Adjustable Amounts Notice.

                  SECTION 1.03. Representations and Warranties. Each of Marathon and USX represents and warrants to Ashland, and Ashland represents and warrants to each of Marathon and USX, in each case as of the date hereof and will be required to represent and warrant as of any Closing Date, as follows:

                  (a) Due Organization, Good Standing and Power. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the power and authority to own, lease and operate its assets and to conduct the business now being or to be conducted by it. It is duly authorized, qualified or licensed to do business as a foreign corporation or other organization in good standing in each of the jurisdictions in which its right, title or interest in or to any of the assets held by it or the business conducted by it requires such authorization, qualification or licensing, except where the failure to be so authorized, qualified, licensed or in good standing would not have and would not reasonably be expected to have, individually or in the aggregate, a Marathon Material Adverse Effect, a USX Material Adverse Effect or an Ashland Material Adverse Effect, as the case may be. It has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder.

                  (b)  Authorization   and  Validity  of  Agreements.   The
         execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate or other action on its part. This Agreement has been duly executed and delivered by it. This Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  (c) Lack of Conflicts. Except as set forth on Schedule 1.03(c) to the Marathon, USX or Ashland Put/Call, Registration Rights and Standstill Disclosure

         Letter, as applicable, neither the execution and delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby does or will (i) conflict with, or result in the breach of any provision of, its charter or by-laws or similar governing or organizational documents or any of its subsidiaries,
         (ii) violate any Applicable Law or any permit, order, award, injunction, decree or judgment of any Governmental Authority applicable to or binding upon it or any of its subsidiaries or to which any of their respective properties or assets is subject,
         (iii) violate, conflict with or result in the breach or termination of, or otherwise give any other person the right to terminate, or constitute a default, an event of default or an event which with notice, lapse of time or both, would constitute a default or an event of default under the terms of, any mortgage, indenture, deed of trust or lease or other agreement or instrument to which it or any of its subsidiaries is a party or by which any of their respective properties or assets is subject, except, in the case of clauses (ii) or (iii), for such violations, conflicts, breaches, terminations and defaults which would not have and would not reasonably be expected to have, individually, a Company Material Adverse Effect.

                  (d) No Consents. Except as set forth on Schedule 1.03(d) to the Marathon, USX or Ashland Put/Call, Registration Rights and Standstill Disclosure Letter, as applicable, no Governmental Approval or other consent is required by it for the execution and delivery by it of this Agreement or for the consummation of the transactions contemplated hereby except (a) for such Governmental Approvals or other consents as have been obtained or are contemplated hereby to be obtained after Closing or (b) where the failure to obtain such Governmental Approvals or other consents would not have and would not reasonably be expected to have, individually, a Company Material Adverse Effect.

                                 ARTICLE II

                         Special Termination Right

                  SECTION 2.01. Special Termination Right. (a) If Ashland or Marathon (the "Terminating Member") notifies the Board of Managers of the Company and the other Member (the "Non-Terminating Member") in writing pursuant to Section 2.03 of the LLC Agreement that it wants to terminate the term of the Company at the end of the Initial Term or any succeeding 10-year period (any such notice being a "Termination Notice"), then, subject to Section 2.01(b), the Non-Terminating Member shall have the right, exercisable at any time during the 180-day period following its receipt from the Terminating Member of a Termination Notice, to purchase from the Terminating Member on the Scheduled Closing Date (the "Special Termination Right"), and the Terminating Member shall thereupon be required to sell to the Non-Terminating Member on the Scheduled Closing Date, all of its Membership Interests and, in the circumstance where Ashland is the Terminating Member, the Ashland LOOP/LOCAP Interest, for an aggregate amount equal to the purchase price (the "Special Termination Price") set forth in Section 2.02(a), plus interest on the Special Termination Price at a rate per annum equal to the Base Rate, with daily accrual of interest, for the period commencing on the Special Termination Exercise Date and ending on the Scheduled Closing Date. The Special Termination Right shall automatically terminate at the close of business on the 180th day following the Non-Terminating Member's receipt of a Termination Notice, unless previously exercised by the Non-Terminating Member in accordance with the provisions of Section 2.03.

                  (b) Notwithstanding anything to the contrary contained in
Section 2.01(a), if Marathon and Ashland each deliver a Terminating Notice to the Board of Managers of the Company and the other Member, then neither Marathon nor Ashland shall have a Special Termination Right.

                  SECTION 2.02. Special Termination Price. (a) Amount. The Special Termination Price shall be an amount equal to the product of (i) 100% of the Appraised Value of the Company multiplied by (ii) the Terminating Member's Percentage Interest.

                  (b) Timing of Payment. The Non-Terminating Member shall pay the entire Special Termination Price, together with accrued interest calculated as set forth in Section 2.01, on the Scheduled Closing Date.

                  (c) Form of Consideration. The Non-Terminating Member shall pay the Special Termination Price, and all accrued interest, in Cash.

                  SECTION 2.03. Method of Exercise. The Non-Terminating Member shall exercise its Special Termination Right by delivering to the Terminating Member a notice of such exercise (the "Special Termination Exercise Notice"). The date of the Terminating Member's receipt of the Special Termination Exercise Notice shall be deemed to be the date of the Non-Terminating Member's exercise of its Special Termination Right (the "Special Termination Exercise Date") and, except as expressly provided in Sections 9.08(a) and 9.09, the Non-Terminating Member's exercise of its Special Termination Right shall thereafter be irrevocable.


                                ARTICLE III

                            Marathon Call Right

                  SECTION 3.01. Marathon Call Right. Subject to Section 3.04, at any time on and after December 31, 2004, Marathon shall have the right to purchase from Ashland on the Scheduled Closing Date (the "Marathon Call Right"), and Ashland shall thereupon be required to sell to Marathon on the Scheduled Closing Date, all of Ashland's Membership Interests and the Ashland LOOP/LOCAP Interest, for an aggregate amount equal to the purchase price (the "Marathon Call Price") set forth in Section 3.02(a), plus interest on the Marathon Call Price at a rate per annum equal to the Base Rate, with daily accrual of interest, for the period commencing on the Marathon Call Exercise Date and ending on the Scheduled Closing Date.

                  SECTION 3.02. Marathon Call Price. (a) Amount. The Marathon Call Price shall be an amount equal to the product of (i) 115% of the Appraised Value of the Company multiplied by (ii) Ashland's Percentage Interest.

                  (b) Timing of Payment. Marathon shall pay the entire Marathon Call Price, together with accrued interest calculated as set forth in Section 3.01, on the Scheduled Closing Date.

                  (c)  Form  of  Consideration.   Marathon  shall  pay  the
Marathon Call Price, and all accrued interest, in Cash.

                  SECTION 3.03. Method of Exercise. Marathon shall exercise its Marathon Call Right by delivering to Ashland a notice of such exercise (the "Marathon Call Exercise Notice"). The date of Ashland's receipt of the Marathon Call Exercise Notice shall be deemed to be the date of Marathon's exercise of its Marathon Call Right (the "Marathon Call Exercise Date") and, except as expressly provided in Sections 9.03(a), 9.04(a) and 9.05, Marathon's exercise of its Marathon Call Right shall thereafter be irrevocable.

                  SECTION 3.04. Limitation on Marathon's Ability To Exercise its Marathon Call Right. If prior to the Marathon Call Exercise Date, Ashland elects to Transfer its Membership Interests to a third party pursuant to Section 10.01(c) of the LLC Agreement, and in connection therewith delivers to Marathon the requisite Offer Notice pursuant to
Section 10.04 of the LLC Agreement, Marathon shall not be permitted to exercise its Marathon Call Right for a period commencing on the date of Marathon's receipt of such Offer Notice and ending on the earliest of (i) 120 days (or 270 days if a second request has been made under HSR) following such receipt, (ii) the closing of such Transfer, and (iii) the date such proposed Transfer by Ashland shall have been finally abandoned. After such period, Marathon shall be entitled to exercise its Marathon Call Right.


                                 ARTICLE IV

                             Ashland Put Right

                  SECTION 4.01. Ashland Put Right. Subject to Section 4.05, at any time after December 31, 2004, Ashland shall have the right to sell to Marathon on the Scheduled Closing Date (the "Ashland Put Right"), and Marathon shall thereupon be required to purchase from Ashland on the Scheduled Closing Date, all of Ashland's Membership Interests and the Ashland LOOP/LOCAP Interest, for an aggregate amount equal to the purchase price (the "Ashland Put Price") set forth in Section 4.02, plus interest on the Ashland Put Price (or, in the event that Marathon elects to pay the Ashland Put Price in installments, any unpaid portion of the Ashland Put Price) at a rate per annum equal to the Base Rate, with daily accrual of interest, for the period commencing on the Ashland Put Exercise Date and ending on the Scheduled Closing Date (or, in the event that Marathon elects to pay the Ashland Put Price in installments, on the applicable Scheduled Installment Payment Date).

                  SECTION 4.02. Ashland Put Price. (a) Amount. The Ashland Put Price shall be an amount equal to the sum of (i) for that portion of the Ashland Put Price to be paid to Ashland in Cash or in Marathon Debt Securities, an amount equal to the product of (x) 85% of the Appraised Value of the Company multiplied by (y) Ashland's Percentage Interest multiplied by (z) the percentage of the Ashland Put Price to be paid to Ashland in Cash and/or in Marathon Debt Securities, plus (ii) for that portion of the Ashland Put Price to be paid to Ashland in Marathon Equity Securities, an amount equal to the product of (x) 90% of the Appraised Value of the Company multiplied by (y) Ashland's Percentage Interest multiplied by (z) the percentage of the Ashland Put Price to be paid to Ashland in Marathon Equity Securities.

                  (b) Timing of Payment. Subject to Section 4.02(d), Marathon shall have the right to elect, by specifying in the Ashland Put Price Election Notice, to (i) pay the entire Ashland Put Price on the Scheduled Closing Date or (ii) pay the Ashland Put Price in three equal installments (each an "Installment Payment"), in either case, together with accrued interest calculated as set forth in Section 4.01. If Marathon elects to pay the Ashland Put Price in installments, Marathon shall pay Ashland (x) the first Installment Payment on the Scheduled Closing Date;
(y) the second Installment Payment on the first anniversary of the Scheduled Closing Date; and (z) the third Installment Payment on the second anniversary of the Scheduled Closing Date (each such date being a "Scheduled Installment Payment Date"), in each case, together with accrued interest calculated as set forth in Section 4.01.

                  (c) Form of Consideration. Subject to Section 4.02(d), Marathon shall have the right to elect, by specifying in an Ashland Put Price Election Notice, to pay the Ashland Put Price (i) entirely in Cash or (ii) in a combination of Cash and Securities; provided that at least 50% of the Ashland Put Price (and at least 50% of each Installment Payment if Marathon elects to pay in installments) shall consist of Cash; provided further, that the sum of (x) the Fair Market Value of any Securities issued to Ashland on the Closing Date (or on any Installment Payment Date) plus (y) the amount of Cash paid to Ashland on the Closing Date (or on such Installment Payment Date) in respect of the Ashland Put Price, in each case exclusive of any interest paid thereon, shall equal the Ashland Put Price (or the applicable Installment Payment); and provided further, that in no event shall Marathon or USX issue to Ashland an amount of Marathon Equity Securities that would cause Ashland to own, directly or indirectly, at the Closing or on any Scheduled Installment Payment Date in the aggregate 10% or more of the number of shares of such class of Marathon Equity Securities that are outstanding on the Closing Date and are publicly held (it being understood and agreed that for purposes of this Section 4.02(c), any shares of such class of Marathon Equity Securities that are either held by Marathon or any of its Affiliates or subject to restrictions on transfer shall not be considered publicly held). Marathon shall pay all accrued interest in Cash.

                  (d) Consequences of Failure to Make Certain Elections. Notwithstanding anything to the contrary in this Agreement:

                  (i) if Marathon fails to deliver to Ashland an Ashland Put Price Election Notice within the requisite time period set forth in Section 4.04(a) or if Marathon delivers to Ashland an Ashland Put Price Election Notice that states that the entire
         Ashland Put Price will be paid at Closing but does not state whether any portion of the Ashland Put Price will be paid in Securities, Marathon shall thereafter be required to pay Ashland the entire Ashland Put Price in Cash on the Closing Date;

                  (ii) if Marathon delivers to Ashland an Ashland Put Price
         Election Notice pursuant to Section 4.04(a) that does not indicate whether it is electing to pay the Ashland Put Price in installments, Marathon shall thereafter be required to pay Ashland the entire Ashland Put Price on the Closing Date;

                  (iii) if Marathon delivers to Ashland an Ashland Put Price Election Notice pursuant to Section 4.04(a) that does not indicate the form of consideration regarding the Ashland Put Price (or, if such Ashland Put Price Election Notice states that Marathon has elected to pay the Ashland Put Price in installments, the first Installment Payment), Marathon shall thereafter be required to pay Ashland the entire Ashland Put Price (or first Installment Payment) in Cash on the Closing Date;

                  (iv) if Marathon has elected in its Ashland Put Price Election Notice delivered pursuant to Section 4.04(b) to pay the Ashland Put Price in installments and thereafter if Marathon fails to deliver to Ashland an Ashland Put Price Election Notice within the requisite time period set forth in Section 4.04(b) for any Scheduled Installment Payment Date, Marathon shall thereafter be required to pay Ashland the entire Installment Payment in Cash on the applicable Installment Payment Date;

                  (v) if Marathon elects in any Ashland Put Price Election Notice to issue (or to have USX issue) to Ashland Actively Traded Marathon Equity Securities on the Closing Date (or applicable Installment Payment Date) and at any time prior to the Closing Date (or such Installment Payment Date), such Securities cease for whatever reason to be Actively Traded Marathon Equity Securities, Marathon shall thereafter be required to pay Ashland the entire Ashland Put Price (or the applicable Installment Payment) in Cash on the Closing Date (or applicable Installment Payment Date); and

                  (vi) if Marathon elects in any Ashland Put Price Election Notice to issue (or to have USX issue) to Ashland Actively Traded Marathon Equity Securities on the Closing Date (or applicable Installment Payment Date) and Marathon fails to give the related Required Disclosure on the applicable Required Disclosure Date, Marathon shall thereafter be required to pay to Ashland the entire Ashland Put Price (or the applicable Installment Payment) in Cash on the Closing Date (or on such Installment Payment Date).

                  SECTION 4.03. Method of Exercise. Ashland may exercise its Ashland Put Right by delivering to Marathon a notice of such exercise (the "Ashland Put Exercise Notice"). The date of Marathon's receipt of the Ashland Put Exercise Notice shall be deemed to be the date of Ashland's exercise of its Ashland Put Right (the "Ashland Put Exercise Date") and, except as expressly provided in Sections 9.03(a), 9.04(a) and 9.05, Ashland's exercise of its Ashland Put Right shall thereafter be irrevocable.

                  SECTION 4.04. Ashland Put Price Election Notice. (a) Notice re: Closing. Within five Business Days after the Appraised Value Determination Date, Marathon shall notify Ashland (a "Ashland Put Price Election Notice") as to (i) whether it elects to pay the Ashland Put Price
(A) entirely at Closing or (B) in three equal installments and (ii) whether Marathon elects to pay part of the Ashland Put Price or first Installment Payment, as applicable, at Closing in Securities, and, if so, (A) the name of the issuer of such Securities, (B) the type of such Securities, (C) the portion of the Ashland Put Price or first Installment Payment, as applicable, which will be comprised of such Securities, (D) whether it elects to impose a Holding Period with respect to any of such Securities and (E) the length of any such Holding Period.

                  (b) Notices re: Second and Third Scheduled Installment Payment Dates. Within 45 days prior to each of the second and third Scheduled Installment Payment Dates, if applicable, Marathon shall deliver to Ashland an Ashland Put Price Election Notice as to whether Marathon elects to pay part of the applicable Installment Payment in Securities, and, if so, (i) the name of the issuer of such Securities, (ii) the type of Securities, (iii) the portion of the applicable Installment Payment which will be comprised of such Securities, (iv) whether it elects to impose a Holding Period with respect to any of such Securities and (v) the length of any such Holding Period. The date of Ashland's receipt of any Ashland Put Price Election Notice is referred to herein as the "Ashland Put Price Election Date" with respect to such Ashland Put Price Election Notice.

                  (c) Additional Information With Respect to Securities. If Marathon elects to pay any part of the Ashland Put Price in Securities, then in addition to the information provided to Ashland in the Ashland Put Price Election Notice pursuant to Section 4.04(a) or 4.04(b),

Marathon shall provide Ashland and its advisors with any other information concerning such Securities that Ashland or its advisors may reasonably request.

                  (d) Irrevocability of Elections. Marathon's elections as set forth in an Ashland Put Price Election Notice shall be irrevocable upon Ashland's receipt of such Ashland Put Price Election Notice; provided that at any time prior to the date that is ten Business Days prior to the Closing Date (or applicable Installment Payment Date) Marathon shall have the right to change a previous election to pay part of the Ashland Put Price (or applicable Installment Payment) in Securities to an election to pay a greater portion of or the entire Ashland Put Price (or applicable Installment Payment) in Cash, or to change a previous election to pay the Ashland Put Price in installments to an election to pay the entire or remaining Ashland Put Price on the Closing Date (or applicable Installment Payment Date).

                  SECTION 4.05. Limitation on Ashland's Ability To Exercise its Ashland Put Right. If prior to the Ashland Put Exercise Date, Marathon elects to Transfer all of its Membership Interests to a third party pursuant to Section 10.01(c) of the LLC Agreement, and in connection therewith delivers to Ashland the requisite Offer Notice pursuant to
Section 10.04 of the LLC Agreement, Ashland shall not be permitted to exercise its Ashland Put Right for a period commencing on the date of Ashland's receipt of such Offer Notice and ending on the earlier of (i) 120 days (270 days if a second request has been made under HSR) following such receipt, (ii) the closing of such Transfer, and (iii) the date such proposed Transfer by Marathon shall have been finally abandoned. After such period, Ashland shall be entitled to exercise its Ashland Put Right.


                                 ARTICLE V

          Termination of Certain Distributions; Revocable Proxies

                  SECTION 5.01. Termination of Certain Distributions. (a) Distributions to Ashland. (i) Subject to Sections 9.04(a), 9.05, 9.08(a) and 9.09, in the event that Marathon exercises its Marathon Call Right or its Special Termination Right, or in the event that Ashland exercises its Ashland Put Right, then on the relevant

Exercise Date, Ashland shall cause each of its Representatives to authorize Marathon's Representatives to cause the Company to withhold from Ashland all distributions of Distributable Cash and all Tax Liability Distributions that Ashland would otherwise be entitled to receive pursuant to Article V of the LLC Agreement during the period from the relevant Exercise Date to the Closing Date, other than (i) all distributions of Distributable Cash and Tax Liability Distributions that are attributable to any Fiscal Quarter that ends on or prior to the close of business on the relevant Exercise Date, (ii) a pro rata portion of all distributions of Distributable Cash and Tax Liability Distributions that are attributable to the portion of a Fiscal Quarter that begins prior to the relevant Exercise Date and that ends after such Exercise Date and (iii) all Tax Liability Distributions that are attributable to the period from the relevant Exercise Date to the Closing Date to the extent that Ashland has any Tax Liability during such period ("Ashland Exercise Period Distributions").

                  (ii) Any Ashland Exercise Period Distributions withheld from Ashland pursuant to Section 5.01(a)(i) shall be distributed by the Company as follows:

                  (A) if at the time such distribution is so withheld, either (1) USX's Long Term Debt has an Investment Grade Rating and USX has agreed in writing to guarantee (which guarantee shall be a guarantee of payment) Marathon's obligations to pay to Ashland in the circumstances set forth in Sections 9.04(a) and 9.05 (pursuant to a guarantee agreement in form and substance reasonably satisfactory to Ashland and its counsel) or (2) Marathon's Long Term Debt has an Investment Grade Rating, then the Company shall pay such Ashland Exercise Period Distributions directly to Marathon; and

                  (B) if at the time such distribution is so withheld, (1) Marathon's Long Term Debt does not have an Investment Grade Rating and (2) either (x) USX's Long Term Debt does not have an Investment Grade Rating or (y) USX's Long Term Debt has an
         Investment Grade Rating but USX has not agreed in writing to guarantee Marathon's payment obligations described in clause (2) of subparagraph (A) above, then Marathon's Representatives shall cause the Company to, and the Company shall, deposit all Ashland Exercise Period

         Distributions into an escrow account to be established by the Company (the "Escrow Account") and to release such deposits from the Escrow Account only in accordance with this Agreement. All amounts in the Escrow Account shall be invested only in Permitted Investments.

                  (b) Distributions to Marathon. (i) Subject to Sections 9.08(a) and 9.09, in the event that Ashland exercises its Special Termination Right in accordance with the terms hereof, then on the Special Termination Exercise Date, Marathon shall cause each of its Representatives to authorize Ashland's Representatives to cause the Company to withhold from Marathon all distributions of Distributable Cash and all Tax Liability Distributions that Marathon would otherwise be entitled to receive pursuant to Article V of the LLC Agreement during the period from the Special Termination Exercise Date to the Closing Date, other than (A) all distributions of Distributable Cash and Tax Liability Distributions that are attributable to any Fiscal Quarter that ends on or prior to the close of business on the Special Termination Exercise Date, (B) a pro rata portion of all distributions of Distributable Cash and Tax Liability Distributions that are attributable to the portion of a Fiscal Quarter that begins prior to the Special Termination Exercise Date and that ends after the Special Termination Exercise Date and (C) all Tax Liability
Distributions that are attributable to the period from the Special Termination Exercise Date to the Closing Date to the extent that Marathon has any Tax Liability during such period ("Marathon Exercise Period Distributions").

                  (ii) Any Marathon Exercise Period Distributions withheld from Ashland pursuant to Section 5.01(a) shall be distributed by the Company as follows:

                  (A) if at the time such distribution is so withheld, Ashland's Long Term Debt has an Investment Grade Rating, then the Company shall pay such Marathon Exercise Period Distributions directly to Ashland; and

                  (B) if at the time such distribution is so withheld, Ashland's Long Term Debt does not have an Investment Grade Rating, then Ashland's Representatives shall cause the Company to, and the Company shall, deposit all Marathon Exercise Period Distributions into an Escrow Account and to release such deposits from the

         Escrow Account only in accordance with this Agreement. All amounts in the Escrow Account shall be invested only in Permitted Investments.

                  SECTION   5.02.    Revocable    Proxies.    (a)   Ashland
Representatives Revocable Proxies. Subject to Sections 9.04(a), 9.05, 9.08(a) and 9.09, in the event that Marathon exercises its Marathon Call Right or its Special Termination Right, or in the event that Ashland exercises its Ashland Put Right, then on the relevant Exercise Date, Ashland shall cause each of its Representatives to grant to Marathon's Representatives a proxy (the "Ashland Representatives Revocable Proxies") which shall authorize Marathon's Representatives to cast each Ashland Representative's vote at a Board of Managers' meeting (but not by written consent in lieu of a meeting in accordance with Section 8.04(h) of the LLC Agreement unless Marathon shall have given Ashland prior written notice of the specific action to be taken by such written consent) in favor of or against any of the Super Majority Decisions described in Sections 8.08 of the LLC Agreement, as Marathon's Representatives shall, in their sole discretion, determine, other than any vote with respect to a Super Majority Decision described in Sections 8.08(c) (admission of a new Member; issuance of additional Membership Interests), 8.08(d) (additional capital contributions), 8.08(i) (change in Company's independent auditors), 8.08(j) (amendments to LLC Agreement or other Transaction Documents to which Company or its subsidiaries is a party), 8.08(l) (bankruptcy), 8.08(m) (modification of provisions re: distributions of Distributable Cash) or 8.08(q) (delegation to a Member of power to unilaterally bind the Company), with respect to which Ashland's Representatives shall retain all of their rights and authority to vote; provided that Marathon shall not, and shall cause each of its Representatives not to, take any action through the exercise of the Ashland Representatives Revocable Proxies to cause the Company's status as a partnership for Federal income tax purposes to terminate prior to the Closing Date.

                  (b) Marathon Representative Revocable Proxy. Subject to Sections 9.08(a) and 9.09, in the event that Ashland exercises its Special Termination Right, then on the Special Exercise Date, Marathon shall cause each of its Representatives to grant to Ashland's Representatives a proxy (the "Marathon Representatives Revocable Proxies") which shall authorize Ashland's Representatives to cast each

Marathon Representative's vote at a Board of Managers' meeting (but not by written consent in lieu of a meeting in accordance with Section 8.04(h) of the LLC Agreement unless Ashland shall have given Marathon prior written notice of the specific action to be taken by such written consent) in favor of or against any of the Super Majority Decisions described in Sections
8.08 of the LLC Agreement, as Ashland's Representatives shall, in their sole discretion, determine, other than any vote with respect to a Super Majority Decision described in Section 8.08(c), 8.08(d), 8.08(i), 8.08(j), 8.08(l), 8.08(m) or 8.08(q) (except as expressly provided in Section 5.01), with respect to which Marathon's Representatives shall retain all of their rights and authority to vote; provided that Ashland shall not, and shall cause each of its Representatives not to, take any action through the exercise of the Marathon Representatives Revocable Proxies to cause the Company's status as a partnership for Federal income tax purposes to terminate prior to the Closing Date.

                  (c) Ashland LOOP/LOCAP Revocable Proxy. Subject to Sections 9.04(a), 9.05, 9.08(a) and 9.09, in the event that Marathon exercises its Marathon Call Right or its Special Termination Right, or in the event that Ashland exercises its Ashland Put Right, then on the relevant Exercise Date, Ashland shall grant to Marathon, or such other person as Marathon shall designate, a proxy (the "Ashland LOOP/LOCAP Revocable Proxy") which shall authorize Marathon and its Representatives (or such other person) to exercise on Ashland's behalf, all of Ashland's voting rights with respect to the Ashland LOOP/LOCAP Interest.

                                 ARTICLE VI

            Determination of the Appraised Value of the Company

                  SECTION 6.01. Determination of Appraised Value of the Company. (a) Negotiation Period. If Marathon exercises its Special Termination Right or its Marathon Call Right or if Ashland exercises its Special Termination Right or its Ashland Put Right, then for a period of 60 days following the relevant Exercise Date, Marathon and Ashland shall negotiate in good faith to seek to reach agreement as to the Market Value of the Company. If Marathon and Ashland reach such an agreement, then the Market Value of the Company shall be deemed to be the amount so agreed upon by Marathon and Ashland.

                  (b) Appraisal Process. In the event Marathon and Ashland are unable to reach an agreement as to the Market Value of the Company within the 60-day period referred to in Section 6.01(a), then within five Business Days after the expiration of such 60-day period (such fifth Business Day being referred to herein as the "6.01 Appraisal Process Commencement Date"), Marathon and Ashland each shall select a nationally recognized investment banking firm to (i) prepare a report which (A) sets forth such investment banking firm's determination of the Market Value of the Company (which shall be a single amount as opposed to a range) and (B) includes work papers which indicate the basis for and calculation of the Market Value of the Company (a "6.01 Appraisal Report") and (ii) deliver to Marathon or Ashland, as the case may be, an oral and written opinion addressed to such party as to the Market Value of the Company. The fees and expenses of each investment banking firm shall be paid by the party selecting such investment banking firm. Each of Marathon and Ashland shall instruct its respective investment banking firm to (i) not consult with the other investment banking firm with respect to its view as to the Market Value of the Company prior to the time that both investment banking firms have delivered their respective opinions to Marathon or Ashland, as applicable, (ii) determine the Market Value of the Company in accordance with Section 6.01(c), (iii) deliver their respective 6.01 Appraisal Reports, together with their oral and written opinions as to the Market
Value of the Company (the "6.01 Initial Opinion Values"), within 60 days after the 6.01 Appraisal Process Commencement Date, and (iv) deliver a copy of its written opinion and its 6.01 Appraisal Report to the Company, the other party and the other party's investment banking firm at the time it delivers its oral and written opinion to Marathon or Ashland, as applicable.

                  If the 6.01 Initial  Opinion Values differ and the lesser
6.01 Initial Opinion Value equals or exceeds 90% of the greater 6.01 Initial Opinion Value, the Market Value of the Company shall be deemed to be an amount equal to (i) the sum of the 6.01 Initial Opinion Values divided by (ii) two.

                  If the 6.01 Initial  Opinion Values differ and the lesser
6.01 Initial Opinion Value is less than 90% of the greater 6.01 Initial Opinion Value, then:

                  (i) within two Business Days after both investment banking firms have delivered their respective opinions to Marathon or Ashland, as applicable, each investment banking firm shall, at a single meeting at which Marathon, Ashland, the Company and the other investment banking firm are present, make a presentation with respect to its 6.01 Initial Opinion Value. At such presentation, Marathon, Ashland, the Company and the other investment banking firm shall be entitled to ask questions as to the basis for and the calculation of such investment banking firm's 6.01 Initial Opinion Value; and

                  (ii) Marathon and Ashland shall, within five Business Days after the date Marathon and Ashland receive the 6.01 Initial Opinion Values (such fifth Business Day being referred to herein as the "6.01 Subsequent Appraisal Process Commencement Date"), jointly select a third nationally recognized investment banking firm to (A) prepare a 6.01 Appraisal Report and (B) deliver an oral and written opinion addressed to Marathon and Ashland as to the Market Value of the Company. The fees and expenses of such third investment banking firm shall be paid 50% by Marathon and 50% by Ashland. Such third investment banking firm shall not be provided with the 6.01 Initial Opinion Values and shall not consult with the initial investment banking firms with respect thereto. During such five-Business Day period, Marathon and Ashland shall negotiate in good faith to independently reach an agreement as to the Market Value of the Company. If Marathon and Ashland reach such an agreement, then the Market Value of the Company shall be deemed to be the amount so agreed upon by Marathon and Ashland. If Marathon and Ashland are unable to reach such an agreement, then Marathon and Ashland shall instruct such third investment banking firm to (A) determine the Market Value of the Company in accordance with Section 6.01(c) and (B) deliver its
         6.01 Appraisal Report, together with its oral and written opinion (the "6.01 Third Opinion Value"), within 60 days after the 6.01 Subsequent Appraisal Process Commencement Date. The Market Value of the Company in such circumstance shall be deemed to be an amount equal to (A) the sum of (x) the 6.01 Third Opinion Value plus (y) whichever of the two 6.01 Initial Opinion Values is closer to the 6.01 Third Opinion Value (or, if the 6.01 Third Opinion Value is exactly halfway between the two
         6.01 Initial Opinion Values, the 6.01 Third Opinion Value), divided by (B) two.

                  (c) Definition of Market Value of the Company. For purposes of this Agreement, the Market Value of the Company (the "Market Value of the Company") means the fair market value of the combined common equity of the Company as of the relevant Exercise Date, (including, in the circumstance where Marathon has exercised its Marathon Call Right or its Special Termination Right or Ashland has exercised its Ashland Put Right, the Ashland LOOP/LOCAP Interest) assuming the consummation of a transaction designed to achieve the highest value of such combined common equity. In determining the Market Value of the Company, (i) consideration should be given as to (A) all possible transaction participants (other than Marathon or Ashland or their respective Affiliates) and categories of possible transactions; (B) a range of analytical methodologies, potentially including, but not limited to, the following: comparable trading analysis, comparable transaction analysis, discounted cash flow analysis, leveraged buyout analysis and break-up analysis; and (C) the value to the Company of all indemnification obligations of Marathon, USX and Ashland in favor of the Company pursuant to any Transaction Document (including, without limitation, Article IX of the Asset Transfer and Contribution Agreement), to the extent such indemnification obligations remain in effect after the Closing and (ii) no separate incremental value will be attributed to the Ashland LOOP/LOCAP Interest. In determining the Market Value of the Company, no consideration should be given to the values that are initially assigned to assets of the Company for purchase accounting or tax accounting purposes. The Market Value of the Company as determined pursuant to this
Section 6.01 is referred to herein as the "Appraised Value of the Company", and the date on which the Market Value of the Company is so determined is referred to herein as the "Appraised Value Determination Date".

                                ARTICLE VII

            Determination of the Fair Market Value of Securities

                  SECTION 7.01. General. The fair market value of any Securities to be issued to Ashland on the Closing Date and on any subsequent Installment Payment Date, shall be determined pursuant to the following procedures (the fair market value of such Securities as so determined being the "Fair Market Value" of such Securities).

                  SECTION 7.02. Determination of Fair Market Value of Marathon Debt Securities. The Fair Market Value of any Marathon Debt Securities shall be deemed to be an amount equal to the aggregate stated principal amount of such Marathon Debt Securities.

                  SECTION 7.03. Determination of Fair Market Value of Actively Traded Marathon Equity Securities. (a) Fair Market Value Where There is No Holding Period. The Fair Market Value of any Actively Traded Marathon Equity Securities to be issued to Ashland on the Closing Date or applicable Installment Payment Date for which Marathon has not elected a Holding Period shall be deemed to be an amount equal to the product of (i) the aggregate number of such Actively Traded Marathon Equity Securities to be issued to Ashland multiplied by (ii) the Weighted Average Price (as defined below) of such Actively Traded Marathon Equity Securities on the National Market System of the NASDAQ or the relevant National Securities Exchange, as reported by The Wall Street Journal or, if not reported thereby, as reported by any other authoritative source, for the ten full Trading Days immediately preceding the Business Day immediately preceding the Closing Date or applicable Installment Payment Date; provided that at least five Trading Days prior to the commencement of such ten full Trading Day period (the "Required Disclosure Date"), Marathon shall have made appropriate public disclosure (including by issuing a press release and filing a copy of such press release with the Commission) of (A) the existence of the Transaction, (B) the Ashland Put Price and (C) the information required to be included in the Ashland Put Price Election Notice (each such public disclosure being a "Required Disclosure"). Marathon shall provide Ashland with a copy of each Required Disclosure prior to Marathon making such disclosure public. Any such Required Disclosure shall be in form and substance reasonably satisfactory to Ashland and its counsel. For purposes of this Section 7.03(a), the "Weighted Average Price" means the quotient of (1) the product of (x) the number of shares in each trade in such Actively Traded Marathon Equity Securities that occurred during such ten full Trading Day period multiplied by (y) the price at which each such trade occurred, divided by (2) the total number of shares traded in such Actively Traded Marathon Equity Securities that occurred during such ten full Trading Day period. In the event of (i) any split, combination or reclassification of the class of Actively Traded Marathon Equity Securities to be issued to Ashland on the Closing Date or applicable Installment Payment Date, (ii) any issuance or the authorization of any issuance of any other securities in exchange or in substitution for the shares of such class of Actively Traded Marathon Equity Securities or
(iii) any issuance or declaration of cash or stock dividends or other distributions with respect to such class of Actively Traded Marathon Equity Securities, in each case at any time during the ten full Trading Day period referred to above, Marathon and Ashland shall make such adjustment to the Fair Market Value of such Actively Traded Equity Securities determined pursuant to this Section 7.03(a) as Marathon and Ashland shall mutually agree so as to preserve the economic benefits to Ashland expected on the date of this Agreement as a result of the issuance to it of such Actively Traded Marathon Equity Securities as part of the Ashland Put Price.

                  (b) Fair Market Value Where There is a Holding Period. In the event that Marathon elects pursuant to Section 4.04(a) or 4.04(b) to impose a Holding Period on any Actively Traded Marathon Equity Securities, the Fair Market Value of such Actively Traded Marathon Equity Securities shall be deemed to be an amount equal to (i) the Fair Market Value of such Actively Traded Marathon Equity Securities as determined pursuant to
Section 7.03(a), minus (ii) a discount factor that takes into account such limitation on Ashland's ability to freely trade such Actively Traded Marathon Equity Securities (a "7.03(b) Discount Amount"). The 7.03(b)
Discount Amount with respect to the Fair Market Value of such Actively Traded Marathon Equity Securities shall be determined pursuant to the following procedures:

                  (i) Negotiation Period. For a period of 15 days following the applicable Ashland Put Price Election Date, Marathon and Ashland will negotiate in good faith to seek to reach an agreement as to the 7.03(b) Discount Amount. If Marathon and Ashland reach such an agreement, then the 7.03(b)

         Discount Amount shall be deemed to be the amount so agreed upon by Marathon and Ashland.

                  (ii) Appraisal Process. In the event Marathon and Ashland are unable to reach an agreement as to the 7.03(b) Discount Amount within the 15-day period referred to in clause (i) above, then within five Business Days after the expiration of such 15-day period (such fifth Business Day being referred to herein as the "7.03(b) Appraisal Process Commencement Date"), Marathon and Ashland each shall select a nationally recognized investment banking firm to (A) prepare a report which (1) sets forth such investment banking firm's determination of the 7.03(b) Discount Amount (which shall be a single amount as opposed to a range) and
         (2) includes work papers which indicate the basis for and the calculation of the 7.03(b) Discount Amount (a "7.03(b) Appraisal Report") and (B) deliver to Marathon or Ashland, as the case may be, an oral and written opinion addressed to such party as to the 7.03(b) Discount Amount. The fees and expenses of each investment banking firm shall be paid by the party selecting such investment banking firm. Each of Marathon and Ashland shall instruct its respective investment banking firm to (i) not consult with the other investment banking firm with respect to its view as to the 7.03(b) Discount Amount prior to the time that both investment banking firms have delivered their respective opinions to Marathon and Ashland, as applicable, (ii) deliver their respective 7.03(b) Appraisal Reports, together with their oral and written opinions as to the 7.03(b) Discount Amount (the "7.03(b) Initial Opinion Values"), within 15 days after the 7.03(b) Appraisal Process Commencement Date, and (iii) deliver a copy of its written opinion and its 7.03(b) Appraisal Report to the Company, the other party and the other party's investment banking firm at the time it delivers its oral and written opinion to Marathon or Ashland, as applicable.

                           If the 7.03(b) Initial Opinion Values differ and the lesser 7.03(b) Initial Opinion Value equals or exceeds 90% of the greater 7.03(b) Initial Opinion Value, the 7.03(b) Discount Amount shall be deemed to be an amount equal to (1) the sum of the 7.03(b) Initial Opinion Values divided by (2) two.

                           If the 7.03(b) Initial Opinion Values differ and the lesser 7.03(b) Initial Opinion Value is less than 90% of the greater 7.03(b) Initial Opinion Value, then:

                  (i) within two Business Days after both investment banking firms have delivered their respective opinions to Marathon or Ashland, as applicable, each investment banking firm shall, at a single meeting at which Marathon, Ashland, the Company and the other investment banking firm are present, make a presentation with respect to its 7.03(b) Initial Opinion Value. At such presentation, Marathon, Ashland, the Company and the other investment banking firm shall be entitled to ask questions as to the basis for and the calculation of such investment banking firm's 7.03(b) Initial Opinion Value; and

                  (ii) Marathon and Ashland shall, within five Business Days after the date Marathon and Ashland receive the 7.03(b) Initial Opinion Values (such fifth Business Day being referred to herein as the "7.03(b) Subsequent Appraisal Process Commencement Date"), jointly select a third nationally recognized investment banking firm to (i) prepare a 7.03(b) Appraisal Report and (ii) deliver an oral and written opinion addressed to Marathon and Ashland as to the 7.03(b) Discount Amount. The fees and expenses of such third investment banking firm shall be paid 50% by Marathon and 50% by Ashland. Such third investment banking firm shall not be provided with the 7.03(b) Initial Opinion Values and shall not consult with the initial investment banking firms with respect thereto. During such five-Business Day period, Marathon and Ashland shall negotiate in good faith to independently reach an agreement as to the 7.03(b) Discount Amount. If Marathon and Ashland reach such an agreement, then the 7.03(b) Discount Amount shall be deemed to be the amount so agreed upon by Marathon and Ashland. If Marathon and Ashland are unable to reach such an agreement, then Marathon and Ashland shall instruct such third investment banking firm to deliver its 7.03(b) Appraisal Report, together with its oral and written opinion as to the 7.03(b) Discount Amount (the "7.03(b) Third Opinion Value"),
         within 15 days after the 7.03(b) Subsequent Appraisal Process Commencement Date. The 7.03(b) Discount Amount in such circumstance shall be deemed to be an amount equal to (1) the sum of (x) the 7.03(b) Third Opinion Value plus (y) whichever of the two 7.03(b) Initial Opinion Values is closer to the 7.03(b) Third Opinion Value (or, if the 7.03(b) Third Opinion Value is exactly halfway between the two 7.03(b) Initial Opinion Values, the 7.03(b) Third Opinion Value), divided by (2) two.

                  SECTION 7.04. Determination of Fair Market Value of Non-Actively Traded Marathon Equity Securities. (a) Negotiation Period. If Marathon proposes to issue (or to have issued) to Ashland Marathon Equity Securities that are not Actively Traded Marathon Equity Securities, then for a period of 15 days following the applicable Ashland Put Price Election Date, Marathon and Ashland will negotiate in good faith to seek to reach an agreement as to the Fair Market Value of such Marathon Equity Securities, taking into account, if there is a Holding Period, a discount factor that takes into account such limitation on Ashland's ability to freely trade such Marathon Equity Securities (a "7.04 Discount Amount"). If Marathon and Ashland reach such an agreement, then the Fair Market Value of such Marathon Equity Securities shall be deemed to be the amount so agreed upon by Marathon and Ashland.

                  (b) Appraisal Process. In the event Marathon and Ashland are unable to reach an agreement as to such Fair Market Value of Marathon Equity Securities and such 7.04 Discount Amount, if any, within the 15-day period referred to in clause (a) above, then within five Business Days after the expiration of such 15-day period (such fifth Business Day being referred to herein as the "7.04 Appraisal Process Commencement Date"), Marathon and Ashland each shall select a nationally recognized investment banking firm to (i) prepare a report which (1) sets forth such investment banking firm's determination of the Fair Market Value of such Marathon Equity Securities (which shall be a single amount as opposed to a range), taking into account, if there is a Holding Period, a 7.04 Discount Amount, which is determined by such investment banking firm, and (2) includes work papers which separately indicate the basis for and the calculation of the Fair Market Value of such Marathon Equity Securities and, if there is a Holding Period, the basis for and the calculation of the 7.04 Discount Amount (a "7.04

Appraisal Report") and (ii) deliver to Marathon or Ashland, as the case may be, an oral and written opinion addressed to such party as to the Fair Market Value of such Marathon Equity Securities (which opinion shall take into account a 7.04 Discount Amount if there is a Holding Period with respect to such Marathon Equity Securities). The fees and expenses of each investment banking firm shall be paid by the party selecting such investment banking firm. Each of Marathon and Ashland shall instruct its respective investment banking firm to (i) not consult with the other investment banking firm with respect to its view as to the Fair Market Value of such Marathon Equity Securities and the 7.04 Discount Amount prior to the time that both investment banking firms have delivered their respective opinions to Marathon and Ashland, as applicable, (ii) deliver their respective 7.04 Appraisal Reports, together with their oral and written opinions as to the Fair Market Value of such Marathon Equity Securities (the "7.04 Initial Opinion Values"), within 15 days after the
7.04 Appraisal Process Commencement Date, and (iii) deliver a copy of its written opinion and its 7.04 Appraisal Report to the Company, the other party and the other party's investment banking firm at the time it delivers its oral and written opinion to Marathon or Ashland, as applicable.

                  If the 7.04 Initial  Opinion Values differ and the lesser
7.04 Initial Opinion Value equals or exceeds 90% of the greater 7.04 Initial Opinion Value, the Fair Market Value of such Marathon Equity Securities shall be deemed to be an amount equal to (1) the sum of the 7.04 Initial Opinion Values divided by (2) two.

                  If the 7.04 Initial  Opinion Values differ and the lesser
7.04 Initial Opinion Value is less than 90% of the greater 7.04 Initial Opinion Value, then:

                  (i) within two Business Days after both investment banking firms have delivered their respective opinions to Marathon or Ashland, as applicable, each investment banking firm shall, at a single meeting at which Marathon, Ashland, the Company and the other investment banking firm are present, make a presentation with respect to its 7.04 Initial Opinion Value. At such presentation, Marathon, Ashland, the Company and the other investment banking firm shall be entitled to ask questions as to the basis for and the calculation of such investment banking firm's 7.04 Initial Opinion Value; and

                  (ii)  Marathon and Ashland  shall,  within five  Business
         Days after the date Marathon and Ashland receive the 7.04 Initial Opinion Values (such fifth Business Day being referred to herein as the "7.04 Subsequent Appraisal Process Commencement Date"), jointly select a third nationally recognized investment banking firm to (i) prepare a 7.04 Appraisal Report and (ii) deliver an oral and written opinion addressed to Marathon and Ashland as to the Fair Market Value of such Marathon Equity Securities (which opinion shall take into account a 7.04 Discount Amount if there is a Holding Period with respect to such Marathon Equity Securities). The fees and expenses of such third investment banking firm shall be paid 50% by Marathon and 50% by Ashland. Such third investment banking firm shall not be provided with the 7.04 Initial Opinion Values and shall not consult with the initial investment banking firms with respect thereto. During such five-Business Day period, Marathon and Ashland shall negotiate in good faith to independently reach an agreement as to the Fair Market Value of such Marathon Equity Securities. If Marathon and Ashland reach such an agreement, then the Fair Market Value of such Marathon Equity Securities shall be deemed to be the amount so agreed upon by Marathon and Ashland. If Marathon and Ashland are unable to reach such an agreement, then Marathon and Ashland shall instruct such third investment banking firm to deliver its 7.04 Appraisal Report, together with its oral and written opinion as to the Fair Market Value of such Marathon Equity Securities (the "7.04 Third Opinion Value"), within 15 days after the 7.04 Subsequent Appraisal Process Commencement Date. The Fair Market Value of such Marathon Equity Securities in such circumstance shall be deemed to be an amount equal to (i) the sum of (x) the 7.04 Third Opinion Value plus (y) whichever of the two 7.04 Initial Opinion Values is closer to the 7.04 Third Opinion Value (or, if the 7.04 Third
         Opinion Value is exactly halfway between the two 7.04 Initial Opinion Values, the 7.04 Third Opinion Value), divided by (ii) two.

                                ARTICLE VIII

                   Certain Matters Relating to Securities

                  SECTION 8.01. Certain Requirements with Respect to Marathon Debt Securities. All debt securities issued to Ashland pursuant to
Section 4.02(c) shall (i) be unsecured senior public fixed income debt securities of (a) USX or (b) Marathon and fully guaranteed as to performance by USX; (ii) have maturities of 5 to 7 years; (iii) have yields which are comparable to those of 5 to 7 year public debt instruments issued by companies whose Long Term Debt at the time of the issuance of such debt securities to Ashland is rated by S&P and Moody's at least equal to the respective ratings by S&P and Moody's of USX's Long Term Debt; (iv) be priced to trade at par initially; and (v) have covenants substantially the same as those included in other outstanding senior publicly traded debt instruments of USX, including a negative pledge providing for pari passu security rights and usual and customary successorship provisions concerning changes in USX's ownership (all such debt securities are referred to herein as "Marathon Debt Securities").

                  SECTION 8.02. Procedures with Respect to the Issuance of Securities. All Securities to be issued hereunder shall be accompanied on the Closing Date or applicable Installment Payment Date by (i) a certificate from an authorized officer of the Issuer and (ii) an opinion from such Issuer's counsel, in each case as to such matters as Ashland may reasonably request, including, but not limited to the matters substantially as follows (which shall be made as of the Closing Date or applicable Installment Payment Date):

                  (i) the Issuer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the power and authority to own, lease and operate its assets and to conduct the business now being or to be conducted by it. The Issuer is duly authorized, qualified or licensed to do business as a foreign corporation or other organization in good standing in each of the jurisdictions in which its right, title or interest in or to any of the assets held by it or the business conducted by it requires such authorization, qualification or licensing, except where the failure to be so authorized, qualified, licensed or in good standing would not, individually or in the aggregate, result in an Issuer Material Adverse Effect;

                  (ii) the Issuer's authorized capitalization is as set forth in its Exchange Act filings (or, in the circumstance where Ashland has made a Demand Registration, as set forth in the Registration Statement or Offering Memorandum, as applicable, with respect to such Securities). All of the outstanding equity securities of the Issuer are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights or other contractual rights to purchase securities;

                  (iii) if such Securities are Marathon Equity Securities, such Securities are duly authorized, validly issued and outstanding, are fully paid and nonassessable, and were not issued in violation of or subject to any preemptive rights or other contractual rights to purchase securities;

                  (iv) if such Securities are Marathon Debt Securities, such Securities have been duly authorized and validly issued by the Issuer and constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, except as such enforcement is subject to the effect of any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (v) such Securities conform in all material respects to the description thereof contained in the Issuer's Exchange Act filings (or, in the circumstance where Ashland has made a Demand Registration, to the description thereof contained in the Registration Statement or Offering Memorandum, as applicable, with respect to such Securities) and the certificates evidencing such Securities will be, upon issuance, in due and proper form;

                  (vi) if such Securities are Marathon Equity Securities, such Securities have been authorized conditionally for listing on each national securities exchange on which the other securities of the Issuer of the same class are listed at the time of the Closing Date or Installment Payment Date, subject to issuance and certain other conditions that are not material;

                  (vii) if such Securities are Marathon Debt Securities, the execution and delivery by the Issuer of each agreement pursuant to which such Securities have been issued or which relate to such Securities (each, a "Securities Document") and the consummation by it of the transactions contemplated thereby have been duly authorized and approved by all necessary corporate or other action on the part of the Issuer. Each Securities Document has been duly executed and delivered by the Issuer and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement is subject to the effect of any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (viii) neither the execution and delivery by the Issuer of the Securities Documents (in the case of Marathon Debt Securities), nor the issuance of the Securities pursuant to this Agreement and/or such Securities Documents will (a) conflict with, or results in the breach of any provision of, the charter or by-laws or similar governing or organizational documents of the Issuer or any of its subsidiaries, (b) violate any Applicable Law or any permit, order, award, injunction, decree or judgment of any Governmental Authority applicable to or binding upon the Issuer or any of its subsidiaries or to which any of their respective properties is subject or (c) violate, conflict with or result in the breach or termination of, or otherwise give any other person the right to terminate, or constitute a default, event of default or an event which with notice, lapse of time or both, would constitute a default or event of default under the terms of, any mortgage, indenture, deed of trust or lease or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which any of their respective properties or assets is subject, except, in the case of clauses (b) and (c) for such violations, conflicts, breaches, terminations and defaults which would not, individually or in the aggregate, result in an Issuer Material Adverse Effect; and

                  (ix) except as set forth on a schedule to such certificate or opinion, no Governmental Approval or other consent is required by the Issuer for the execution and delivery by it of the Securities Documents (in the case of Marathon Debt Securities) or the issuance of the Securities pursuant to this Agreement and/or such Securities Documents, except (a) for such Governmental Approvals or other consents as have been obtained or (b) where the failure to obtain such Governmental Approvals or other consents would not, individually or in the aggregate, result in an Issuer Material Adverse Effect.

If any Securities are issued by Marathon and guaranteed by USX, each of Marathon and USX shall provide Ashland with a certificate and an opinion of counsel in accordance with this Section 8.02.

                  SECTION 8.03. Holding Period. If Marathon elects (by so notifying Ashland in the Ashland Put Price Election Notice) to impose a Holding Period with respect to sales by Ashland of Marathon Equity
Securities issued to Ashland on the Closing Date or on an Installment Payment Date, as applicable, then Ashland shall not be permitted to sell such Marathon Equity Securities during such Holding Period. The term "Holding Period", with respect to any Marathon Equity Securities, means the period commencing on the Closing Date or applicable Installment Payment Date and ending on such later date as Marathon shall state in the Ashland Put Price Election Notice; provided that the length of a Holding Period with respect to any Marathon Equity Securities shall in no event exceed 30 days.

                  SECTION 8.04. Manner of Sale of Marathon Equity Securities. Ashland agrees to sell all Marathon Equity Securities (i) pursuant to a bona fide Underwritten Public Offering managed by one or more Bulge Bracket Investment Banking Firms selected by Ashland, or by one or more other investment banking firms selected by Ashland and to which Marathon or USX shall not have reasonably objected, in a manner reasonably designed to effect a broad distribution of such Marathon Equity Securities (a "Qualifying Public Offering"), (ii) to any person, provided that after giving effect to such sale such person beneficially owns, together with such person's Affiliates, no more than 5% of the Marathon Equity Securities of the relevant issuer then outstanding on a fully diluted basis (a "Fully Distributed Sale") or (iii) to a broker or underwriter selected by Ashland who agrees to effect any subsequent transfer by it of such Marathon Equity Securities in a Qualifying Public Offering or a Fully Distributed Sale.


                                 ARTICLE IX

           Closing; Conditions to Closing; Consequences of Delay

                  SECTION 9.01. Closing. (a) Closing Date. The closing (the "Closing") of (i) the purchase and sale of Ashland's Membership Interests and the Ashland LOOP/LOCAP Interest pursuant to Marathon's exercise of its Special Termination Right or Marathon Call Right or Ashland's exercise of its Ashland Put Right or (ii) the purchase and sale of Marathon's Membership Interests pursuant to Ashland's exercise of its Special Termination Right, shall be held at the offices of Marathon, at 10:00 a.m. on the later of (x) the 60th day after the Appraised Value Determination Date (or at such other place or at such other time or such other date as Marathon and Ashland shall mutually agree) (the "Scheduled Closing Date") and (y) the fifth Business Day following the satisfaction or waiver of all conditions to the obligations of Marathon and Ashland set forth in Section
9.02. The date on which the Closing actually occurs is referred to herein as the "Closing Date".

                  (b) Purchase Procedures in the Event of the Exercise by Marathon of its Special Termination Right or its Marathon Call Right. In the event that Marathon exercises its Special Termination Right or Marathon Call Right, at the Closing:

                  (i) Marathon shall deliver to Ashland, in Cash or by wire transfer to a bank account designated in writing by Ashland, immediately available funds in an amount equal to the sum of (x) the Special Termination Price or Marathon Call Price, as applicable, plus (y) the amount of interest payable pursuant to
         Section 3.01, plus (z) the amount of interest, if any, payable pursuant to Section 9.04(b), 9.05, 9.08(b) or 9.09;

                  (ii) Ashland shall Transfer to Marathon (or, if Marathon so elects by written notice to Ashland, a Wholly Owned Subsidiary of Marathon or USX) in accordance with Article X of the LLC Agreement, all of Ashland's Membership Interests;

                  (iii) Ashland shall Transfer to Marathon or, if Marathon so elects by written notice to Ashland, to the Company or such other person as Marathon shall direct, the Ashland LOOP/LOCAP Interest; and

                  (iv) the Company shall release to Marathon any amounts held in the Escrow Account, including any income earned thereon.

                  (c) Purchase Procedures in the Event of the Exercise by Ashland of its Ashland Put Right. In the event that Ashland exercises its Ashland Put Right, at the Closing:

                  (i) Marathon shall deliver to Ashland, in Cash or by wire transfer to a bank account designated in writing by Ashland, immediately available funds in an amount equal to the sum of (x) the Cash portion of the Ashland Put Price or first Installment
         Payment, as applicable, plus (y) the amount of interest payable pursuant to Section 4.01, plus (z) the amount of interest, if any, payable pursuant to Section 9.04(b), 9.05, 9.08(b) or 9.09;

                  (ii) Marathon and/or USX, as applicable, shall issue the Securities to be issued on the Closing Date, if any, which
         Securities shall be accompanied by the certificate(s) and opinion(s) referred to in Section 8.02;

                  (iii) Ashland shall Transfer to Marathon or, if Marathon so elects by written notice to Ashland, a Wholly Owned Subsidiary of Marathon or USX in accordance with Article X of the LLC Agreement, all of Ashland's Membership Interests;

                  (iv) Ashland shall Transfer to Marathon or, if Marathon so elects by written notice to Ashland, to the

         Company or such other person as Marathon shall direct, the Ashland LOOP/LOCAP Interest; and

                  (v) the Company shall release to Marathon any amounts held in the Escrow Account, including any income earned thereon.

In addition, on each of two remaining Scheduled Installment Payment Dates, if any, (i) Marathon shall deliver to Ashland, in Cash or by wire transfer to a bank account (which bank account has been designated in writing by Ashland at least two Business Days prior to the applicable Installment Payment Date), immediately available funds in an amount equal to the sum of
(x) the Cash portion of the second and third Installment Payments, respectively, plus (y) the amount of interest payable pursuant to Section 4.01, plus (z) the amount of interest, if any, payable pursuant to Section 9.04(b) or 9.05; and (ii) Marathon and/or USX, as applicable, shall issue the Securities to be issued on such Installment Payment Dates, if any, which Securities shall be accompanied by the certificate(s) and opinion(s) referred to in Section 8.02.

                  (d) Purchase Procedures in the Event of the Exercise by Ashland of its Special Termination Right. In the event that Ashland exercises its Special Termination Right at the Closing:

                  (i) Ashland shall deliver to Marathon, in Cash or by wire transfer to a bank account designated in writing by Marathon, immediately available funds in an amount equal to the sum of (x) the Special Termination Price plus (y) the amount of interest payable pursuant to Section 2.01, plus (z) the amount of interest, if any, payable pursuant to Section 9.08(b) or 9.09;

                  (ii) Marathon shall Transfer to Ashland (or, if Ashland so elects by written notice to Marathon, a Wholly Owned Subsidiary of Ashland) in accordance with Article X of the LLC Agreement, all of Marathon's Membership Interests; and

                  (iii) the Company shall release to Ashland any amounts held in the Escrow Account, including any income earned thereon.

                  SECTION 9.02. Conditions to Closing. (a) Marathon's Obligation in the Event of an Exercise by Marathon of its Special Termination Right or its Marathon Call Right or an Exercise by Ashland of its Ashland Put Right. Marathon's obligation to purchase and pay for Ashland's Membership Interests and the Ashland LOOP/LOCAP Interest pursuant to this Agreement in the event of an exercise by Marathon of its Special Termination Right or its Marathon Call Right or in the event of an exercise by Ashland of its Ashland Put Right is subject in each case to the satisfaction (or waiver by Marathon) as of the Closing of the following conditions:

                  (i) As of the Closing Date, there shall be no (i) injunction or restraining order of any nature issued by any Governmental Authority which directs, or which has the effect of directing, that the Closing shall not be consummated as herein provided or (ii) investigation, action or other proceeding that shall have been brought by any Governmental Authority and be pending on the Closing Date, or that shall have been threatened by any Governmental Authority, in any such case against Marathon or Ashland in connection with the consummation of the transactions contemplated by this Agreement which is reasonably likely to result in an injunction or restraining order which directs, or which has the effect of directing, that the Closing shall not be consummated as herein provided;

                  (ii) the waiting period under the HSR Act, if applicable to the purchase and sale of Ashland's Membership Interests pursuant to this Agreement shall have expired or been terminated; and

                  (iii) Ashland shall have Transferred to Marathon (or, if Marathon shall have so elected by written notice to Ashland, a Wholly Owned Subsidiary of Marathon or USX) all of its Membership Interests on the Closing Date free and clear of all Liens.

It is understood and agreed that a breach by Ashland of any of its representations or warranties in this Agreement shall not constitute a condition to Marathon's obligation to purchase and pay for Ashland's Membership Interests and the Ashland LOOP/LOCAP Interest pursuant to this Agreement in the circumstances set forth above; provided that Marathon shall not be deemed to have waived any right to make a Claim against Ashland with respect to any Loss that Marathon suffers as a result of any such breach.

                  (b) Ashland's Obligation in the Event of an Exercise by Marathon of its Special Termination Right or its Marathon Call Right or an Exercise by Ashland of its Ashland Put Right. Ashland's obligation to sell its Membership Interests and the Ashland LOOP/LOCAP Interest to Marathon pursuant to this Agreement in the event of an exercise by Marathon of its Special Termination Right or its Marathon Call Right or in the event of an exercise by Ashland of its Ashland Put Right is subject in each case to the satisfaction (or waiver by Ashland) as of the Closing of the following conditions:

                  (i) As of the Closing Date, there shall be no (i) injunction or restraining order of any nature issued by any Governmental Authority which directs, or which has the effect of directing, that the Closing shall not be consummated as herein provided or (ii) investigation, action or other proceeding that shall have been brought by any Governmental Authority and be pending on the Closing Date, or threatened by any Governmental Authority, in any such case against Marathon or Ashland in connection with the consummation of the transactions contemplated by this Agreement which is reasonably likely to result in an injunction or restraining order which directs, or which has the effect of directing, that the Closing shall not be consummated as herein provided;

                  (ii) the waiting period under HSR Act, if applicable to the purchase and sale of Ashland's Membership Interests pursuant to this Agreement shall have expired or been terminated;

                  (iii) Marathon shall have delivered to Ashland, in Cash or by wire transfer to a bank account designated in writing by Ashland, immediately available funds in an amount equal to (x) the Special Termination Price or Marathon Call Price, as applicable, or the Cash portion of the Ashland Put Price or applicable
         Installment Payment, plus (y) the amount of interest payable pursuant to Section 3.01 or 4.01, as applicable, plus (z) the amount of interest, if any, payable pursuant to Section 9.04(b) or 9.05; and

                  (iv) Marathon or USX, as applicable, shall have issued the Securities to be issued on the Closing Date, if any, accompanied by the certificate(s) and opinion(s) referred to in
         Section 8.02.

It is understood and agreed that a breach by Marathon or USX of any of its respective representations or warranties in this Agreement shall not constitute a condition to Ashland's obligation to sell its Membership Interests and the Ashland LOOP/LOCAP Interest to Marathon pursuant to this Agreement in the circumstances set forth above; provided that Ashland shall not be deemed to have waived any right to make a Claim against Marathon or USX with respect to any Loss that Ashland suffers as a result of any such breach.

                  (c) Ashland's Obligation in the Event of an Exercise by Ashland of its Special Termination Right. Ashland's obligation to purchase and pay for Marathon's Membership Interests pursuant to this Agreement in the event of an exercise by Ashland of its Special Termination Right is subject to the satisfaction (or waiver by Ashland) as of the Closing of the following conditions:

                  (i) As of the Closing Date, there shall be no (i) injunction or restraining order of any nature issued by any Governmental Authority which directs, or which has the effect of directing, that the Closing shall not be consummated as herein provided or (ii) investigation, action or other proceeding that shall have been brought by any Governmental Authority and be pending on the Closing Date, or that shall have been threatened by any Governmental Authority, in any such case against Marathon or Ashland in connection with the consummation of the transactions contemplated by this Agreement which is reasonably likely to result in an injunction or restraining order which directs, or which has the effect of directing, that the Closing shall not be consummated as herein provided;

                  (ii) the waiting period under the HSR Act, if applicable to the purchase and sale of Marathon's Membership Interests pursuant to this Agreement shall have expired or been terminated; and

                  (iii) Marathon shall have Transferred to Ashland (or, if Ashland shall have so elected by written notice to Marathon, a
         Wholly  Owned   Subsidiary  of  Ashland)  all
         of its Membership Interests on the Closing Date free and clear of all Liens.

It is understood and agreed that a breach by Marathon or USX of any of its respective representations or warranties in this Agreement shall not constitute a condition to Ashland's obligation to purchase and pay for Marathon's Membership Interests pursuant to this Agreement in the circumstances set forth above; provided that Ashland shall not be deemed to have waived any right to make a Claim against Marathon or USX with respect to any Loss that Ashland suffers as a result of any such breach.

                  (d) Marathon's Obligation in the Event of an Exercise by Ashland of its Special Termination Right. Marathon's obligation to sell its Membership Interests to Ashland pursuant to this Agreement in the event of an exercise by Ashland of its Special Termination Right is subject to the satisfaction (or waiver by Marathon) as of the Closing of the following conditions:

                  (i) As of the Closing Date, there shall be no (i) injunction or restraining order of any nature issued by any Governmental Authority which directs, or which has the effect of directing, that the Closing shall not be consummated as herein provided or (ii) investigation, action or other proceeding that shall have been brought by any Governmental Authority and be pending on the Closing Date, or threatened by any Governmental Authority, in any such case against Marathon or Ashland in connection with the consummation of the transactions contemplated by this Agreement which is reasonably likely to result in an injunction or restraining order which directs, or which has the effect of directing, that the Closing shall not be consummated as herein provided;

                  (ii) the waiting period under HSR Act, if applicable to the purchase and sale of Marathon's Membership Interests pursuant to this Agreement shall have expired or been terminated; and

                  (iii) Ashland shall have delivered to Marathon, in Cash or by wire transfer to a bank account designated in writing by Marathon, immediately available funds in an amount equal to (x) the Special Termination Price plus (y) the amount of interest payable pursuant to

         Section 2.01 plus (z) the amount of interest, if any, payable pursuant to Section 9.08(b) or 9.09.

It is understood and agreed that a breach by Ashland of any of its representations or warranties in this Agreement shall not constitute a condition to Marathon's obligation to sell its Membership Interests to Ashland pursuant to this Agreement in the circumstances set forth above; provided that Marathon shall not be deemed to have waived any right to make a Claim against Ashland with respect to any Loss that Marathon suffers as a result of any such breach.

                  (e) Consequences of Inability To Transfer the Ashland LOOP/LOCAP Interest on the Closing Date. It shall not be a condition to the Closing of the Marathon Call Right, the Ashland Put Right or the Marathon Special Termination Right, as applicable, that Ashland shall have Transferred the Ashland LOOP/LOCAP Interest to Marathon, the Company or such other person as Marathon shall direct. In the event that any consents or approvals required for such Transfer are not obtained prior to the Closing of the Marathon Call Right, the Ashland Put Right or the Marathon Special Termination Right, as applicable, and as a consequence Ashland is not able to Transfer the Ashland LOOP/LOCAP Interest to Marathon, the Company or such other person as Marathon shall direct, as applicable, on the Closing Date, the parties hereto shall use their commercially reasonable best efforts to achieve any lawful and reasonable (including with respect to the costs and expenses to be borne by Ashland) arrangement proposed by Marathon under which Marathon or the Company, as applicable, shall obtain the economic claims, rights and benefits under the Ashland LOOP/LOCAP Interest. Such reasonable arrangement may include (i) Ashland subcontracting, sublicensing or subleasing to Marathon, the Company or such other person as Marathon shall direct, as applicable, any and all of Ashland's rights, and delegating all of Ashland's obligations, under the Ashland LOOP/LOCAP Interest, and (ii) Ashland granting to Marathon, the Company or such other person as Marathon shall direct, as applicable, a proxy (the "Ashland LOOP/LOCAP Irrevocable Proxy") which shall authorize such party to exercise on Ashland's behalf, all of Ashland's voting rights with respect to the Ashland LOOP/LOCAP Interest. The costs and expenses incurred in connection with any such arrangements shall be borne 62% by Marathon and 38% by Ashland.

                  SECTION 9.03. Consequences of a Delayed Closing of the Marathon Call Right or the Ashland Put Right Where Ashland Is at Fault. (a) Right to Revoke Ashland Put Exercise Notice or Marathon Call Exercise Notice. If the Closing of the Marathon Call Right or the Ashland Put Right shall not have occurred on or prior to the date that is 180 days after the Scheduled Closing Date, and (i) the delay is due to (x) a failure by Ashland to timely perform in any material respect any of its covenants and agreements contained herein or (y) the fact that any of Ashland's representations and warranties contained herein have ceased to be true and correct in any material respect, and (ii) neither Marathon nor USX shall have (x) failed to timely perform in any material respect any of its covenants and agreements contained herein or (y) breached any of its representations and warranties contained herein in any material respect, then Marathon shall thereafter have the right, exercisable at any time prior to the Closing by written notice to Ashland, to revoke Ashland's Ashland Put Exercise Notice or its Marathon Call Exercise Notice, as applicable.

                  (b) Adjustment to Ashland Put Price or Marathon Call Price. If the Closing of the Marathon Call Right or the Ashland Put Right does not occur on the Scheduled Closing Date, and (i) the delay is due to
(x) a failure by Ashland to timely perform in any material respect any of its covenants and agreements contained herein or (y) the fact that any of Ashland's representations and warranties contained herein have ceased to be true and correct in any material respect, and (ii) neither Marathon nor USX shall have (x) failed to timely perform in any material respect any of its covenants and agreements contained herein or (y) breached any of its representations and warranties contained herein in any material respect, then on such later date on which the Closing actually takes place (such later date being the "Delayed Closing Date") Marathon shall deduct from the Marathon Call Price or the Ashland Put Price (or the first Installment Payment, as applicable) payable to Ashland on the Delayed Closing Date, an amount equal to the amount of interest accrued during the period commencing at 12:01 a.m. on the day immediately following the Scheduled Closing Date and ending on and including the Delayed Closing Date (the "Delayed Closing Date Interest Period") on the Marathon Call Price, or the Ashland Put Price (or the first Installment Payment thereof, as applicable), at a rate per annum equal to the 30-day LIBOR Rate multiplied by 1.5, with daily accrual of interest.

                  (c) Other Consequences. In the event that Marathon revokes Ashland's Ashland Put Exercise Notice or its Marathon Call Exercise Notice pursuant to Section 9.03(a), each of Marathon and Ashland shall thereafter have the right to exercise their respective Marathon Call Right and Ashland Put Right in accordance with the terms of this Agreement. Any such revocation shall not operate as a release of Ashland from any liability it may have to Marathon for any breach of its obligations under this Agreement and such revocation shall not in any way preclude Marathon from exercising any right or power hereunder or otherwise available to it at law or in equity as a result of any such breach.

                  SECTION 9.04. Consequences of a Delayed Closing of the Marathon Call Right or the Ashland Put Right Where Marathon or USX Is at Fault. (a) Revocation of Proxies; Payment of Distributions to Ashland; Right To Revoke Ashland Put Exercise Notice or Marathon Call Exercise Notice. If the Closing of the Marathon Call Right or the Ashland Put Right does not occur on the Scheduled Closing Date, and (i) the delay is due to
(x) a failure by Marathon or USX to timely perform in any material respect any of its respective covenants and agreements contained herein or (y) the fact that any of Marathon's or USX's respective representations and warranties contained herein (or in any certificate required to be delivered to Ashland pursuant to Section 9.02(b)(iv)) have ceased to be true and correct in any material respect, and (ii) Ashland shall not have (x) failed to timely perform in any material respect any of its covenants and agreements contained herein or (y) breached any of its representations and warranties contained herein in any material respect, then (i) effective as of 12:01 a.m. on the day immediately following the Scheduled Closing Date, all Ashland Representatives Revocable Proxies and the Ashland LOOP/LOCAP Revocable Proxy shall automatically be revoked; (ii) Marathon shall, and shall cause each of its Representatives to, promptly take all such actions as are necessary to provide that the Company shall thereupon resume making distributions of Distributable Cash and Tax Liability Distributions directly to Ashland pursuant to Article V of the LLC Agreement; (iii) Marathon shall immediately pay to Ashland an amount equal to all Exercise Period Distributions received by

Marathon from the Company in accordance with the provisions of Section 5.01(a)(ii), together with interest on each such Exercise Period Distribution at a rate per annum equal to the Base Rate, with daily accrual of interest, from (but excluding) the date such amount was otherwise payable to Ashland (or, if earlier, the date such amount was paid to Marathon) to (and including) the date such amount is paid to Ashland in accordance with the provisions of this clause (iii); (iv) the Company shall immediately release to Ashland all amounts then held in the Escrow Account, including any income earned thereon; and (v) if the Closing shall not have occurred on or prior to the date that is 180 days after the Scheduled Closing Date, Ashland thereafter shall have the right, exercisable at any time prior to the Closing by written notice to Marathon, to revoke its Ashland Put Exercise Notice or Marathon's Marathon Call Exercise Notice, as applicable.

                  (b)  Adjustments  to Ashland Put Price or  Marathon  Call
Price. In addition, if the Closing of the Marathon Call Right or the Ashland Put Right does not occur on the Scheduled Closing Date, and (i) the delay is due to (x) a failure by Marathon or USX to timely perform in any material respect any of its respective covenants and agreements contained herein or (y) the fact that any of Marathon's or USX's respective representations and warranties contained herein have ceased to be true and correct in any material respect, and (ii) Ashland shall not have (x) failed to timely perform in any material respect any of its covenants and agreements contained herein or (y) breached any of its representations and warranties contained herein in any material respect, then Marathon shall be entitled to deduct from the Marathon Call Price or from the Ashland Put Price (or the first Installment Payment, as applicable) payable to Ashland on the Delayed Closing Date, an amount (the "9.04(b) Post-Scheduled Closing Date Distribution Amount") equal to the amount of any Ashland Exercise Period Distributions that Ashland shall have received from the Company in Cash during the Delayed Closing Date Interest Period and, on the Delayed Closing Date, Marathon shall pay to Ashland in addition to the Marathon Call Price or the Ashland Put Price (or the first Installment Payment, as applicable) and related accrued interest payable pursuant to Section 3.01 or 4.01, as applicable, an amount in Cash equal to the amount of interest accrued during the Delayed Closing Interest Period on an amount equal to
(1) the  Marathon  Call  Price  or the  Ashland  Put  Price  (or the  first
Installment   Payment  thereof,
as applicable) minus (2) the 9.04(b) Post-Scheduled Closing Date Distribution Amount, at a rate per annum equal to the 30-day LIBOR Rate multiplied by 1.5, with daily accrual of interest.

                  (c) Other Consequences. In the event that Ashland revokes its Ashland Put Exercise Notice or Marathon's Marathon Call Exercise Notice pursuant to clause (v) of Section 9.03(a), each of Ashland and Marathon shall thereafter have the right to exercise their respective Ashland Put Right and Marathon Call Right in accordance with the terms of this Agreement. Any such revocation shall not operate as a release of Marathon or USX from any liability it may have to Ashland for any breach of its obligations under this Agreement and such revocation shall not in any way preclude Ashland from exercising any right or power hereunder or otherwise available to it at law or in equity as a result of any such breach.

                  SECTION 9.05. Consequences of a Delayed Closing of the Marathon Call Right or the Ashland Put Right Where No Party Is at Fault. If the Closing of the Marathon Call Right or the Ashland Put Right does not occur on the Scheduled Closing Date, and the delay is not due to a failure by any party hereto to timely perform in any material respect any of its respective covenants and agreements contained herein or to the fact that any party's representations and warranties contained herein have ceased to be true and correct in any material respect, then Marathon shall pay to Ashland on the Delayed Closing Date, in addition to the Marathon Call Price or the Ashland Put Price (or the first Installment Payment, as applicable) and related accrued interest payable pursuant to Section 3.01 or 4.01, as applicable, an amount in Cash equal to the amount of interest accrued during the Delayed Closing Interest Period on the Marathon Call Price or the Ashland Put Price (or the first Installment Payment, as applicable), at a rate per annum equal to the Base Rate, with daily accrual of interest. If the Delayed Closing Date does not occur on or prior to the date that is 180 days after the Scheduled Closing Date and the delay is not due to an action or failure to act by any of Marathon, USX or Ashland, then (i) effective as of 12:01 a.m. on the day immediately following the last day of such 180-day period, all Ashland Representatives Revocable Proxies and the Ashland LOOP/LOCAP Revocable Proxy shall automatically be revoked; (ii) Marathon shall, and shall cause each of its

Representatives to, promptly take all such actions as are necessary to provide that the Company shall resume making distributions of Distributable Cash and Tax Liability Distributions directly to Ashland pursuant to
Article V of the LLC Agreement; (iii) Marathon shall immediately pay to Ashland an amount equal to all Exercise Period Distributions received by Marathon from the Company in accordance with the provisions of Section 5.01(a)(ii), together with interest on each such Exercise Period Distribution at a rate per annum equal to the Base Rate, with daily accrual of interest, from (but excluding) the date such amount was otherwise payable to Ashland (or, if earlier, the date such amount was paid to Marathon) to (and including) the date such amount is paid to Ashland in accordance with the provisions of this clause (iii); (iv) the Company shall immediately release to Ashland all amounts then held in the Escrow Account, including any income earned thereon; and (v) the parties shall be restored to their rights as though the Ashland Put Right or the Marathon Call Right had never been exercised, without liability to any party and without any effect on the ability of Ashland to exercise its Ashland Put Right or Marathon to exercise its Marathon Call Right in accordance with the terms of this Agreement in the future.

                  SECTION 9.06. Consequences of Delayed Second or Third Scheduled Installment Payment. If Marathon shall fail to make an Installment Payment on the second or third Scheduled Installment Payment Date, if applicable, then on such later date on which the applicable Installment Payment is actually made (such later date being a "Delayed Installment Payment Date"), Marathon shall pay to Ashland, in addition to the applicable Installment Payment and related accrued interest payable pursuant to Section 3.01 or 4.01, as applicable, an amount in Cash equal to the amount of interest accrued during the period commencing on the day immediately following the Scheduled Installment Payment Date and ending on and including the date of the payment of the relevant Installment Payment (the "Delayed Installment Payment Date Interest Period") on the applicable Installment Payment, at a rate per annum equal to the 30 day LIBOR Rate multiplied by 1.5, with daily accrual of interest.

                  SECTION 9.07. Consequences of a Delayed Closing of the Special Termination Right Where Terminating Member Is at Fault. (a) Continuation of Term of the Company; Right to Specific Performance. If the Closing of the Special Termination Right shall not have occurred on or prior to the

Scheduled Closing Date, and (i) the delay is due to (x) a failure by the Terminating Member (or, if Marathon is the Terminating Member, Marathon or
USX) to timely perform in any material respect any of its covenants and agreements contained herein or (y) the fact that any of the Terminating Member's (or, if Marathon is the Terminating Member, Marathon's or USX's) representations and warranties contained herein have ceased to be true and correct in any material respect, and (ii) the Non-Terminating Member (or, if Marathon is the Non-Terminating Member, Marathon or USX) shall not have
(x) failed to timely perform in any material respect any of its covenants and agreements contained herein or (y) breached any of its representations and warranties contained herein in any material respect, then the Non-Terminating Member shall have the right to elect, by written notice to the Company and the Terminating Member, to either (i) terminate the Term of the Company at the end of the Initial Term or the then-current 10-year extension thereof, as applicable (in which case the Term of the Company shall automatically terminate upon the expiration of the Initial Term or the then-current 10-year extension thereof), or (ii) extend the Term of the Company for two additional years following the expiration of the Initial Term or the then-current 10-year extension thereof, as applicable (in which case the Term of the Company shall automatically be extended for such additional two-year period).

                  (b) Adjustment to Special Termination Price. If the Closing of the Special Termination Right does not occur on the Scheduled Closing Date, and (i) the delay is due to (x) a failure by the Terminating Member (or, if Marathon is the Terminating Member, Marathon or USX) to timely perform in any material respect any of its covenants and agreements contained herein or (y) the fact that any of the Terminating Member's (or, if Marathon is the Terminating Member, Marathon's or USX's) representations and warranties contained herein have ceased to be true and correct in any material respect, and (ii) the Non-Terminating Member (or, if Marathon is the Terminating Member, Marathon or USX) shall not have (x) failed to timely perform in any material respect any of its covenants and agreements contained herein or (y) breached any of its representations and warranties contained herein in any material respect, then on the Delayed Closing Date the Non-Terminating Member shall deduct from the Special Termination Price payable to the Terminating Member on the Delayed Closing Date, an amount equal to the amount of interest accrued during the Delayed

Closing Date Interest Period on the Special Termination Price, at a rate per annum equal to the 30-day LIBOR Rate multiplied by 1.5, with daily accrual of interest.

                  SECTION 9.08. Consequences of a Delayed Closing of the Special Termination Right Where Non-Terminating Member Is at Fault. (a) Revocation of Proxies; Payment of Distributions to Terminating Member; Right to Revoke Special Termination Exercise Notice. If the Closing of the Special Termination Right does not occur on the Scheduled Closing Date, and
(i) the delay is due to a failure by the Non-Terminating Member (or, if Marathon is the Non-Terminating Member, Marathon or USX) to timely perform in any material respect any of its covenants and agreements contained herein or (y) the fact that any of the Non-Terminating Member's (or, if Marathon is the Non-Terminating Member, Marathon's or USX's) representations and warranties contained herein have ceased to be true and correct in any material respect, and (ii) the Terminating Member (or, if Marathon is the Terminating Member, Marathon or USX) shall not have (x) failed to timely perform in any material respect any of its covenants and agreements contained herein or (y) breached any of its representations and warranties contained herein in any material respect, then (i) effective as of 12:01 a.m. on the day immediately following the Scheduled Closing Date, all Marathon Representative Revocable Proxies (in the circumstance where Marathon is the Terminating Member) or all Ashland Representative Revocable Proxies and the Ashland LOOP/LOCAP Revocable Proxy (in the circumstance where Ashland is the Terminating Member) shall automatically be revoked;
(ii) the Non-Terminating Member shall, and shall cause each of its Representatives to, promptly take all such actions as are necessary to provide that the Company shall thereupon resume making distributions of
Distributable Cash and Tax Liability Distributions directly to the Terminating Member pursuant to Article V of the LLC Agreement; (iii) the Non-Terminating Member shall immediately pay to the Terminating Member an amount equal to all Exercise Period Distributions received by the Non-Terminating Member from the Company in accordance with the provisions of Section 5.01(a)(ii) or Section 5.01(b)(ii), as applicable, together with interest on each such Exercise Period Distribution at a rate per annum equal to the Base Rate, with daily accrual of interest, from (but excluding) the date such amount was otherwise payable to the Terminating Member (or, if earlier, the date such amount was paid to the Non-Terminating Member) to (and including) the date such amount is paid to the Terminating Member in accordance with the provisions of this clause (iii); (iv) the Company shall immediately release to the Terminating Member all amounts then held in the Escrow Account, including any income earned thereon; and (v) if the Closing shall not have occurred on or prior to the date that is 120 days before the expiration of the Initial Term or the then-current 10-year extension thereof, each of the Terminating Member and the Non-Terminating Member thereafter shall have the right, exercisable at any time prior to the Closing by written notice to the other party, to revoke the Non-Terminating Member's Special Termination Exercise Notice, in which event the Term of the Company shall automatically terminate upon the expiration of the Initial Term or the then-current 10-year extension thereof.

                  (b)   Adjustments  to  Special   Termination   Price.  In
addition, if the Closing of the Special Termination Right does not occur on the Scheduled Closing Date, and (i) the delay is due to (x) a failure by the Non-Terminating Member (or, if Marathon is the Non-Terminating Member, Marathon or USX) to timely perform in any material respect any of its covenants and agreements contained herein or (y) the fact that any of the Non-Terminating Member's (or, if Marathon is the Non-Terminating Member, Marathon's or USX's) representations and warranties contained herein have ceased to be true and correct in any material respect, and (ii) the Terminating Member (or, if Marathon is the Terminating Member, Marathon or
USX) shall not have (x) failed to timely perform in any material respect any of its covenants and agreements contained herein or (y) breached any of its representations and warranties contained herein in any material respect, then the Non-Terminating Member shall be entitled to deduct from the Special Termination Price payable to the Terminating Member on the Delayed Closing Date, an amount (the "9.08(b) Post-Scheduled Closing Date Distribution Amount") equal to the amount of any Exercise Period
Distributions that the Terminating Member shall have received from the Company in Cash during the Delayed Closing Date Interest Period and, on the Delayed Closing Date, the Non-Terminating Member shall pay to the Terminating Member in addition to the Special Termination Price and related accrued interest payable pursuant to Section 2.01, an amount in Cash equal to the amount of interest accrued during the Delayed Closing Interest Period on an amount equal to (1) the Special Termination Price minus (2) the 9.08(b) Post-Scheduled Closing Date Distribution Amount, at a rate per annum equal to the 30-day LIBOR Rate multiplied by 1.5, with daily accrual of interest.

                  (c) Other Consequences. In the event that the Terminating Member revokes the Non-Terminating Member's Special Termination Exercise Notice, then the Non-Terminating Member shall not thereafter have the right to exercise its Special Termination Right. Any such revocation shall not operate as a release of the Non-Terminating Member from any liability it may have to the Terminating Member for any breach of its obligations under this Agreement and such revocation shall not in any way preclude the Terminating Member from exercising any right or power hereunder or otherwise available to it at law or in equity as a result of any such breach.

                  SECTION 9.09. Consequences of Delayed Closing of Special Termination Right Where No Party Is at Fault. If the Closing of the Special Termination Right does not occur on the Scheduled Closing Date, and the delay is not due to a failure by any party hereto to timely perform in any material respect any of its respective covenants and agreements contained herein or to the fact that any party's representations and warranties contained herein have ceased to be true and correct in any material respect, then the Non-Terminating Member shall pay to the Terminating Member on the Delayed Closing Date, in addition to the Special Termination Price and related accrued interest payable pursuant to Section 2.01, an amount in Cash equal to the amount of interest accrued during the Delayed Closing Interest Period on the Special Termination Price, at a rate per annum equal to the Base Rate, with daily accrual of interest. If the Delayed Closing Date does not occur on or prior to the date that is 120 days before the expiration of the Initial Term or the then-current 10-year extension thereof and the delay is not due to an action or failure to act by the Terminating Member or the Non-Terminating Member, then (i) effective as of 12:01 a.m. on the day immediately following such 120th day before the expiration of the Initial Term or the then-current 10-year extension thereof, all Marathon Representative Revocable Proxies (in the circumstance where Marathon is the Terminating Member) or all Ashland Representative Revocable Proxies and the Ashland LOOP/LOCAP Revocable Proxy (in the circumstance where Ashland is the Terminating Member) shall be revoked;
(ii) the Non-Terminating Member shall, and shall cause each of its Representatives to, promptly take all such actions
as  are   necessary  to  provide  that  the  Company  shall  resume  making distributions of Distributable Cash and Tax Liability Distributions directly to the Terminating Member pursuant to Article V of the LLC Agreement; (iii) the Non-Terminating Member shall immediately pay to the Terminating Member an amount equal to all Exercise Period Distributions received by the Non-Terminating Member from the Company in accordance with the provisions of Section 5.01(a)(ii) or Section 5.01(b)(ii), as applicable, together with interest on each such Exercise Period Distribution at a rate per annum equal to the Base Rate, with daily accrual of interest, from (but excluding) the date such amount was otherwise payable to the Terminating Member (or, if earlier, the date such amount was paid to the Non-Terminating Member) to (and including) the date such amount is paid to the Terminating Member in accordance with the provisions of this clause (iii); (iv) the Company shall immediately release to the Terminating Member all amounts then held in the Escrow Account, including any income earned thereon; and (v) the Term of the Company shall automatically terminate upon the expiration of the Initial Term or the then-current 10-year extension thereof.


                                 ARTICLE X

                            Registration Rights

                  SECTION 10.01. Registration upon Request. (a) Ashland shall have the right to make a written demand upon the issuer or, in the case of any Marathon Debt Securities issued by Marathon and guaranteed by USX, issuers of any class of Securities delivered or to be delivered to Ashland as payment of any portion of the Ashland Put Price (both parties hereinafter referred to collectively as the "Issuer"), on not more than six separate occasions (subject to the provisions of this Section 10.01), to either, at Ashland's option, (i) register under the Securities Act all or a portion of such Securities for purposes of a public offering by Ashland of such Securities or (ii) prepare an Offering Memorandum that covers all or a portion of such Securities for purposes of a private placement by Ashland of such Securities (either of such requests being referred to herein as a "Demand Registration") that were not registered under the Securities Act at the time of issuance thereof to Ashland on the Closing Date or Installment Payment Date, as the case may be, and the Issuer shall use its best efforts to file a Registration Statement and cause such Securities to be registered under the Securities Act (in the case of a Demand Registration for a public offering) or to prepare a final Offering Memorandum (in the case of a Demand Registration for a private placement) (i) in the case of any Securities to be delivered to Ashland on the Closing Date or any Installment Payment Date, not later than the Scheduled Closing Date or applicable Scheduled Installment Payment Date or (ii) in the case of any Securities that have been delivered to Ashland on the Closing Date or any Installment Payment Date, in each case not later than 60 days after such written demand by Ashland; provided that each Demand Registration shall cover Securities having an aggregate fair market value (based on the then-current market value of such Securities or, if such market value cannot be determined, based on the expected offering price of such Securities) equal to (i) in the case of a public offering, $100 million or more, unless Ashland shall hold less than $100 million of Securities, in which event, the remaining Securities held by Ashland and (ii) in the case of a private placement, $25 million or more, unless Ashland shall hold less than $25 million of Securities, in which event, the remaining Securities held by Ashland.

                  (b) Notwithstanding the provisions of Section 10.01(a), the Issuer (i) shall not be obligated to prepare or file more than one Registration Statement pursuant to this Section 10.01 during any six month period (measured from the effective date (or, in the case of a private placement, the closing date) of the most recently requested Demand Registration to the date of the demand by Ashland for a subsequent Demand Registration) and (ii) shall be entitled to postpone the filing of any Registration Statement otherwise required to be prepared and filed by it pursuant to Section 10.01(a), and to prevent Ashland from initially distributing any Offering Memorandum required to be prepared by the Issuer pursuant to Section 10.01(a), in each case (x) if the Issuer is actively pursuing an Underwritten Public Offering, for a period of up to 90 days following the closing of any Underwritten Public Offering; provided that the Issuer is advised by its managing underwriter or underwriters in writing (with a copy to Ashland), that the price at which securities would be offered in such offering would, in its or in their opinion, be materially adversely affected by the registration or the initial dissemination of the Offering Memorandum so requested, or (y) for a period of up to 90 days if the

Issuer determines in its reasonable judgment and in good faith that the registration and distribution of such Securities (or the private placement thereof, in the case of a sale by Ashland of such securities pursuant to
Section 4(2) or Rule 144A of the Securities Act) would materially adversely impair or interfere with in any material respect any contemplated material financing, acquisition, disposition, corporate reorganization or other similar transaction involving the Issuer or any of its subsidiaries or Affiliates ((x) or (y) being hereinafter referred to as a "Blackout Period"), provided, however, that the aggregate number of days included in all Blackout Periods during any consecutive 12 months shall not exceed 180 days, and; provided further, however, that a period of at least 30 days shall elapse between the termination of any Blackout Period and the commencement of the immediately succeeding Blackout Period. In the event of such postponement, Ashland shall have the right to withdraw such request for registration or request for preparation of an Offering Memorandum by giving written notice to the Issuer within 20 days after receipt of notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of Demand Registrations to which Ashland is entitled pursuant to Section 10.01(a).

                  (c) A  registration  requested  pursuant to this  Section
10.01 shall not be deemed to have been effected unless the Registration Statement relating thereto (i) has become effective under the Securities Act and (ii) has remained effective for a period of at least 90 days (or such shorter period in which all Securities included in such registration have actually been sold thereunder); provided, however, that if after any Registration Statement requested pursuant to this Section 10.01 becomes effective such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other Governmental Authority solely due to the actions or omissions to act of the Issuer prior to being effective for 90 days and less than 75% of the Securities have been sold thereunder, such Registration Statement shall be at the sole expense of the Issuer and shall not constitute a Demand Registration. In addition, a request for the preparation of an Offering Memorandum pursuant to this Section 10.01 shall not be deemed to have been effected unless the information contained in such Offering Memorandum has remained "reasonably current" (as such term is defined in Rule 144A under the Securities Act) for a period of at least 90 days (or such shorter period in which all Securities covered by such Offering Memorandum have actually been sold thereunder); provided, however, that if such Offering Memorandum is interfered with by any stop order, injunction or other order or requirement of the Commission or other Governmental Authority solely due to the actions or omissions to act of the Issuer prior to such Offering Memorandum being made available to Ashland for 90 days and less than 75% of the Securities have been sold pursuant thereto, such Offering Memorandum shall be at the sole expense of the Issuer and shall not constitute a Demand Registration.

                  (d) On or after the date hereof, the Issuer shall not grant to any other holder of its securities, whether currently outstanding or issued in the future, any incidental or "piggy-back" registration rights with respect to any Registration Statement filed or Offering Memorandum prepared pursuant to a Demand Registration under this Section 10.01 and, without the prior consent of Ashland, will not permit any holder of its securities to participate in any offering or private placement made pursuant to a Demand Registration under this Section 10.01.

                  (e) If a Demand Registration involves an Underwritten Public Offering and the managing underwriter or underwriters shall advise the Issuer and Ashland in writing that, in its view, the number of securities requested to be included in such registration (including, without limitation, Securities requested to be included by Ashland, securities which the Issuer proposes to be included, and securities proposed to be included by other holders of securities entitled to include securities in such registration pursuant to incidental or "piggy-back" registration rights other than those pursuant to this Article X (the "Other Holders")) exceeds the largest number of shares of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold (the "Maximum Offering Size"), the Issuer shall include in such registration, in the priority listed below, up to the Maximum Offering Size:

                  (i) first, all Securities requested to be registered by Ashland;

                  (ii) second, all securities requested to be included in such registration by any Other Holder (allocated, if necessary, for the offering not to exceed the Maximum Offering Size, pro rata among such Other Holders on the basis of the relative number of securities requested to be included in such registration); and

                  (iii) third, any securities proposed to be registered by the Issuer or by any Other Holders pursuant to incidental or "piggy-back" registration rights.

                  (f) Ashland may, at any time, prior to the effective date of the Registration Statement or the initial distribution of the Offering Memorandum relating to such request, revoke such request by providing a written notice to the Issuer, in which case such request, as so revoked, shall not constitute a Demand Registration.

                  SECTION 10.02. Covenants of the Issuer. (a) Registration Statement Covenants. In the event that any Securities are to be registered pursuant to Section 10.01, the Issuer covenants and agrees that it shall
(i) use its best efforts to effect the registration, (ii) cooperate in the sale of the Securities and (iii) as expeditiously as possible:

                  (1) prepare and file with the Commission a Registration Statement with respect to such Securities on Form S-3, if permitted, or otherwise on any form for which the Issuer then qualifies or which counsel for the Issuer shall deem appropriate, and which form shall be available for the sale of the Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such Registration Statement to become and remain effective;

                  (2) prepare and file with the Commission amendments and supplements to such Registration Statement and prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by Ashland set forth in such Registration Statement and (ii) the expiration of 90 days after the date such Registration Statement becomes effective; provided that before filing a Registration Statement or prospectus, or any amendments or supplements thereto, the Issuer shall furnish to Ashland and its counsel, copies of all documents proposed to be filed;

                  (3) furnish to Ashland such number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus and prospectus supplement, as applicable, in conformity with the requirements of the Securities Act, and such other documents as Ashland may reasonably request in order to facilitate the disposition of the Securities by Ashland;

                  (4) use its best efforts to register or qualify such Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as Ashland shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable Ashland to consummate the disposition in such jurisdictions of the Securities owned by Ashland, except that the Issuer shall not for any such purpose be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 10.04(a)(4), it would not be obligated to be so qualified, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (5) use its best efforts to cause such Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Ashland to consummate the disposition of such Securities;

                  (6) notify Ashland at any time when a prospectus relating
         to a Registration Statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 10.02(a)(2), of the happening of any event as a result of which such Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of Ashland, prepare and furnish to Ashland a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (7) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to Ashland, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the Registration Statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                  (8) use its best efforts to cause all such Securities that are Marathon Equity Securities to be listed on any securities exchange on which the securities of the Issuer are then listed, if such Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Securities covered by such Registration Statement no later than the effective date of such Registration Statement;

                  (9) use its best efforts to obtain a "cold comfort" letter or letters from the Issuer's independent public accountants in customary form; and

                  (10) cooperate with Ashland and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the Securities to be sold under such Registration Statement, and enable such Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Ashland may request.

                  (b) Offering Memorandum Covenants. In the event that any Securities are to be sold by Ashland by means of an Offering Memorandum prepared by the Issuer pursuant to Sections 10.01, the Issuer covenants and agrees that it shall (i) cooperate in the sale of the Securities and (ii) as expeditiously as possible:

                  (1) prepare the Offering Memorandum;

                  (2) prepare amendments and supplements to such Offering Memorandum as may be necessary to keep the information in such Offering Memorandum "reasonably current" (as such term is defined in Rule 144A under the Securities Act) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Offering Memorandum until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by Ashland set forth in such Offering Memorandum and (ii) the expiration of 90 days after the date such Offering Memorandum (in definitive form) is circulated to the initial purchasers; provided that before making any amendments or supplements thereto, the Issuer shall furnish to Ashland and its counsel, copies of all proposed amendments or supplements;

                  (3)  furnish  to  Ashland  such  number of copies of such
         Offering Memorandum and of each amendment and supplement thereto (in each case including all exhibits), and such other documents as Ashland may reasonably request in order to facilitate the disposition of the Securities by Ashland;

                  (4) use its best efforts to register or qualify such Securities covered by such Offering Memorandum under such other securities or blue sky laws of such jurisdictions as Ashland shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable Ashland to consummate the disposition in such jurisdictions of the Securities owned by Ashland, except that the Issuer shall not for any such purpose be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 10.02(b)(4), it would not be obligated to be so qualified, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (5) use its best efforts to cause such Securities covered by such Offering Memorandum to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Ashland to consummate the disposition of such Securities;

                  (6) notify Ashland at any time prior to the completion of the sale of the Securities by Ashland that are covered by the Offering Memorandum, of the happening of any event as a result of which such Offering Memorandum contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of Ashland, prepare and furnish to Ashland a reasonable number of copies of an amended or supplemental Offering Memorandum as may be necessary so that, as thereafter delivered to the purchasers of such Securities, such Offering Memorandum shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (7) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

                  (8) use its best efforts to cause all such Securities that are Marathon Equity Securities to be listed on any securities exchange on which the securities of the Issuer are then listed, if such Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Securities covered by such Offering Memorandum no later than the effective date of such Offering Memorandum;

                  (9) use its best efforts to obtain a "cold comfort" letter or letters from the Issuer's independent public accountants in customary form; and

                  (10) cooperate  with Ashland and the initial  purchasers,
         if any, to facilitate the timely preparation and delivery of certificates representing the Securities to be sold under such Offering Memorandum, and enable such Securities to be in such denominations and registered in such names as the initial purchasers, if any, or Ashland may request.

                  The Issuer may require Ashland to furnish the Issuer with such information regarding Ashland and pertinent to the disclosure requirements relating to the registration and/or the distribution of such Securities pursuant to this Article X as the Issuer may from time to time reasonably request in writing.

                  Ashland agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 10.02(a)(6) or 10.02(b)(6), or of the imposition by the Issuer of a Blackout Period of the type described in clause (y) of 10.01(b)(ii), Ashland shall forthwith discontinue such disposition of such Securities pursuant to the Registration Statement or Offering Memorandum covering such Securities until Ashland's receipt of the copies of the supplemented or amended prospectus or Offering Memorandum contemplated by Section 10.02(a)(6) and 10.02(b)(6), respectively, or the expiration of such Blackout Period, as applicable, and, if so directed by the Issuer, Ashland shall deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in Ashland's possession, of the prospectus or Offering Memorandum covering such Securities current at the time of receipt of such notice. In the event the Issuer shall give any such notice, the period mentioned in Section 10.02(a)(2) or 10.02(b)(2), as applicable, shall be extended by the number of days during the period from the date of the giving of such notice pursuant to Section 10.02(a)(6) or 10.02(b)(6), as applicable, and through the date when Ashland shall have received the copies of the supplemented or amended prospectus or Offering Memorandum contemplated by Section 10.02(a)(6) or 10.02(b)(6), respectively, or the expiration of such Blackout Period, as applicable.

                  SECTION 10.03. Fees and Expenses. In connection with any registration pursuant to this Article X or the preparation of any Offering Memorandum pursuant to this Article X, (i) Ashland shall pay all agent fees and commissions and underwriting discounts and commissions related to the Securities being sold by Ashland and the fees and disbursements of its counsel and accountants and (ii) the Issuer shall pay all fees and disbursements of its counsel and accountants and the expenses, including fees incurred in the preparation of a cold comfort letter requested by Ashland pursuant to Section 10.02(a)(9) or 10.02(b)(9), as applicable. All others fees and expenses in connection with any Registration Statement or Offering Memorandum (including, without limitation, all registration and filing fees, all printing costs, all fees and expenses of complying with securities or blue sky laws) shall be borne by Ashland; provided that Ashland shall not pay any expenses relating to work that would otherwise be incurred by the Issuer including, but not limited to, the preparation and filing of periodic reports with the Commission.

                  SECTION 10.04. Indemnification and Contribution. In the case of any offering registered pursuant to this Article X or any private placement pursuant to an Offering Memorandum prepared by the Issuer pursuant to this Article X, the Issuer agrees to indemnify and hold Ashland, each underwriter or initial purchaser, if any, of the Securities under such registration or covered by such Offering Memorandum and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act, and any director, officer, employee, stockholder, partner, agent or representative, of the foregoing, harmless against any and all losses, claims, damages or liabilities (including reasonable legal fees and other reasonable expenses incurred in the investigation and defense thereof) (collectively "Losses") to which they or any of them may become subject under the Securities Act or otherwise, insofar as any such Losses shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (as amended if the Issuer shall have filed with the Commission any amendment thereof) or Offering Memorandum (as amended if the Issuer shall have prepared and delivered to Ashland for private distribution any amendment to such Offering Memorandum), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the prospectus relating to the sale of such Securities (as amended or supplemented if the Issuer shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the indemnification contained in this Section
10.04 shall not apply to such Losses which shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, which shall have been made in reliance upon and in conformity with information furnished in writing to the Issuer by Ashland or such underwriter or initial purchaser, as the case may be, specifically for use in connection with the preparation of the Registration Statement, the prospectus contained in the Registration Statement or the Offering Memorandum, as applicable, or any such amendment thereof or supplement therein.

                  Notwithstanding the foregoing provisions of this Section 10.04, the Issuer shall not be liable to Ashland, any person who participates as an underwriter in the offering or sale of such Securities, any person who participates as an initial purchaser in the private placement of such Securities or any other person, if any, who controls Ashland or any underwriter or initial purchaser (within the meaning of the Securities Act), under the indemnity agreement in this Section 10.04 for any such Losses that arise out of Ashland's or such other person's failure to send or give a copy of the final prospectus or final Offering Memorandum to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Securities to such person if such statement or omission was corrected in such final prospectus or final Offering Memorandum and the Issuer has previously furnished copies thereof in accordance with this Agreement.

                  In the case of each offering  registered pursuant to this
Article X and each private placement pursuant to this Article X, Ashland shall agree, and each underwriter or initial purchaser, if any, participating therein shall agree, substantially in the same manner and to the same extent as set forth in the preceding paragraph, severally to indemnify and hold harmless the Issuer and each person who controls the Issuer within the meaning of Section 15 of the Securities Act, and any director, officer, employee, stockholder, partner, agent or representative of the Issuer, with respect to any statement in or omission from such

Registration Statement (as amended or as supplemented, if amended or supplemented as aforesaid) or Offering Memorandum (as amended or as supplemented, if amended or supplemented as aforesaid), as applicable, if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Issuer by Ashland or such underwriter or initial purchaser, as the case may be, specifically for use in connection with the Registration Statement, the prospectus contained in such Registration Statement or the Offering Memorandum, as applicable, or any such amendment thereof or supplement thereto.

                  Each party indemnified under this Section 10.04 shall, promptly after receipt of notice of the commencement of any claim against any such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof. The failure of any indemnified party to so notify an indemnifying party of any action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity contained in this Section 10.04, unless (and only to the extent) the indemnifying party was prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any action in respect of which indemnification may be sought hereunder shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire, jointly with any other indemnifying party similarly notified, to assume the defense thereof through counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
Section 10.04 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to those available to such indemnifying party, (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel or (iii) in the reasonable opinion of such indemnified party representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, in which case the indemnified party shall be reimbursed by the indemnifying party for the reasonable expenses incurred in connection with retaining one firm of separate legal counsel; provided that (i) in circumstances where Ashland or an underwriter or initial purchaser is the indemnifying party, the indemnifying party shall not be liable for more than one firm of legal counsel for all indemnified parties and (ii) in circumstances where the Issuer is the indemnifying party, the indemnifying party shall not be liable for more than (A) one firm of legal counsel for Ashland, each person who controls Ashland within the meaning of Section 15 of the Securities Act, and any director, officer, employee, stockholder, partner, agent or representative of Ashland, and (B) one firm of legal counsel for the underwriters or initial purchasers, if any, indemnified under this Section 10.04, each person who controls such underwriters or initial purchasers within the meaning of Section 15 of the Securities Act, and any director, officer, employee, stockholder, partner, agent or representative of such underwriters or initial purchasers). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any claim or pending or threatened proceeding in respect of which the indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such claim or proceeding. If an indemnifying party shall have expressly acknowledged its indemnification obligations with respect to a claim or pending or threatened proceeding, then the indemnified party with respect to such claim or pending or threatened proceeding shall not, without the prior written consent of the indemnifying party, effect any settlement of such claim or pending or threatened proceeding.

                  If the indemnification provided for in this Section 10.04 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless from any Losses in respect of which this Section
10.04 would otherwise apply by its terms (other than by reason of exceptions provide herein), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by and fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the offering or private placement to which such contribution relates as well as any other relevant equitable considerations. The relative benefit shall be determined by reference to, among other things, the amount of proceeds received by each party from the offering or private placement to which such contribution relates. The relative fault shall be determined by reference to, among other things, each party's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, and the opportunity to correct and prevent any statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in this Section 10.04 was available to such party.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10.04 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  SECTION 10.05. Underwriting Agreement; Purchase Agreement. In connection with any underwritten offering or private placement of Securities pursuant to a Demand Registration under Section 10.01, the Issuer and Ashland shall enter into an underwriting agreement with the underwriters for such offering or a purchase agreement with the initial purchasers for such private placement, such underwriting agreement or purchase agreement to contain such representations and warranties by the Issuer and Ashland and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions or purchase agreements with respect to private placements, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 10.04 (and customary provisions with respect to indemnities and contribution by such underwriters or initial purchasers).

                  SECTION 10.06. Undertaking To File Reports. For as long as Ashland holds Securities, the Issuer shall use its best efforts to file, on a timely basis, all annual, quarterly and other reports required to be filed by it under Sections 13 and 15(d) of the Exchange Act and the rules and regulations of the Commission thereunder, as amended from time to time, or any successor statute or provisions.


                                 ARTICLE XI

                                 Covenants

                  SECTION 11.01. Cooperation; Commercially Reasonable Best Efforts. Each of the parties hereto shall cooperate with each other in good faith, and shall cause their respective officers, employees, agents, auditors and representatives to cooperate with each other in good faith, to cause the Closing to occur. In addition, each of the parties hereto shall use its commercially reasonable best efforts to cause the Closing to occur.

                  SECTION  11.02.  Antitrust   Notification;   FTC  or  DOJ
Investigation. (a) Each of Marathon, USX and Ashland shall as promptly as practicable, but in no event later than 30 days following the relevant Exercise Date, file with the FTC and the DOJ the notification and report form, if any, required for the transactions contemplated hereby and any supplemental information requested in connection therewith pursuant to the HSR Act. Any such notification and report form and supplemental information shall be in substantial compliance with the requirements of the HSR Act. Each of Marathon, USX and Ashland shall furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission which is necessary under the HSR Act. Each of Marathon, USX and Ashland shall keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC and the

DOJ and shall comply promptly with any such inquiry or request.

                  (b) In the event that Marathon, USX and Ashland are not required to file with the FTC and the DOJ any notification and report form pursuant to the HSR Act, but the FTC or the DOJ nevertheless commences an investigation with respect to the transactions contemplated hereby, each of Marathon, USX and Ashland shall comply promptly with any inquiry or request made by the DOJ or the FTC in connection with such investigation.

                  (c) In the event that Marathon, USX and Ashland file notification and report forms with the FTC and the DOJ pursuant to Section 11.02(a) or the FTC or the DOJ commences an investigation with respect to the transactions contemplated hereby, then, in addition to the obligations of Marathon, USX and Ashland set forth in Section 11.02(a) and 11.02(b), as applicable, Marathon, USX and Ashland agree as follows:

                  (i) In the case of  Marathon's  exercise of its  Marathon
         Call Right, each of Marathon and USX shall take all such actions as are necessary to obtain any clearance required under the HSR Act or from the FTC or DOJ in connection with any such investigation, as applicable, for the purchase and sale of Ashland's Membership Interests and the Ashland LOOP/LOCAP Interest pursuant to this Agreement, including divesting or holding separate any assets or commencing or defending litigation; provided, however, that neither Marathon nor USX shall be required to take any action proposed by the FTC or the DOJ that would or would reasonably be expected to have a material adverse effect on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole.

                  (ii) In the case of (A) Ashland's exercise of its Ashland Put Right or (B) Marathon's exercise of its Special Termination Right, each of Marathon and USX shall take all such actions as are necessary to obtain any clearance required under the HSR Act or from the FTC or DOJ in connection with any such investigation, as applicable, for the purchase and sale of Ashland's Membership Interests and the Ashland LOOP/LOCAP

         Interest pursuant to this Agreement, including divesting or holding separate any assets or commencing or defending litigation; provided, however, that neither Marathon nor USX shall be required to take any action proposed by the FTC or the DOJ that would or would reasonably be expected to have a material adverse effect on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of (A) the Company and its subsidiaries, taken as a whole, (B) Marathon and its subsidiaries, taken as a whole, or (C) USX and its subsidiaries, taken as a whole.

                  (iii) In the case of Ashland's exercise of its Special Termination Right, Ashland shall take all such actions as are necessary to obtain any clearance required under the HSR Act or from the FTC or DOJ in connection with any such investigation, as applicable, for the purchase and sale of Marathon's Membership Interests pursuant to this Agreement, including divesting or holding separate any assets or commencing or defending litigation; provided, however, that Ashland shall not be required to take any action proposed by the FTC or the DOJ that would or would reasonably be expected to have a material adverse effect on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of (A) the Company and its subsidiaries, taken as a whole or (B) Ashland and its subsidiaries, taken as a whole.

                  SECTION 11.03. Governmental Filings re: Ashland LOOP/LOCAP Interest. (a) Each of the parties hereto shall as promptly as practical, but in no event later than five Business Days following the relevant Exercise Date, file all documentation with all relevant Governmental Entities that is required to be filed with such Governmental Entities in connection with the purchase and sale of the Ashland LOOP/LOCAP Interest on the Scheduled Closing Date. Each of the parties hereto shall keep the other apprised of the status of any communications with, and any inquiries or requests for additional information from, such Governmental Entities and shall comply promptly with any such inquiry or request.

                  (b) In addition to the obligations of the parties hereto set forth in Section 11.03(a), Marathon and USX agree as follows:

                  (i) In the case of Marathon's exercise of its Marathon Call Right, each of Marathon and USX shall take all such actions as are necessary to obtain any requisite approvals from such Governmental Entities as are required in connection with the purchase and sale of the Ashland LOOP/LOCAP Interest pursuant to this Agreement, including commencing or defending litigation; provided, however, that neither Marathon nor USX shall be required to take any such action that would or would reasonably be expected to have a material adverse effect on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole.

             (ii) In the case of Marathon's exercise of its Special Termination Right or Ashland's exercise of its Ashland Put Right, each of Marathon and USX shall take all such actions as are necessary to obtain any requisite approvals from such Governmental Entities as are required in connection with the purchase and sale of the Ashland LOOP/LOCAP Interest pursuant to this Agreement, including commencing or defending litigation; provided, however, that neither Marathon nor USX shall be required to take any such action that would or would reasonably be expected to have a material adverse effect on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of (A) the Company and its subsidiaries, taken as a whole, (B) Marathon and its subsidiaries, taken as a whole, or (C) USX and its subsidiaries, taken as a whole.

                  SECTION 11.04. Designated Sublease Agreements. (a) Ashland Designated Sublease Agreements. In the event of (i) Marathon's exercise of its Marathon Call Right, (ii) Ashland's exercise of its Ashland Put Right or (iii) Marathon's exercise of its Special Termination Right, Ashland shall use its commercially reasonable best efforts to (A) terminate the outstanding Original Lease underlying each Ashland Designated Sublease Agreement on or prior to Closing and (B) contribute the related Subleased Property to the Company or one of its subsidiaries at no cost to the

Company or such subsidiary on or prior to Closing; provided,  however, that
(i) Ashland shall not be obligated to pay more than a reasonable amount as consideration therefor to, or make more than a reasonable financial accommodation in favor of, or commence litigation against, a third party lessor with respect to any such underlying Original Lease in order to obtain any consent required from such lessor and (ii) any additional cost associated with exercising an option under the Original Lease to purchase Subleased Property shall be deemed not to constitute an obligation to pay more than a reasonable amount. In the event that Ashland is unable to terminate an outstanding Original Lease in accordance with this Section 11.04(a), then (i) the Company shall be entitled to continue to sublease the Subleased Property pursuant to the related Ashland Designated Sublease Agreement until the term of the Original Lease expires, (ii) Ashland shall continue to use its commercially reasonable best efforts to terminate the Original Lease and contribute the Subleased Property to the Company as provided above; provided, however, that (A) Ashland shall not be obligated to pay more than a reasonable amount as consideration therefor to, or make more than a reasonable financial accommodation in favor of, or commence litigation against, a third party lessor with respect to any such underlying Original Lease in order to obtain any consent required from such lessor and (B) any additional cost associated with exercising an option under the Original Lease to purchase Subleased Property shall be deemed not to constitute an obligation to pay more than a reasonable amount and (iii) if Ashland subsequently acquires fee title to the Subleased Property, Ashland shall contribute such Subleased Property to the Company or one of its subsidiaries at no cost to the Company or such subsidiary at such time.

                  (b) Marathon Designated Sublease Agreements. In the event of Ashland's exercise of its Special Termination Right, Marathon shall use its commercially reasonable best efforts to (A) terminate the outstanding Original Lease underlying each Marathon Designated Sublease Agreement on or prior to Closing and (B) contribute the related Subleased Property to the Company or one of its subsidiaries at no cost to the Company or such subsidiary on or prior to Closing; provided, however, that (i) Marathon shall not be obligated to pay more than a reasonable amount as consideration therefor to, or make more than a reasonable financial accommodation in favor of, or commence litigation against, a third party lessor with respect to any such underlying Original Lease in order to obtain any consent required from such lessor and (ii) any additional cost associated with exercising an option under the Original Lease to purchase Subleased Property shall be deemed not to constitute an obligation to pay more than a reasonable amount. In the event that Marathon is unable to terminate an outstanding Original Lease in accordance with this Section 11.04(b), then (i) the Company shall be entitled to continue to sublease the Subleased Property pursuant to the related Marathon Designated Sublease Agreement until the term of the Original Lease expires, (ii) Marathon shall continue to use its commercially reasonable best efforts to terminate the Original Lease and contribute the Subleased Property to the Company as provided above; provided, however, that (A) Marathon shall not be obligated to pay more than a reasonable amount as consideration therefor to, or make more than a reasonable financial accommodation in favor of, or commence litigation against, a third party lessor with respect to any such underlying Original Lease in order to obtain any consent required from such lessor and (B) any additional cost associated with exercising an option under the Original Lease to purchase Subleased Property shall be deemed not to constitute an obligation to pay more than a reasonable amount and (iii) if Marathon subsequently acquires fee title to the Subleased Property, Marathon shall contribute such Subleased Property to the Company or one of its subsidiaries at no cost to the Company or such subsidiary at such time.


                                ARTICLE XII

                            Standstill Agreement

                  SECTION 12.01. Restrictions of Certain Actions by Marathon and USX. Each of Marathon and USX covenants and agrees that, from the date hereof through the six-month anniversary of the earlier to occur of (a) the date that Ashland and its Affiliates do not own any Membership Interests, and (b) the date that Marathon and its Affiliates do not own any Membership Interests, it shall not, and it shall cause each of its Affiliates (including, for the avoidance of doubt, Employee Benefit Plans of USX, Marathon and their respective Affiliates) not to, singly or as part of a partnership, limited partnership, syndicate or other group

(as those terms are defined in Section 13(d)(3) of the Exchange Act), directly or indirectly:

                  (i) acquire, offer to acquire, or agree to acquire, by purchase, gift or otherwise, more than 1% of any class of any Ashland Voting Securities, except (A) pursuant to a stock split, stock dividend, rights offering, recapitalization, reclassification or similar transaction, (B) in connection with the transfer of Ashland Voting Securities to a Marathon or USX Employee Benefit Plan as contemplated by Section 3.1(v) of the Asset Transfer and Contribution Agreement or (C) the ownership by any Employee Benefit Plan of USX, Marathon or any of their respective Affiliates of any interest in any diversified index, mutual or pension fund managed by an independent investment advisor, which fund in turn holds, directly or indirectly, Ashland Voting Securities; provided that not more than 5% of such fund's assets are comprised of Ashland Voting Securities;

                  (ii) make, or in any way participate in any "solicitation" of "proxies" to vote (as such terms are defined in Rule 14a-1 under the Exchange Act), solicit any consent or communicate with or seek to advise or influence any person or entity with respect to the voting of any Ashland Voting Securities or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 under the Exchange Act) with respect to Ashland;

                  (iii) form, join, encourage or in any way participate in the formation of, any "person" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any Ashland Voting Securities;

                  (iv) deposit any Ashland Voting Securities into a voting trust or subject any such Ashland Voting Securities to any arrangement or agreement with respect to the voting thereof;

                  (v) initiate, propose or otherwise solicit shareholders for the approval of one or more shareholder proposals with respect to Ashland as described in Rule 14a-8 under the Exchange Act, or induce or attempt to induce any other person to initiate any shareholder proposal;

                  (vi) seek election to or seek to place a representative on the Board of Directors of Ashland or seek the removal of any member of the Board of Directors of Ashland;

                  (vii) except with the approval of management of Ashland, call or seek to have called any meeting of the shareholders of Ashland;

                  (viii) otherwise act to seek to control, disrupt or influence the management, business, operations, policies or affairs of Ashland;

                  (ix) (A) solicit, seek to effect, negotiate with or provide any information to any other person with respect to, (B) make any statement or proposal, whether written or oral, to the Board of Directors of Ashland or any director or officer of Ashland with respect to, or (C) otherwise make any public announcement or proposal whatsoever with respect to, any form of business combination transaction involving Ashland (other than the Transaction), including, without limitation, a merger, exchange offer, or liquidation of Ashland's assets, or any restructuring, recapitalization or similar transaction with respect to Ashland;

                  (x) seek to have Ashland waive, amend or modify any of the provisions contained in this Section 12.01;

                  (xi)  disclose  or  announce  any   intention,   plan  or
arrangement inconsistent with the foregoing; or

                  (xii) advise, assist, instigate or encourage any third party to do any of the foregoing.

                  If either Marathon or USX or any of their respective Affiliates owns or acquires any Ashland Voting Securities in violation of this Section 12.01, such Ashland Voting Securities shall immediately be disposed of to persons who (i) are not Marathon or USX or Affiliates thereof and (ii) do not own, individually or as part of a "group" (within the meaning of Section 13(d)(3) of the Exchange Act), more than 5% of the then outstanding Ashland Voting Securities; provided that Ashland may also pursue any other available remedy to which it may be entitled as a result of such violation.

                  SECTION 12.02. Restrictions of Certain Actions by Ashland. Ashland covenants and agrees that, from the date hereof through the later to occur of (a) the six-month anniversary of the earlier to occur of (i) the date that Marathon and its Affiliates do not own any Membership Interests and (ii) the date that Ashland and its Affiliates do not own any Membership Interests and (b) in the event that Ashland or its Affiliates acquires USX Voting Securities pursuant to the Closing of the Ashland Put Right, the date on which Ashland and its Affiliates do not own more than 5% of the then outstanding USX Voting Securities, it shall not, and it shall cause each of its Affiliates (including, for the avoidance of doubt, Employee Benefit Plans of Ashland and its Affiliates) not to, singly or as part of a partnership, limited partnership, syndicate or other group (as those terms are defined in Section 13(d)(3) of the Exchange Act), directly or indirectly:

                  (i) acquire, offer to acquire, or agree to acquire, by purchase, gift or otherwise, more than 1% of any class of USX Voting Securities, except (A) pursuant to a stock split, stock dividend, rights offering, recapitalization, reclassification or similar transaction and except for any issuance of USX Voting Securities to Ashland as payment of any portion of the Ashland Put Price in accordance with the provisions of this Agreement or (B) the ownership by any Employee Benefit Plan of Ashland or any of its Affiliates of any interest in any diversified index, mutual or pension fund managed by an independent investment advisor, which fund in turn holds, directly or indirectly, USX Voting Securities; provided that not more than 5% of such fund's assets are comprised of USX Voting Securities;

                  (ii) make, or in any way participate in any "solicitation" of "proxies" to vote (as such terms are defined in Rule 14a-1 under the Exchange Act), solicit any consent or communicate with or seek to advise or influence any person or entity with respect to the voting of any USX Voting Securities or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 under the Exchange Act) with respect to USX;

                  (iii) form, join, encourage or in any way participate in the formation of, any "person" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any USX Voting Securities;

                  (iv) deposit any USX Voting Securities into a voting trust or subject any such USX Voting Securities to any arrangement or agreement with respect to the voting thereof;

                  (v) initiate, propose or otherwise solicit shareholders for the approval of one or more shareholder proposals with respect to USX as described in Rule 14a-8 under the Exchange Act, or induce or attempt to induce any other person to initiate any shareholder proposal;

                  (vi) seek election to or seek to place a representative on the Board of Directors of USX or seek the removal of any member of the Board of Directors of USX or seek the removal of any member of the Board of Directors of USX;

                  (vii) except with the approval of management of USX, call or seek to have called any meeting of the shareholders of USX;

                  (viii)  otherwise  act to seek  to  control,  disrupt  or
         influence  the  management,   business,  operations,  policies  or
         affairs of USX;

                  (ix) (A) solicit, seek to effect, negotiate with or provide any information to any other person with respect to, (B) make any statement or proposal, whether written or oral, to the Board of Directors of USX or any director or officer of USX with respect to, or (C) otherwise make any public announcement or proposal whatsoever with respect to, any form of business combination transaction involving USX (other than the Transaction), including, without limitation, a merger, exchange offer, or liquidation of USX's assets, or any restructuring, recapitalization or similar transaction with respect to USX;

                  (x) seek to have USX waive, amend or modify any of the provisions contained in this Section 12.02;

                  (xi)  disclose  or  announce  any   intention,   plan  or
         arrangement inconsistent with the foregoing; or

                  (xii) advise, assist, instigate or encourage any third party to do any of the foregoing.

                  If Ashland or any of its Affiliates owns or acquires any USX Voting Securities in violation of this Section 12.02, such USX Voting Securities shall immediately be disposed of to persons who (i) are not Ashland or Affiliates thereof and (ii) do not own, individually or as part of a "group" (within the meaning of Section 13(d)(3) of the Exchange Act), more than 5% of the then outstanding USX Voting Securities; provided that USX may also pursue any other available remedy to which it may be entitled as a result of such violation.


                                ARTICLE XIII

                              Indemnification

                  SECTION 13.01. Indemnification re: Ashland Representatives' Revocable Proxies and the Ashland LOOP/LOCAP Revocable Proxy. In the event that Ashland's Representatives grant Marathon's Representatives the Ashland Representatives Revocable Proxies pursuant to
Section 5.02(a) and Ashland grants to Marathon or a person designated by Marathon, as applicable, the Ashland LOOP/LOCAP Revocable Proxy pursuant to
Section 5.02(c), each of Marathon, USX and the Company agree to indemnify and hold Ashland, its Representatives, their respective Affiliates and any director, officer, employee, stockholder, partner, agent or representative of Ashland or its Affiliates harmless against any and all Losses to which they or any of them may become subject, insofar as any such Losses shall arise out of, are based upon or relate to any obligations or liabilities of whatever kind and nature, primary or secondary, direct or indirect, absolute or contingent, known or unknown, whether or not accrued, which arise on or after the relevant Exercise Date and which are attributable to
(i) in the event that the Closing occurs, (A) the Company and its subsidiaries or LOOP, LLC or LOCAP, Inc., (B) Ashland's ownership interest in the Company or the Ashland LOOP/LOCAP Interest, (C) actions taken by Marathon's Representatives pursuant to the Ashland Representatives Revocable Proxies or (D) actions taken by Marathon or the Company, as applicable, pursuant to the Ashland LOOP/LOCAP Revocable Proxy, and (ii) in the event that Ashland or Marathon revokes Ashland's Ashland Put Exercise Notice or Marathon's Marathon Call

Exercise Notice pursuant to Section 9.03(a), 9.04(a), 9.05, 9.08(a) or 9.09, or Ashland revokes Marathon's Special Termination Exercise Notice pursuant to Section 9.08(a) or 9.09 (A) actions taken by Marathon's Representatives pursuant to the Ashland Representatives Revocable Proxies or (B) actions taken by Marathon or the Company, as applicable, pursuant to the Ashland LOOP/LOCAP Revocable Proxy.

                  SECTION    13.02.     Indemnification     re:    Marathon
Representatives Revocable Proxies. In the event that Marathon's Representatives grant Ashland's Representatives the Marathon Representatives Revocable Proxies pursuant to Section 5.02(b), each of Ashland and the Company agree to indemnify and hold Marathon, its Representatives, their respective Affiliates and any director, officer, employee, stockholder, partner, agent or representative of Marathon or its Affiliates harmless against any and all Losses to which they or any of them may become subject, insofar as any such Losses shall arise out of, are based upon or relate to any obligations or liabilities of whatever kind and nature, primary or secondary, direct or indirect, absolute or contingent, known or unknown, whether or not accrued, which arise on or after the Special Termination Exercise Date and which are attributable to (i) in the event that the Closing occurs, (A) the Company and its subsidiaries or (B) actions taken by Ashland's Representatives pursuant to the Marathon Representatives Revocable Proxies and (ii) in the event that Marathon revokes Ashland's Special Termination Exercise Notice pursuant to Section 9.08(a) or 9.09, actions taken by Ashland's Representatives pursuant to the Marathon Representatives Revocable Proxies.

                  SECTION 13.03. Indemnification re: Transfer of Economic Interests in the Ashland LOOP/LOCAP Interest to Marathon, the Company or a Person Designated by Marathon. To the extent that Ashland is unable to Transfer the Ashland LOOP/LOCAP Interest to Marathon, the Company or a person designated by Marathon, as applicable, at Closing, and as a result thereof, Ashland enters into any arrangement under which Marathon, the Company or such other person shall obtain the economic claims, rights and benefits under the Ashland LOOP/LOCAP interest, including a grant to Marathon, the Company or such other person, as applicable, of the Ashland LOOP/LOCAP Irrevocable Proxy, each of Marathon, USX and the Company agree to indemnify and hold Ashland, its Representatives, their respective Affiliates and any director, officer, employee, stockholder, partner, agent or representative of Ashland or its Affiliates harmless against any and all Losses to which they or any of them may become subject, insofar as any such Losses shall arise out of, be based upon or relate to any obligations or liabilities of whatever kind and nature, primary or secondary, direct or indirect, absolute or contingent, known or unknown, whether or not accrued, which arise on or after the relevant Exercise Date and which are attributable to (i) LOOP, LLC, (ii) LOCAP, Inc., (iii) Ashland's ownership interest in LOOP, LLC and LOCAP, Inc., (iv) any such arrangements between Ashland and Marathon, the Company or such other person or (v) actions taken by Marathon, the Company or such other person, as applicable, pursuant to the Ashland LOOP/LOCAP Irrevocable Proxies.

                  SECTION 13.04. Procedures Relating to Indemnification Under This Article XIII. The procedures for Indemnification under this
Article  XIII  shall be the  procedures  for  indemnification  set forth in
Section 9.7 of the Asset Transfer and Contribution Agreement.


                                ARTICLE XIV

                      Company Competitive Businesses;
                 Detrimental Activities; Limitations on the
                 Company Entering into Valvoline's Business

                  SECTION 14.01. Competitive Businesses. (a) Subject to Sections 14.01(b), 14.01(d) and 14.03(c), and except to the extent otherwise provided in Schedule 14.01(a), each of Marathon, USX and Ashland hereby agrees that during the Term of the Company, it shall not, and it shall cause its Affiliates not to, engage in any business within North America which is substantially in competition with (i) the Company's Business conducted on the date hereof or (ii) any new line of business of the Company that the Board of Managers has approved in accordance with
Section 8.07(b) of the LLC Agreement (but only if and to the extent that the Board of Managers specifically determined pursuant to Section 8.07(b) of the LLC Agreement that such new line of business should also constitute a Company Competitive Business) (each such business in clauses (i) and
(ii), a "Company Competitive Business"); provided, however, that nothing in this Section 14.01 shall be deemed or interpreted to prohibit Ashland or any of its Affiliates from engaging in the Valvoline Business.

                  (b) Notwithstanding  any limitation  contained in Section
14.01(a), Marathon, USX and Ashland and their respective Affiliates shall be permitted to engage in a Company Competitive Business if: (i) Marathon or Ashland, as applicable, shall have first presented the Company, at a meeting of the Board of Managers at which at least one of the Representatives of the other Member was present, with the opportunity to pursue or engage in such Company Competitive Business and (ii) one or more of the Representatives of the other Member on the Board of Managers shall have voted against the Company pursuing such Company Competitive Business.

                  (c) If Marathon, USX or Ashland or any of their respective Affiliates is permitted pursuant to Section 14.01(b) to engage in a Company Competitive Business and, in connection therewith, wishes to use any of the properties, facilities or other assets of the Company or any of its subsidiaries, Marathon or Ashland and their respective Representatives will negotiate in good faith with the Company to reach a reasonable agreement as to the nature and scope of any agreement between the Company or any such subsidiary and such Member with respect to the use of such property, facility or other assets. Any transaction relating to such property, facility or assets shall be deemed for purposes of the LLC Agreement to constitute an Affiliate Transaction that was entered into outside the ordinary course of the Company's business.

                  (d) Notwithstanding any limitation contained in Section 14.01(a), Marathon, USX and Ashland and their respective Affiliates shall be permitted to purchase: (i) less than an aggregate of 10% of any class of stock of a person engaged, directly or indirectly, in one or more Competitive Businesses (a "Company Competitive Third Party"); provided that such stock is listed on a national securities exchange or is quoted on the National Market System of NASDAQ; (ii) less than 10% in value of any instrument of Indebtedness of a Company Competitive Third Party; (iii) a Company Competitive Third Party (whether by merger or purchase of all or substantially all of such Company Competitive Third Party's assets) which engages, directly or indirectly, in one or more Company Competitive Businesses which accounted for less than 20% of such Company Competitive Third Party's consolidated revenues for the most recently completed fiscal quarter; and (iv) a Company Competitive Third Party (whether by merger or purchase of all or substantially all of such Company Competitive Third Party's assets or otherwise) which engages, directly or indirectly, in one or more Company Competitive Businesses which accounted for greater than 20% of such Company Competitive Third Party's consolidated revenues for the most recently completed fiscal quarter; provided that a purchase by Marathon, USX or Ashland or any of their respective Affiliates of a Company Competitive Third Party pursuant to this clause (iv) shall only be permitted if within 30 Business Days after the earlier to occur of (A) the execution of definitive agreements with respect to such purchase or (B) the closing of such purchase, Marathon, USX, Ashland or such Affiliate, as applicable, shall present the Company with the opportunity to purchase the portion of such Company Competitive Third Party's business that is in substantial competition with the Company in North America (the "Company Competitive Business Assets") at a purchase price determined in accordance with Section 14.04, at a special or regular meeting of the Board of Managers (such meeting, a "14.01(d) Presentation Meeting").

                  (e) If the Board of Managers determines at the 14.01(d) Presentation Meeting (by a vote of a majority of the Representatives of the Member not purchasing such Company Competitive Third Party's business at a special or regular meeting of the Board of Managers (which majority shall constitute a quorum for purposes of the transaction of business)) to purchase the Company Competitive Business Assets, the closing date with respect to such purchase shall not be later than 60 days after the date of the determination of the Purchase Price pursuant to Section 14.04 or, if later, 30 days after the Company has received any antitrust clearance or other Governmental Approval required in connection with such purchase (the "14.01(d) Scheduled Closing Date"). If the Company breaches its obligation to purchase the Company Competitive Business Assets on the 14.01(d) Scheduled Closing Date after the Board of Managers shall have determined to make such purchase as provided in the immediately preceding sentence (other than where such breach is due to circumstances beyond the Company's reasonable control), then Marathon, USX, Ashland or such Affiliate, as applicable, shall be permitted to retain such Company Competitive Business Assets and the Company shall cease to have the right to purchase such Company Competitive Business Assets. If the Company breaches its obligation to purchase the Company Competitive Business Assets on the 14.01(d) Scheduled Closing Date after the Board of Managers shall have determined to make such purchase as provided in the first sentence of this Section 14.01(e)and such breach is due to circumstances beyond the Company's reasonable control, then, if the closing of the purchase by the Company of the Company Competitive Business Assets does not occur within 270 days after the Scheduled Closing Date, Marathon, USX, Ashland or such Affiliate, as applicable, shall be permitted to retain such Company Competitive Business Assets and the Company shall cease to have the right to purchase such Company Competitive Business Assets. If the Board of Managers determines at the 14.01(d) Presentation Meeting not to purchase such Company Competitive Business Assets, then Marathon, USX, Ashland or such Affiliate, as applicable, shall be permitted to retain such Company Competitive Business Assets and the Company shall cease to have the right to purchase such Company Competitive Business Assets.

                  (f) It is the intention of each of the parties hereto that if any of the restrictions or covenants contained in this Section
14.01 is held by a court of competent jurisdiction to cover a geographic area or to be for a length of time that is not permitted by Applicable Law, or is in any way construed by a court of competent jurisdiction to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under Applicable Law, a court of competent jurisdiction shall construe and interpret or reform this Section 14.01 to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained in this
Section 14.01) as shall be valid and enforceable under such Applicable Law. Each of the parties hereto acknowledges that any breach of the terms, conditions or covenants set forth in this Section 14.01 shall be competitively unfair and may cause irreparable damage to the Company because of the special, unique, unusual, extraordinary and intellectual character of the Company's business, and the Company's recovery of damages at law will not be an adequate remedy. Accordingly, each of the parties hereto agrees that for any breach of the terms, covenants or agreements of this Section 14.01, a restraining order or an injunction or both may be issued against such person, in addition to any other rights or remedies the Company or the other parties hereto may have.

                  SECTION 14.02. Detrimental Activities. (a) Solicitation, Recruiting or Hiring of Employees. Each of Marathon, USX and Ashland hereby agrees that during the Term of the Company, without the consent of each of the Members, it shall not, and it shall cause its Affiliates not to, solicit, recruit or hire any employee of the Company or any of its subsidiaries (other than solicitations that are directed at the public in general in publications available to the public in general) if:

                  (i) such employee is an Executive Officer or the officer principally in charge of environmental health and safety and human resources, unless, subject to clauses (iii) and (iv) below, such solicitation, recruitment or hiring is consented to in advance by Ashland (in the case of a solicitation, recruitment or hiring by Marathon, USX or any of their respective Affiliates) or by Marathon (in the case of a solicitation, recruitment or hiring by Ashland or any of its Affiliates), which consent shall not be unreasonably withheld;

                  (ii) such employee reports directly to (A) an Executive Officer or the officer principally in charge of environmental health and safety and human resources(a "Senior Employee") or (B) a Senior Employee (a "Mid-Level Employee"), unless, subject to clauses (iii) and (iv) below, at the time of such solicitation, recruitment or hiring, the total number of Senior Employees and Mid-Level Employees that have been hired by Marathon, USX, Ashland and their respective Affiliates during the then preceding twenty-four months is less than 10% of the total number of Senior Employees and Mid-Level Employees employed by the Company at the time Marathon, USX, Ashland or an Affiliate thereof wishes to solicit, recruit or hire such Senior Employee or Mid-Level Employee (based on the average number of Senior Employees and Mid-Level Employees employed by the Company during such twenty-four-month period);

                  (iii) the hiring of such employee, when considered together with all other employees hired by Marathon, USX, Ashland and their respective Affiliates during the then preceding twenty-four months, would have or would reasonably be expected to have, a significant detrimental impact on the department of the Company in which such employee is then working; or

                  (iv) such employee is being solicited, recruited or hired for a position in a Competitive Business of such person or such person's Affiliates.

Notwithstanding the foregoing, the employees of the Company shall not be required to accept any job offer by Marathon, USX, Ashland or any of their respective Affiliates and a refusal to accept such a job offer shall not negatively affect an employee's career opportunities at the Company.

                  (b) Disclosure of Confidential Information. Each of Marathon, USX and Ashland (each, a "Disclosing Party") hereby agrees that during the Term of the Company, it shall not, and it shall cause its Affiliates not to, disclose or furnish to anyone any confidential information relating to the Company and its subsidiaries ("Confidential Information") except pursuant to a confidentiality agreement in form and substance reasonably satisfactory to the other parties hereto which expressly provides that the other parties hereto shall be a beneficiary thereof (a "Confidentiality Agreement"). The foregoing restriction on disclosure of Confidential Information shall not apply to (i) information which is or becomes part of the public domain through no fault or breach of the Disclosing Party; (ii) information which at the time of disclosure is already in the possession of the Disclosing Party in written form and was not received directly or indirectly from the Company or any of its subsidiaries under a requirement of confidentiality; (iii) information received by the Disclosing Party from a third party; provided that the Disclosing Party, after reasonable inquiry, has no reason to believe that the third party obtained the information directly or indirectly from the Company or any of its subsidiaries under a requirement of confidentiality;
(iv) information required to be disclosed under subpoena or other mandatory legal process; provided, that the Disclosing Party shall give the Company timely notice of the service of the subpoena or other process so that the Company may seek a protective order or other legal remedy to prevent such disclosure; (v) information which has been subsequently and independently acquired or developed by the Disclosing Party without violating any of its obligations under this Section 14.02(b) or under any Confidentiality
Agreement;  and (vi)  information  which is  required  or  advisable  to be disclosed
under the Securities Act or the Exchange Act. Notwithstanding the foregoing, a Disclosing Party shall be permitted to disclose Confidential Information to its directors, officers, employees, auditors, agents, advisors and representatives (such persons being collectively referred as its "Representatives") if the Disclosing Party informs its Representatives of the confidential nature of the Confidential Information and obtains their agreement to be bound by this Section 14.02(b) and not to disclose such Confidential Information to any other person. Each Disclosing Party shall be responsible for any breach of this Section 14.02 by its Representatives.

                  SECTION 14.03. Limitations on the Company Entering into the Valvoline Business. (a) Subject to Sections 14.03(b) and 14.03(d), the Company hereby agrees that it shall not, and it shall cause its Affiliates (other than Marathon, Ashland and their respective subsidiaries (other than the Company and its subsidiaries)) not to, engage in any business worldwide which is substantially in competition with the Valvoline Business. Notwithstanding the foregoing, the provisions of this Section 14.03(a) shall terminate on the first date on which Ashland and its Affiliates shall own (beneficially or otherwise) less than 20% of the Valvoline Business.

                  (b)(i)   Notwithstanding  any  limitation   contained  in
         Section 14.03(a), if in any two consecutive calendar years, (A) Valvoline shall not have purchased from the Company and its subsidiaries a quantity of lube oil at least equal to the Minimum Lube Oil Purchase Amount and (B)(1) such failure to purchase was due to the fact that the Company and Valvoline could not in good faith agree to mutually acceptable terms and conditions for the sale by the Company and its subsidiaries to Valvoline of at least such quantity of lube oil and (2) such failure was not due, in whole or in part, to the failure of the Company and its subsidiaries to produce and offer for sale to Valvoline the Minimum Lube Oil Purchase Amount during either such calendar year, the failure of the Company and its subsidiaries to produce and offer for sale to Valvoline lube oil satisfying contractual specifications or any other failure of the Company or its subsidiaries to satisfy in any material respect any of its then existing material contractual obligations to Valvoline, then the Company and its subsidiaries shall be permitted to engage in a business which is substantially in competition with Valvoline's Bulk Motor Oil Business and/or Valvoline's Packaged Motor Oil Business (but, except as expressly permitted in Section 14.03(a), no other business that constitutes part of the Valvoline Business); provided that, notwithstanding the foregoing, the Company and its subsidiaries shall not be permitted to enter into or engage in any such business if the Company and its subsidiaries shall have substantially ceased production at the Catlettsburg, Kentucky refinery of lube oil for sale to third parties (other than due to a force majeure or an inability to find a willing buyer for its lube oil) for any period of 90 consecutive days or more prior to the time the Company and its subsidiaries shall first enter or propose to enter into such business.

                  (ii) Notwithstanding any limitation contained in Section 14.03(a), if in each of the four calendar years following the consecutive two-year period provided for in Section 14.03(b)(i),
         (A) Valvoline shall not have purchased from the Company and its subsidiaries a quantity of lube oil at least equal to the Minimum Lube Oil Purchase Amount and (B)(1) such failure to purchase was due to the fact that the Company and Valvoline could not in good faith agree to mutually acceptable terms and conditions for the sale by the Company and its subsidiaries to Valvoline of at least such quantity of lube oil and (2) such failure was not due, in whole or in part, to the failure of the Company and its subsidiaries to produce and offer for sale to Valvoline the Minimum Lube Oil Purchase Amount during any such calendar year, the failure of the Company and its subsidiaries to produce and offer for sale to Valvoline lube oil satisfying contractual specifications or any other failure of the Company or its subsidiaries to satisfy in any material respect any of its existing material contractual obligations to Valvoline, then at any time after the conclusion of such consecutive four-year period, the Company and its subsidiaries shall be permitted to engage in a business which is substantially in competition with Valvoline's Private Label Packaged Motor Oil Business and/or Valvoline's Quick Lube Business; provided that, notwithstanding the foregoing, the Company and its subsidiaries shall not be permitted to enter into or engage in any such business if the Company and its subsidiaries shall have substantially ceased production at the Catlettsburg, Kentucky refinery of lube oil for sale to third parties (other than due to a force majeure or an inability to find a willing buyer for its lube oil) for any period of 90 consecutive days or more prior to the time the Company and its subsidiaries shall first enter or propose to enter into such business.

                  (iii) The provisions set forth in this Section 14.03(b) permitting the Company and its subsidiaries to engage in a new business in competition with the Valvoline Business if certain conditions are satisfied shall be an exception only to the super majority vote requirement in Section 8.08(a) of the LLC Agreement, and shall not be an exception to any other supermajority vote requirements of Section 8.08 of the LLC Agreement.

                  (c) Notwithstanding any limitation contained in Section 14.01(a), if at any time the Company or any of its subsidiaries enters into, other than as expressly permitted in Section 14.03(d), either the Bulk Motor Oil Business, the Packaged Motor Oil Business, the Private Label Packaged Motor Oil Business or the Quick Lube Business, Ashland and its subsidiaries thereafter shall be permitted to enter into a business which is substantially in competition with the Company's lube oil production business.

                  (d) Notwithstanding any limitation contained in Section 14.03(a), subject to Section 8.08 of the LLC Agreement, the Company and its subsidiaries shall be permitted to (i) engage, directly or through its own dealers, jobbers or jobber dealers, in the business currently conducted under the brand name "Maralube Express" (the "Maralube Express Business");
(ii) engage, directly or through its own dealers, jobbers or jobber dealers, in the truck stop oil change business; (iii) engage, directly or through its own dealers, jobbers, or jobber dealers, in the oil, lubricants, antifreeze and other, in each case automotive fluid change business and auto and light truck maintenance service, in each case incidental to operating their service stations or other retail units; (iv) engage, directly or through its own dealers, jobbers, or jobber dealers, in the sale of lubricants to farm, government, school and other similar commercial accounts; (v) engage, directly or through its own dealers, jobbers, or jobber dealers, in the sale of car care products and chemicals, antifreeze and rust preventatives in service stations or similar retail units that are owned or operated by them, in each case incidental to operating their service stations or other retail units; (vi) engage, directly or through its own dealers, jobbers, or jobber dealers, in the collection of used lubricants at service stations or similar retail units that are owned or operated by them, in each case incidental to operating their service stations or other retail units; (vii) enter into contractual agreements with Valvoline or other third party packagers with respect to the packaging by Valvoline or such other third party packagers of lube oil products for sale (A) in service stations or similar retail units that are owned or operated by the Company and its subsidiaries or its dealers, jobbers or jobber dealers or to farm, government, school or other similar commercial accounts pursuant to clause (iv) above and (B) solely under the brandnames or trademarks of such service stations; and (viii) purchase a
Person (whether by merger or purchase of all or substantially all the assets or otherwise) which engages, directly or indirectly, in a business that is substantially in competition with the Valvoline Business (a "Valvoline Competitive Third Party") provided that less than 33% of such Valvoline Competitive Third Party's consolidated revenues for the most recently completed fiscal quarter are derived from businesses which are substantially in competition with Valvoline's Business; provided further that a purchase by the Company or one of its subsidiaries of a Valvoline Competitive Third Party shall be permitted only if within 30 Business Days after the earlier to occur of (A) the execution of definitive agreements with respect to such purchase or (B) the closing of such purchase, the Company shall give notice (a "14.03(d) Offer Notice") to Ashland, identifying the portion of such Valvoline Competitive Third Party's business that is substantially in competition with the Valvoline Business (the "Valvoline Competitive Business Assets") and offering to sell to Ashland such Valvoline Competitive Business Assets at a purchase price determined in accordance with Section 14.04.

                  (e) Ashland shall have 90 days from receipt of the 14.03(d) Offer Notice to elect, by notice to the Company (a "14.3(d) Purchase Election Notice"), to purchase such Valvoline Competitive Business Assets. If Ashland makes such election, the notice of election shall state a closing date not later than 60 days after the date of the Section 14.03(d) Purchase Election Notice or, if later, 30 days after Ashland has received any antitrust clearance or other

Governmental Approval required in connection with such purchase (a "14.03(d) Scheduled Closing Date"). If Ashland breaches its obligation to purchase the Valvoline Competitive Business Assets on the 14.03(d) Scheduled Closing Date after giving notice of its election to make such purchase (other than where such breach is due to circumstances beyond Ashland's reasonable control), then the Company shall be permitted to retain such Valvoline Competitive Business Assets. If Ashland breaches its obligation to purchase the Valvoline Competitive Business Assets on the 14.03(d) Scheduled Closing Date after giving notice of its election to make such purchase and such breach is due to circumstances beyond Ashland's reasonable control, then, if the closing of the purchase by Ashland of the Valvoline Competitive Business Assets does not occur within 270 days after the Scheduled Closing Date, the Company shall be permitted to retain such Valvoline Competitive Business Assets. If Ashland elects not to purchase such Valvoline Competitive Business Assets, then the Company shall be permitted to retain such Valvoline Competitive Business Assets.

                  (f) (i) If the Company and its subsidiaries are permitted under Section 14.03(d) to retain any Valvoline Competitive Business Assets and, at any time thereafter, the Company or any such subsidiary shall determine to sell such Valvoline Competitive Business Assets (or any portion thereof), then the Company shall give notice (a "14.03(f) Valvoline Offer Notice") to Ashland, identifying the proposed purchaser from whom it has received a bona fide offer and setting forth the proposed sale price (which shall be payable only in cash or purchase money obligations secured solely by such Valvoline Competitive Business Assets (or portion thereof) being sold) and the other material terms and conditions upon which the Company is proposing to sell such Valvoline Competitive Business Assets to such identified purchaser (or portion thereof). No such sale shall encompass or be conditioned upon the sale or purchase of any property other than such Valvoline Competitive Business Assets (or portion thereof). Ashland shall have 90 days from receipt of the Valvoline Offer Notice to elect, by notice to the Company (a "14.03(f) Valvoline Purchase Election Notice"), to purchase such Valvoline Competitive Business Assets (or portion thereof) on the terms and conditions set forth in the 14.03(f) Valvoline Offer Notice.

             (ii) If Ashland makes such election, the notice of election shall state a closing date not later than 60 days after the date of the 14.03(f) Valvoline Purchase Election Notice. If Ashland breaches its obligation to purchase such Valvoline Competitive Business Assets (or portion thereof) on the same terms and conditions as those contained in the 14.03(f) Valvoline Offer Notice after giving notice of its election to make such purchase (other than where such breach is due to circumstances beyond Ashland's reasonable control), then the Company may, at any time for a period of 270 days after such default, sell such Valvoline Competitive Business Assets (or portion thereof) to any person at any price and upon any other terms without further compliance with the procedures set forth in this Section 14.03(f).

            (iii) If Ashland gives notice within the 90-day period following the 14.03(f) Valvoline Offer Notice from the Company that it elects not to purchase such Valvoline Competitive Business Assets (or portion thereof), the Company may, within 120 days after the end of such 90-day period (or 270 days in the case where such parties have received a second request under HSR), sell such Valvoline Competitive Business Assets to the identified purchaser on terms and conditions no less favorable to the Company than the terms and conditions set forth in such 14.03(f) Valvoline Offer Notice. In the event the Company shall desire to offer such Valvoline Competitive Business Assets (or portion thereof) for sale to such identified purchaser or to any other person on terms and conditions less favorable to it than those previously set forth in a 14.03(f) Valvoline Offer Notice, the procedures set forth in this Section 14.03(f) must again be initiated and applied with respect to the terms and conditions as modified.

                  (g) It is the intention of each of the parties hereto that if any of the restrictions or covenants contained in this Section
14.03 is held by a court of competent jurisdiction to cover a geographic area or to be for a length of time that is not permitted by Applicable Law, or is in any way construed by a court of competent jurisdiction to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under Applicable Law, a court of competent jurisdiction shall construe and interpret or reform this Section 14.03 to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained in this Section 14.03) as shall be valid and enforceable under such Applicable Law. Each of the parties hereto acknowledges that any breach of the terms, conditions or covenants set forth in this Section 14.03 shall be competitively unfair and may cause irreparable damage because of the special, unique, unusual, extraordinary and intellectual character of the applicable business, and recovery of damages at law will not be an adequate remedy. Accordingly, each of the parties hereto agrees that for any breach of the terms, covenants or agreements of this Section 14.03, a restraining order or an injunction or both may be issued against such person, in addition to any other rights or remedies the aggrieved party may have.

                  (h) For purposes of this Agreement, the following terms shall have the following meanings:

                  (i) "Bulk Motor Oil Business" means sales of blended (finished) motor oil in tanker truck, barge and tanker railcar quantities.

                  (ii) "Minimum Lube Oil Purchase Amount" means a quantity of lube oil at least equal to 70% of the quantity of lube oil that Valvoline purchased from the Catlettsburg, Kentucky refinery in the 1997 calendar year.

                  (iii) "Packaged Motor Oil Business" means the ownership, use and/or operation (including toll processing through a third party's plant) of packaging facilities for the sale of packaged motor oil under third party brandnames or trademarks.

                  (iv) "Private Label Packaged Motor Oil Business" means the sale of packaged motor oil under third party and/or the Company's brand names or trademarks.

                  (v) "Quick Lube Business" means the provision of services for changing oil, lubricants, antifreeze and other automotive fluids for passenger car and light commercial trucks and the provision of maintenance checks and related services.

                  (vi) "Valvoline" means the Valvoline division of Ashland.

                  (vii) "Valvoline  Business" means the business  currently
         engaged in by Valvoline, including (A) the production and marketing of automotive and industrial oils, automotive car care products and chemicals, antifreeze, rust preventives, (B) automotive services and (C) environmental recycling services (including collection of used oil, filters and related items). For the avoidance of doubt, the Valvoline Business includes the Bulk Motor Oil Business, the Packaged Motor Oil Business, the Private Label Packaged Motor Oil Business and the Quick Lube Business.

                  SECTION 14.04. Purchase Price of Competitive Business Assets. In the event that (x) the Company elects to purchase any Company Competitive Business Assets pursuant to the proviso to Section 14.01(d)(iv) or (y) Ashland elects to purchase any Valvoline Competitive Business Assets pursuant to the second proviso to Section 14.03(d)(viii), the purchase price of such Company Competitive Business Assets or Valvoline Competitive Business Assets (the "Competitive Business Purchase Price") shall be determined pursuant to the following procedures:

                  (a) Negotiation Period. For a period of 15 days following the date the Board of Managers approves such purchase, Marathon and Ashland will negotiate in good faith to seek to reach an agreement as to the Competitive Business Purchase Price. If Marathon and Ashland reach such an agreement, then the Competitive Business Purchase Price shall be deemed to be the amount so agreed upon by Marathon and Ashland.

                  (b) Appraisal Process. (i) In the event Marathon and Ashland are unable to reach an agreement as to the Competitive Business Purchase Price within the 15 day period referred to in clause (a) above, then within five Business Days after the expiration of such 15-day period (such fifth Business Day being referred to herein as the "14.04 Appraisal Process Commencement Date"), Marathon and Ashland each shall select a nationally recognized investment banking firm to (A) prepare a report which
         (1) sets forth such investment banking firm's determination of the Competitive Business Purchase Price (which shall be a single amount as opposed to a range) and (2) includes work papers which indicate the basis for the calculations of the Competitive Business Purchase Price

         (a "14.04 Appraisal Report") and (B) deliver to Marathon or Ashland, as the case may be, an oral and written opinion addressed to such party as to the Competitive Business Purchase Price.

                  (ii) The fees and expenses of each investment banking firm shall be paid by the party selecting such investment banking firm.

                  (iii) Each of Marathon and Ashland shall instruct its respective investment banking firm to (A) not consult with the other investment banking firm with respect to its view as to the Competitive Business Purchase Price prior to the time that both investment banking firms have delivered their respective opinions to Marathon and Ashland, as applicable, (B) deliver their respective 14.04 Appraisal Reports, together with their oral and written opinions as to the Competitive Business Purchase Price (the "14.04 Initial Opinion Values"), within 15 days after the
         14.04 Appraisal Process Commencement Date, and (C) deliver a copy of its written opinion and its 14.04 Appraisal Report to the Company, the other party and the other party's investment banking firm at the time it delivers its oral and written opinion to Marathon or Ashland, as applicable.

                  (iv) If the 14.04 Initial Opinion Values differ and the lesser 14.04 Initial Opinion Value equals or exceeds 90% of the greater 14.04 Initial Opinion Value, the Competitive Business Purchase Price shall be deemed to be an amount equal to (A) the sum of the 14.04 Initial Opinion Values divided by (B) two.

                  (v) If the 14.04 Initial Opinion Values differ and the lesser 14.04 Initial Opinion Value is less than 90% of the greater
         14.04 Initial Opinion Value then:

                           (A) within two Business Days after both investment banking firms have delivered their respective opinions to Marathon or Ashland, as applicable, each investment banking firm shall, at a single meeting at which Marathon, Ashland, the Company and the other investment banking firm are present, make a presentation with respect to its 14.04 Initial Opinion Value. At such presentation, Marathon, Ashland, the Company and the other investment banking firm shall be entitled to ask questions as to the basis for and the calculation of such investment banking firm's 14.04 Initial Opinion Value; and

                           (B) Marathon and Ashland shall, within five Business Days after the date Marathon and Ashland receive the 14.04 Initial Opinion Values (such fifth Business Day being referred to herein as the "14.04 Subsequent Appraisal Process Commencement Date"), jointly select a third nationally recognized investment banking firm to
                  (1) prepare a 14.04 Appraisal Report and (2) deliver an oral and written opinion addressed to Marathon and Ashland as to the Competitive Business Purchase Price. The fees and expenses of such third investment banking firm shall be paid 50% by Marathon and 50% by Ashland. Such third investment banking firm shall not be provided with the 14.04 Initial Opinion Values and shall not consult with the initial investment banking firms with respect thereto. During such five-Business Day period, Marathon and Ashland shall negotiate in good faith to independently reach an agreement as to the Competitive Business Purchase Price. If Marathon and Ashland reach such an agreement, then the Competitive Business Purchase Price shall be deemed to be the amount so agreed upon by Marathon and Ashland. If Marathon and Ashland are unable to reach such an agreement, then Marathon and Ashland shall instruct such third investment banking firm to deliver its 14.04 Appraisal Report, together with its oral and written opinion as to the Competitive Business Purchase Price (the "14.04 Third Opinion Value"), within 15 days after the 14.04 Subsequent Appraisal Process Commencement Date. The Competitive Business Purchase Price in such circumstances shall be deemed to be an amount equal to (I) the sum of (x) the 14.04 Third Opinion Value plus (y) whichever of the two 14.04 Initial Opinion Values is closer to the 14.04 Third Opinion Value (or, if the 14.04 Third Opinion Value is exactly halfway between the two 14.04 Initial Opinion Values, the 14.04 Third Opinion Value), divided by (II) two.

                                 ARTICLE XV

                            Survival; Assignment

                  SECTION 15.01. Survival and Assignment re: Marathon and USX. (a) General. Except as expressly permitted by this Section 15.01, neither Marathon nor USX shall assign all or any part of its rights and obligations hereunder to any person without first obtaining the written approval of each of the other parties hereto, which approval may be granted or withheld in such parties' sole discretion.

                  (b) Merger or Sale of Substantially All of Marathon's or USX's Assets. In the event that Marathon or USX shall be a party to a merger, consolidation or other similar business combination transaction with a third party or sell all or substantially all its assets to a third party, Marathon's or USX's, as the case may be, rights and obligations hereunder shall be assignable to such third party in connection with such transaction; provided, however, that Marathon or USX shall not be permitted to assign its rights and obligations hereunder to such third party as aforesaid if the purpose or intent of such merger, consolidation, similar business combination transaction or sale is to circumvent or avoid the application of Sections 10.01(c) and 10.04 of the LLC Agreement to the related Transfer of Marathon's Membership Interests to such third party.

                  (c) Transfer of Marathon's Membership Interests Pursuant to Section 10.01(c) of the LLC Agreement. In the event that Marathon
Transfers  all of its  Membership  Interests  to a third party  pursuant to
Section 10.01(c) of the LLC Agreement, then:

                  (i) such third party shall at the time of such Transfer become subject to all of Marathon's and USX's respective obligations hereunder and shall succeed to all of Marathon's and USX's respective rights hereunder;

                  (ii) such third party and its ultimate parent, if any, shall each become subject to the same standstill obligations that apply to Marathon and USX under Section 12.01, which standstill provisions shall remain in effect with respect to such third party and its ultimate parent, if any, through the six-month anniversary of the earlier to occur of (a) the date that Ashland and its Affiliates do not own any Membership Interests and (b) the date that such third party and its Affiliates do not own any Membership Interests;

                  (iii) such third party and its ultimate parent, if any, shall each become subject to the same non-compete covenants that apply to Marathon and USX under Article XIV; and

                  (iv) Marathon and USX shall each be relieved of all of its obligations hereunder other than (1) any default hereunder by Marathon or USX or any of their respective Affiliates that occurred prior to the time of such Transfer; (2) Marathon's and USX's respective obligations under Section 12.01 (which are in addition to, and not in lieu of such third party's obligations under Section 12.01); (3) Marathon's and USX's respective obligations under Article X with respect to any Securities that Marathon and/or USX issued to Ashland pursuant to Section 4.02(c) prior to such Transfer or that Marathon and/or USX intends to issue to Ashland pursuant to Section 4.02(c) after such Transfer; and (4) Marathon's and USX's respective obligations under Article XIV (which shall survive for six months from the date of such Transfer and which are in addition to, and not in lieu of such third party's obligations under Article XIV).

                  (d) Assignment of Marathon's Marathon Call Right and Special Termination Right. In the event of an assignment by Marathon of its rights and obligations under this Agreement to a third party pursuant to this Section 15.01, Marathon's rights and obligations related to its Marathon Call Right and its Special Termination Right shall also be assigned to such third party; provided, that such third party shall not be permitted to exercise the Marathon Call Right until the third anniversary of the date of such assignment.

                  SECTION 15.02. Survival and Assignment re: Ashland. (a) General. Except as expressly permitted by this Section 15.02, Ashland shall not assign all or any part of its rights and obligations hereunder to any person without first obtaining the prior written approval of each of the other parties hereto, which approval may be granted in such parties' sole discretion.

                  (b) Merger or Sale of Substantially all of Ashland's Assets. In the event that Ashland shall be a party to a merger, consolidation or other similar business combination transaction with a third party or sell all or substantially all of its assets to a third party, Ashland's rights and obligations hereunder shall be assignable to such third party in connection with such transaction; provided, however, that Ashland shall not be permitted to assign its rights and obligations hereunder to such third party as aforesaid if the purpose or intent of such merger, consolidation, similar business combination transaction or sale is to circumvent or avoid the application of Sections 10.01(c) and 10.04 of the LLC Agreement to the related Transfer of Ashland's Membership Interests to such third party.

                  (c) Transfer of Membership Interests Pursuant to Section 10.01(c) of the LLC Agreement. In the event that Ashland Transfers all of its Membership Interests to a third party pursuant to Section 10.01(c) of the LLC Agreement, then:

                  (i) such third party shall at the time of such Transfer become subject to all of Ashland's obligations hereunder and shall succeed to all of Ashland's rights hereunder;

                  (ii) such third party and its ultimate parent, if any, shall each become subject to the same standstill obligations that apply to Ashland under Section 12.02, which standstill provisions shall remain in effect with respect to such third party and its ultimate parent, if any, through the later to occur of (i) the six-month anniversary of the earlier to occur of (A) the date that Marathon and its Affiliates do not own any Membership Interests and (B) the date that such third party and its Affiliates do not own any Membership Interests and (ii) in the event that such third party or its Affiliates acquires USX Voting Securities pursuant to the Closing of the Ashland Put Right, the date on which such third party and its Affiliates do not own more than 5% of the then outstanding USX Voting Securities;

                  (iii) such third party and its ultimate parent, if any, shall each become subject to the same non-compete covenants that apply to Ashland under Article XIV;

                  (iv) Ashland shall be relieved of all of its obligations hereunder other than (1) any default hereunder by Ashland or any of its Affiliates that occurred prior to the time of such Transfer; (2) Ashland's obligations under Section 12.02 (which are in addition to, and not in lieu of such third party's obligations under Section 12.02); and (3) Ashland's obligations under Article XIV (which shall survive for six months from the date of such Transfer and which are in addition to, and not in lieu of such third party's obligations under Article XIV); and

                  (v) Ashland shall retain all of its rights under Article X with respect to any Securities that are issued to Ashland pursuant to Section 4.02(c) prior to or after the date of such Transfer (which rights shall be in addition to and not in lieu of the rights that the third party of Ashland's Membership Interests is entitled to under Article X).

                  (d) Assignment of Ashland's Ashland Put Right and Special Termination Right. In the event of an assignment by Ashland of its rights and obligations under this Agreement to a third party pursuant to this
Section 15.02, Ashland's rights and obligations related to its Ashland Put Right and its Special Termination Right shall also be assigned to such third party; provided that such third party shall not be permitted to exercise the Ashland Put Right until the third anniversary of the date of such assignment.

                  SECTION 15.03. Survival and Assignment re: the Company. The Company shall not be permitted to assign its rights and obligations hereunder without the prior written consent of each of the other parties hereto, which consent shall not be unreasonably withheld.

                  SECTION 15.04. Assignment and Assumption Agreements. Any assignment of Marathon's, USX's, Ashland's or the Company's respective rights and obligations hereunder pursuant to this Article XV shall be pursuant to an assignment and assumption agreement by and among the third party, such third party's ultimate parent, if any, and each of the parties hereto, in such form as the parties hereto shall reasonably approve.

                  SECTION 15.05. Consequences of Unpermitted Assignments. Any attempted assignment in violation of this Article XV shall be void and without legal effect.


                                ARTICLE XVI

                       Dispute Resolution Procedures

                  SECTION  16.01.  General.  All  controversies,  claims or
disputes that arise out of or relate to the Agreement or the construction, interpretation, performance, breach, termination, enforceability or validity of the Agreement, or the commercial economic or other relationship of the parties thereto, whether such claim is based on rights, privileges or interests recognized by or based upon statute, contract, tort, common law or otherwise and whether such claim existed prior to or arises on or after the date of the Agreement (a "Dispute") shall be resolved in accordance with the provisions of this Article XVI. Notwithstanding anything to the contrary contained in this Article XVI, nothing in this
Article XVI shall limit the ability of the directors and officers of a party hereto from communicating directly with the directors and officers of any other party hereto.

                  SECTION 16.02. Dispute Notice and Response. A party hereto may give another party hereto written notice (a "Dispute Notice") of any Dispute which has not been resolved in the normal course of business. Within fifteen Business Days after delivery of the Dispute Notice, the receiving party shall submit to the other party a written response (the "Response"). The Dispute Notice and the Response shall each include a statement setting forth the position of the party giving such notice, a summary of the arguments supporting such position and, if applicable, the relief sought.

                  SECTION 16.03. Negotiation Between Chief Executive Officers. (a) If a Dispute Notice is delivered prior to the Closing, within 10 Business Days after delivery of the Response provided for in Section 16.02, the Chief Executive Officer (in the case of Ashland and USX) and/or the President (in the case of Marathon and the Company) of each party to such Dispute shall meet or communicate by telephone at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, and shall negotiate in good faith to attempt to resolve the Dispute that is the subject of such Dispute Notice. If such Dispute has not been resolved within 20 Business Days after the delivery of the Response as provided for in Section 16.02, then each party shall be permitted to take such actions at law or in equity as it is otherwise permitted to take or as may be available under Applicable Law.

                  (b) All negotiations between the Chief Executive Officer(s) and/or the President(s) pursuant to this Section 16.03 shall be treated as compromise and settlement negotiations. Nothing said or disclosed, nor any document produced, in the course of such negotiations which is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future arbitration or litigation.

                  SECTION 16.04. Right to Equitable Relief Preserved. Notwithstanding anything in this Agreement to the contrary, any party hereto may at any time seek from any court of the United States located in the State of Delaware or from any Delaware state court, any interim, provisional or injunctive relief that may be necessary to protect the rights or property of such party or maintain the status quo before, during or after the pendency of the negotiation process or any other proceeding contemplated by Section 16.03.


                                ARTICLE XVII

                               Miscellaneous

                  SECTION 17.01. Notices. Any notice, consent or approval to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered: (i) personally by a reputable courier service that requires a signature upon delivery; (ii) by mailing the same via registered or certified first-class mail, postage prepaid, return receipt requested; or (iii) by telecopying the same with receipt confirmation (followed by a first-class mailing of the same) to the intended recipient. Any such writing will be deemed to have been given: (a) as of the date of personal delivery via courier as described above; (b) as of the third calendar day after depositing the same into the custody of the postal service as evidenced by the date-stamped receipt issued upon deposit of the same into the mails as described above; and (c) as of the date and time electronically transmitted in the case of telecopy delivery as described above, in each case addressed to the intended party at the address set forth below:

To Marathon:

Marathon Oil Company
5555 San Felipe
P.O. Box 3128
Houston, TX 77056
Attn:  General Counsel
Phone:  (713) 296-4137
Fax:    (713) 296-4171

To USX:

USX Corporation
600 Grant Street
Pittsburgh, PA, 15219-4776
Attn: General Counsel
Phone:  (412) 433-1121
Fax:  (412) 433-2015

To Ashland:

Ashland Inc.
1000 Ashland Drive
Russell, KY 41169
Attn: General Counsel
Phone:  (606) 329-3333
Fax:    (606) 329-3823

To the Company:

Marathon Ashland Petroleum LLC
539 South Main Street
Findlay, Ohio 45840
Attn: General Counsel
Phone:  (419) 421-4115
Fax:    (419) 422-2121

Any party may designate different addresses or telecopy numbers by notice to the other parties.

                  SECTION 17.02. Merger and Entire Agreement. This Agreement (including the Schedules and Appendices attached hereto), together with the other Transaction Documents (including the exhibits, schedules and appendices thereto) and certain other agreements executed contemporaneously with the Master Formation Agreement constitutes the entire Agreement of the parties hereto and supersedes any prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof.

                  SECTION 17.03. Parties in Interest. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, legal representatives and permitted assigns.

                  SECTION  17.04.  Counterparts.   This  Agreement  may  be
executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  SECTION 17.05. Amendment; Waiver. This Agreement may not be amended except in a written instrument signed by each of the parties hereto and expressly stating it is an amendment to this Agreement. Any failure or delay on the part of any party hereto in exercising any power or right hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or otherwise available at law or in equity.

                  SECTION 17.06. Severability. If any term, provision, covenant, or restriction of this Agreement or the application thereof to any Person or circumstance, at any time or to any extent, is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement (or the application of such provision in other jurisdictions or to Persons or circumstances other than those to which it was held invalid or unenforceable) shall in no way be affected, impaired or invalidated, and to the extent permitted by Applicable Law, any such term, provision, covenant or restriction shall be restricted in applicability or reformed to the minimum extent required for such to be enforceable. This provision shall be interpreted and enforced to give effect to the original written intent of the parties hereto prior to the determination of such invalidity or unenforceability.

                  SECTION 17.07.  GOVERNING  LAW. THIS  AGREEMENT  SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR PROCEEDING RELATED TO OR ARISING OUT OF THIS AGREEMENT, OR ANY TRANSACTION OR CONDUCT IN CONNECTION HEREWITH, IS WAIVED.

                  SECTION 17.08. Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Chancery Court; provided that if the Delaware Chancery Court does not have jurisdiction with respect to such matter, the parties hereto shall be entitled to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Delaware Chancery Court in the event that any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement; provided that if the Delaware Chancery Court does not have jurisdiction with respect to any such dispute, such party consents to submit itself to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court,
(ii) agrees to appoint and maintain an agent in the State of Delaware for service of legal process, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iv) agrees that it will not plead or claim in any such court that any action relating to this Agreement or any of the transactions contemplated by this Agreement in any such court has been brought in an inconvenient forum and (v) agrees that it will not initiate any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than (1) the Delaware Chancery Court, or (2) if the Delaware Chancery Court does not have jurisdiction with respect to such action, a Federal court sitting in the State of Delaware or a Delaware state court.

                  SECTION 17.09. Table of Contents, Headings and Titles. The table of contents and section headings of this Agreement and titles given to Schedules and Appendices to this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

                  SECTION 17.10. Use of Certain Terms; Rules of Construction. As used in this Agreement, the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph, subparagraph, section, subsection or other subdivision. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. Each party hereto agrees that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation or construction of this Agreement or any Transaction Document.

                  SECTION 17.11. Holidays. Notwithstanding any deadline for payment, performance, notice or election under this Agreement, if such deadline falls on a date that is not a Business Day, then the deadline for such payment, performance, notice or election will be extended to the next succeeding Business Day.

                  SECTION 17.12. Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person and their respective successors, legal representatives and permitted assigns any rights, remedies or basis for reliance upon, under or by reason of this Agreement.

                  SECTION 17.13. Liability for Affiliates. Except where and to the extent that a contrary intention otherwise appears, where any party hereto undertakes to cause its Affiliates to take or abstain from taking any action, such undertaking shall mean (i) in the case of an Affiliate that is controlled by such party, that such party shall cause such Affiliate to take or abstain from taking such action and (ii) in the case of an Affiliate that controls or is under common control with such party, that such party shall use its commercially reasonable best efforts to cause such Affiliates to take or abstain from taking such action; provided, however, that such party shall not be required to violate, or cause any director of an Affiliate to violate, any fiduciary duty to minority shareholders of such Affiliate.

                  SECTION 17.14.  Schedules.  No representation or warranty
hereunder shall be deemed to be inaccurate if the actual situation is disclosed pursuant to another representation or warranty herein or in a schedule to a Put/Call, Registration Rights and Standstill Agreement Disclosure Letter or in any other Transaction Document or any exhibit, schedule or appendix thereto, whether or not an explicit cross-reference appears. Neither the specification of any dollar amount in any representation, warranty or covenant contained in this Agreement nor the inclusion of any specific item in a schedule to a Put/Call, Registration Rights and Standstill Agreement Disclosure Letter is intended to imply that such amount, or higher or lower amounts, or the item so included or other items, are or are not material, and neither party shall use the fact of the setting forth of any such amount or the inclusion of any such item in any dispute or controversy involving the parties as to whether any obligation, item or matter not described herein or included in a schedule to a Put/Call,

Registration Rights and Standstill Agreement Disclosure Letter is or is not material for purposes of this Agreement.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the day and year first above written.


                                   MARATHON OIL COMPANY

                                      by   /s/ Victor G. Beghini
                                        --------------------------
                                        Name:  Victor G. Beghini
                                        Title: President


                                   USX CORPORATION

                                      by   /s/ Thomas J. Usher
                                        --------------------------
                                        Name:  Thomas J. Usher
                                        Title: Chairman of the Board
                                        and Chief Executive Officer


                                   ASHLAND INC.

                                      by   /s/ Paul W. Chellgren
                                         --------------------------
                                         Name:  Paul W. Chellgren
                                         Title: Chairman of the Board
                                         and Chief Executive Officer


                                   MARATHON ASHLAND PETROLEUM LLC

                                       by   /s/ J. L. Frank
                                         --------------------------
                                         Name:  J. L. Frank
                                         Title: President




         [85257.5]